UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report

January 31, 2021

MFS® Global High Yield Fund

HYO-ANN

MFS® Global High Yield Fund

Contact information	back cover
Appendix A: MFS High Yield Pooled Portfolio Annual Report	Enclosed

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets experienced dramatic swings over the past twelve months as the coronavirus pandemic brought the global economy to a standstill for several months early in 2020.

The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the

White House and holding the reins in both houses of Congress. As coronavirus restrictions are lifted, pent-up consumer demand could fuel a surge in economic activity. As a result, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

March 18, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	7.7%
Utilities – Electrical Power	6.0%
Medical & Health Technology & Services	4.8%
Wireless Communications	4.5%
Building	4.2%

Composition including fixed income credit quality (a)(i)
BBB	0.8%
BB	52.9%
B	31.4%
CCC	12.1%
C	0.2%
D	0.1%
Not Rated	(1.8)%
Non-Fixed Income	1.2%
Cash & Cash Equivalents	0.9%
Other	2.2%

Portfolio facts (i)
Average Duration (d)	3.0
Average Effective Maturity (m)	3.6 yrs.

Issuer country weightings (i)(x)
United States	58.6%
Brazil	4.4%
Canada	3.4%
United Kingdom	2.9%
France	2.8%
Netherlands	2.7%
India	2.6%
Mexico	2.6%
Luxembourg	1.9%
Other Countries	18.1%

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and including fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not hold all of these instruments. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.

Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2021.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2021, Class A shares of the MFS Global High Yield Fund (fund) provided a total return of 3.86%, at net asset value. This compares with a return of 6.30% for the fund’s benchmark, the ICE BofA Global High Yield – Constrained Index (USD Hedged).

In addition to investing directly in portfolio securities, the fund also invests indirectly in portfolio securities through investment in the MFS High Yield Pooled Portfolio, a mutual fund also advised by MFS. The discussion below reflects both the fund’s direct and indirect investments.

Market Environment

Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is likely to be deployed. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed at scale. There remain worries over whether enough people will get vaccinated to bring about herd immunity.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, dividend payments and

4

Management Review – continued

buybacks resumed in many cases. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Relative to the ICE BofA Global High Yield – Constrained Index (USD Hedged), the fund’s greater-than-benchmark exposure to non-rated (r) issuers held back returns. From a sector perspective, an overweight allocation to the communications sector, and an underweight exposure to the consumer cyclical sector, dampened relative performance. The fund’s bond selection within both the energy and consumer cyclicals sectors further weighed on relative results.

The fund’s shorter duration (d) stance also weakened relative performance as interest rates generally declined over the reporting period.

Top individual detractors for the reporting period included the fund’s holding of SPDR Bloomberg Barclays High Yield Bond ETF (not rated) (h) and its overweight allocations to oil refinery operator PBF Holdings (energy), commercial services provider Arena Luxembourg Finance (transportation) and independent energy services providers Callon Petroleum (energy).

Contributors to Performance

During the reporting period, the fund’s yield curve (y) positioning, notably its lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, benefited relative performance.

Top individual contributors for the reporting period included the fund’s holding of iShares iBoxx High Yield Corporate Bond ETF (not rated) and its overweight allocations to logistics services provider Navios South American Logistics (transportation) and communication services provider Intelsat Jackson Holdings (communications).

Respectfully,

Portfolio Manager(s)

David Cole, Matt Ryan, and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 1/31/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 1/31/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	7/01/98	3.86%	7.12%	5.30%
B	7/01/98	3.09%	6.35%	4.51%
C	7/01/98	3.09%	6.36%	4.53%
I	7/01/98	3.96%	7.38%	5.54%
R1	6/02/08	3.09%	6.29%	4.48%
R2	6/02/08	3.44%	6.85%	5.02%
R3	6/02/08	3.87%	7.25%	5.36%
R4	6/02/08	4.13%	7.37%	5.61%
R6	6/02/08	4.23%	7.50%	5.62%

Comparative benchmark(s)
ICE BofA Global High Yield – Constrained Index (USD Hedged) (f)		6.30%	8.83%	6.87%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.55)%	6.19%	4.84%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.89)%	6.04%	4.51%
C With CDSC (1% for 12 months) (v)		2.09%	6.36%	4.53%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

ICE BofA Global High Yield Constrained Index (d) (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

It is not possible to invest directly in an index.

(d)

Source: ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and

8

Performance Summary – continued

the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2020 through January 31, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2020 through January 31, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Expenses Paid During Period (p) 8/01/20-1/31/21
A	Actual	1.05%	$1,000.00	$1,050.31	$5.41
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
B	Actual	1.80%	$1,000.00	$1,048.03	$9.27
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
C	Actual	1.80%	$1,000.00	$1,046.41	$9.26
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
I	Actual	0.80%	$1,000.00	$1,051.61	$4.13
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R1	Actual	1.80%	$1,000.00	$1,046.41	$9.26
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
R2	Actual	1.30%	$1,000.00	$1,048.96	$6.70
	Hypothetical (h)	1.30%	$1,000.00	$1,018.60	$6.60
R3	Actual	1.05%	$1,000.00	$1,051.83	$5.42
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
R4	Actual	0.80%	$1,000.00	$1,051.46	$4.13
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R6	Actual	0.71%	$1,000.00	$1,052.12	$3.66
	Hypothetical (h)	0.71%	$1,000.00	$1,021.57	$3.61

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

1/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
Bonds - 34.5%
Aerospace - 0.7%
Dae Sukuk DIFC Ltd., 3.75%, 2/15/2026 (n)		$787,000	$833,615
Rolls-Royce Holdings PLC, 4.625%, 2/16/2026 (n)	EUR	859,000	1,107,592

			$1,941,207
Asset-Backed & Securitized - 0.0%
Lehman Brothers Commercial Conduit Mortgage Trust, 1.105%, 2/18/2030 (i)		$15,308	$1

Broadcasting - 1.6%
Arqiva Broadcast Finance PLC, 6.75%, 9/30/2023	GBP	960,000	$1,360,723
Netflix, Inc., 3.625%, 5/15/2027	EUR	445,000	625,084
Netflix, Inc., 3.875%, 11/15/2029		730,000	1,082,404
Pinewood Finance Co. Ltd., 3.25%, 9/30/2025 (n)	GBP	605,000	845,727
Pinewood Finance Co. Ltd., 3.25%, 9/30/2025		225,000	314,527
WMG Acquisition Corp., 2.75%, 7/15/2028 (n)	EUR	550,000	688,784

			$4,917,249
Brokerage & Asset Managers - 0.6%
Banco BTG Pactual S.A. (Cayman Islands), 4.5%, 1/10/2025 (n)		$722,000	$760,302
Vivion Investments S.à r.l., 3%, 8/08/2024	EUR	1,000,000	1,123,869

			$1,884,171
Building - 1.3%
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)		$203,000	$229,085
CEMEX S.A.B. de C.V., 5.45%, 11/19/2029		1,040,000	1,137,240
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)		1,555,000	1,610,607
Standard Industries, Inc., 2.25%, 11/21/2026 (n)	EUR	630,000	776,482

			$3,753,414
Business Services - 0.3%
Nexi S.p.A. , 1.75%, 10/31/2024	EUR	735,000	$908,015

Cable TV - 2.2%
Altice Financing S.A., 7.5%, 5/15/2026 (n)		$525,000	$550,594
Cable Onda S.A., 4.5%, 1/30/2030 (n)		1,200,000	1,296,000
Telenet Finance Luxembourg Notes S.à r.l., 3.5%, 3/01/2028	EUR	500,000	629,040
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)		$225,000	238,293
Videotron Ltd., 5.375%, 6/15/2024 (n)		1,235,000	1,355,412
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)		837,000	892,903

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued

Cable TV - continued
VTR Finance N.V., 6.375%, 7/15/2028 (n)		$322,000	$348,613
Ziggo B.V. , 2.875%, 1/15/2030 (n)	EUR	1,060,000	1,298,126

			$6,608,981
Chemicals - 1.3%
Ashland Services B.V., 2%, 1/30/2028 (n)	EUR	880,000	$1,069,312
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		$589,000	599,308
HT Troplast GmbH, 9.25%, 7/15/2025 (n)	EUR	450,000	602,619
HT Troplast GmbH, 9.25%, 7/15/2025		130,000	174,090
INEOS Quattro Finance 1 PLC, 3.75%, 7/15/2026 (n)		135,000	165,831
SPCM S.A., 2.625%, 2/01/2029 (n)		610,000	761,148
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 6.5%, 10/01/2026		445,000	564,762

			$3,937,070
Conglomerates - 0.9%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$1,555,000	$1,628,085
Thyssenkrupp AG, 2.875%, 2/22/2024	EUR	870,000	1,065,248

			$2,693,333
Consumer Products - 0.5%
Energizer Gamma Acquisition B.V. , 4.625%, 7/15/2026	EUR	495,000	$619,585
International Design Group S.p.A., 6.5%, 11/15/2025		580,000	732,437

			$1,352,022
Consumer Services - 1.4%
AA Bond Co. Ltd., 6.5%, 1/31/2026 (n)	GBP	450,000	$627,598
Adevinta ASA, 3%, 11/15/2027 (n)	EUR	600,000	749,027
B2W Digital Lux S.à r.l., 4.375%, 12/20/2030 (n)		$1,171,000	1,215,440
Intertrust Group B.V., 3.375%, 11/15/2025	EUR	1,040,000	1,285,062
MercadoLibre, Inc., 2.375%, 1/14/2026		$200,000	201,500

			$4,078,627
Containers - 1.0%
ARD Finance S.A., 5.75%, (5% cash or 5.75% PIK) 6/30/2027 (n)(p)	EUR	485,000	$603,799
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		$959,000	974,843
SIG Combibloc PurchaseCo S.à r.l., 2.125%, 6/18/2025 (n)	EUR	900,000	1,158,327
Trivium Packaging Finance B.V., 3.75%, 8/15/2026 (n)		210,000	260,096

			$2,997,065
Emerging Market Quasi-Sovereign - 2.6%
CEMIG Geracao e Transmissao S.A. (Federative Republic of Brazil), 9.25%, 12/05/2024 (n)		$750,000	$868,500
Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030		910,000	941,796

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		$905,000	$966,755
Export Credit Bank of Turkey, 6.125%, 5/03/2024		680,000	697,952
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)		700,000	722,750
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)		340,000	347,650
Petrobras International Finance Co., 6.875%, 1/20/2040		1,360,000	1,633,700
Petroleos Mexicanos, 4.5%, 1/23/2026		680,000	674,220
Petroleos Mexicanos, 5.35%, 2/12/2028		905,000	867,895

			$7,721,218
Emerging Market Sovereign - 1.0%
Arab Republic of Egypt, 6.588%, 2/21/2028		$810,000	$878,315
Government of Ukraine, 7.75%, 9/01/2024		813,000	896,895
Government of Ukraine, 4.375%, 1/27/2030 (n)	EUR	275,000	316,940
Republic of Turkey, 6.125%, 10/24/2028		$885,000	939,962

			$3,032,112
Energy - Independent - 0.3%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(u)(z)		$1,000,000	$0
Afren PLC, 6.625%, 12/09/2020 (a)(d)(u)(z)		528,000	0
Hunt Oil Co. of Peru LLC, 6.375%, 6/01/2028		590,000	640,150
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)		248,000	279,020

			$919,170
Entertainment - 0.3%
CPUK Finance Ltd., 4.875%, 8/28/2025	GBP	590,000	$799,723

Financial Institutions - 1.9%
Adler Group, Inc., 3.25%, 8/05/2025	EUR	700,000	$880,279
AnaCap Financial Europe S.A. SICAV-RAIF, FLR, 5% (EURIBOR -3mo. + 5%), 8/01/2024		585,000	627,320
Cabot Financial (Luxembourg) S.A., 7.5%, 10/01/2023	GBP	370,475	516,489
Encore Capital Group, Inc., 5.375%, 2/15/2026 (n)		635,000	887,457
Garfunkelux Holdco 3 S.A., 7.75%, 11/01/2025		445,000	622,874
Muthoot Finance Ltd., 6.125%, 10/31/2022 (n)		$200,000	208,790
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)		1,145,000	1,163,622
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023 (n)		696,000	702,993

			$5,609,824
Food & Beverages - 1.4%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		$1,475,000	$1,568,014
JBS Investments II GmbH, 5.75%, 1/15/2028 (n)		1,200,000	1,272,096
NBM U.S. Holdings, Inc., 7%, 5/14/2026 (n)		765,000	821,610
Picard Bondco , 5.5%, 11/30/2024	EUR	520,000	643,572

			$4,305,292

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Industrial - 1.2%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/2023		$670,000	$689,263
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)		415,000	435,011
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/2027		1,055,000	1,022,434
Peach Property Finance GmbH, 3.5%, 2/15/2023 (n)	EUR	1,075,000	1,328,276

			$3,474,984
Machinery & Tools - 0.6%
Kapla Holding S.A.S., 3.375%, 12/15/2026	EUR	590,000	$708,734
Platin 1426. GmbH, 5.375%, 6/15/2023		450,000	546,098
Sarens Finance Co. N.V., 5.75%, 2/21/2027		555,000	647,280

			$1,902,112
Major Banks - 0.3%
Sovcombank PJSC (SovCom Capital DAC), 8%, 4/07/2030 (n)		$450,000	$484,875
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/31/2049		365,000	410,625

			$895,500
Medical & Health Technology & Services - 0.7%
Grifols S.A., 3.2%, 5/01/2025	EUR	1,075,000	$1,314,351
IQVIA Holdings, Inc., 3.25%, 3/15/2025		595,000	728,156

			$2,042,507
Metals & Mining - 0.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$140,000	$151,725
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)		760,000	776,249
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		200,000	215,736
KME AG, 6.75%, 2/01/2023	EUR	425,000	460,527
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(z)		$670,000	278,050

			$1,882,287
Midstream - 0.6%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$1,052,000	$1,208,842
Peru LNG, 5.375%, 3/22/2030		645,000	579,694

			$1,788,536
Oil Services - 0.3%
MV24 Capital B.V., 6.748%, 6/01/2034 (n)		$946,320	$1,029,833

Oils - 0.6%
FS Luxembourg S.à r.l., 10%, 12/15/2025 (n)		$555,000	$591,974
Puma International Financing S.A., 5%, 1/24/2026		635,000	611,187
Turkiye Petrol Rafinerileri A.S., 4.5%, 10/18/2024		680,000	680,653

			$1,883,814

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.7%
BBVA Bancomer S.A./Texas, 5.875%, 9/13/2034 (n)		$860,000	$963,200
Grupo Aval Ltd., 4.375%, 2/04/2030 (n)		699,000	722,067
Kazkommertsbank JSC, 5.5%, 12/21/2022		464,187	464,591

			$2,149,858
Pharmaceuticals - 0.5%
Cheplapharm Arzneimittel GmbH, 4.375%, 1/15/2028 (n)	EUR	335,000	$415,687
Rossini S.à r.l., 6.75%, 10/30/2025		723,000	933,592

			$1,349,279
Retailers - 0.5%
Goldstory S.A.S., 5.375%, 3/01/2026 (n)	EUR	450,000	$546,097
Maxeda DIY Holding B.V., 5.875%, 10/01/2026 (n)		375,000	465,321
Mobilux Finance S.A.S., 5.5%, 11/15/2024		495,000	607,922

			$1,619,340
Supermarkets - 0.4%
Casino Guichard Perrachon S.A., 4.498%, 3/07/2024	EUR	400,000	$470,857
Iceland Bondco PLC, 4.625%, 3/15/2025	GBP	520,000	715,003

			$1,185,860
Telecommunications - Wireless - 1.3%
Altice France S.A., 7.375%, 5/01/2026 (n)		$420,000	$440,164
Altice France S.A., 8.125%, 2/01/2027 (n)		405,000	447,525
Altice France S.A., 3.375%, 1/15/2028 (n)	EUR	430,000	517,261
Altice France S.A., 4%, 2/15/2028 (n)		430,000	498,344
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)		$455,000	473,200
Kenbourne Invest S.A., 4.7%, 1/22/2028 (n)		395,000	399,582
Millicom International Cellular S.A., 5.125%, 1/15/2028 (n)		1,086,000	1,145,404

			$3,921,480
Transportation - Services - 2.0%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		$672,000	$696,192
Arena Luxembourg Finance S.à r.l., 1.875%, 2/01/2028 (n)	EUR	1,280,000	1,418,156
Promontoria Holding 264 B.V., 6.75%, 8/15/2023		315,000	354,234
Q-Park Holding I B.V., 1.5%, 3/01/2025 (n)		1,165,000	1,339,562
Q-Park Operations Holding B.V., 1.5%, 3/01/2025		300,000	344,952
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025 (n)		$363,000	383,510
Rumo Luxembourg S.à r.l., 5.25%, 1/10/2028 (n)		415,000	445,880
Rumo Luxembourg S.à r.l., “A”, 7.375%, 2/09/2024 (n)		980,000	1,016,260

			$5,998,746
Utilities - Electric Power - 4.4%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$961,000	$1,067,767

16

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024		$475,000	$527,773
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079		645,000	708,694
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)		550,000	562,375
Azure Power Solar Energy Private Ltd., 5.65%, 12/24/2024 (n)		502,000	534,354
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026 (n)	EUR	740,000	898,745
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		$1,249,000	1,333,420
Listrindo Capital B.V., 4.95%, 9/14/2026		1,555,000	1,607,481
ReNew Power Private Ltd., 5.875%, 3/05/2027 (n)		661,000	700,176
ReNew Power Private Ltd., 5.875%, 3/05/2027		525,000	556,115
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		1,088,400	1,238,055
Stoneway Capital Corp., 10%, 3/01/2027 (a)(d)(z)		1,542,685	609,376
Termocandelaria Power Ltd., 7.875%, 1/30/2029 (n)		707,000	767,979
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		1,186,000	1,215,650
Viridian Group Finance Co. PLC/Viridian Power & Energy
Holdings DAC, 4%, 9/15/2025	EUR	810,000	992,695

			$13,320,655
Utilities - Water - 0.5%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)		$1,504,000	$1,574,688
Total Bonds (Identified Cost, $99,298,562)			$103,477,973

Common Stocks - 0.2%
Construction - 0.2%
ICA Tenedora S.A. de C.V. (a)		253,322	$536,829

Energy - Independent - 0.0%
Frontera Energy Corp.		26,510	$77,364
Total Common Stocks (Identified Cost, $546,486)			$614,193

Investment Companies (h) - 65.3%
Mutual Funds - 64.0%
MFS High Yield Pooled Portfolio (v)(y)		20,758,394	$192,015,146

Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.09% (v)		3,980,465	$3,980,465
Total Investment Companies (Identified Cost, $203,217,665)			$195,995,611

Other Assets, Less Liabilities - 0.0%			115,221
Net Assets - 100.0%			$300,202,998

17

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $195,995,611 and $104,092,166, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $60,159,960, representing 20.0% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)

The security was valued using significant unobservable inputs and is considered a level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2021 has been included as Appendix A.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2016	11/20/15	$986,320	$0
Afren PLC, 6.625%, 12/09/2020	11/20/15	515,241	0
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022	4/05/17	669,979	278,050
Stoneway Capital Corp., 10%, 3/01/2027	2/10/17-7/18/18	1,554,216	609,376
Total Restricted Securities			$887,426
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
GBP	British Pound

18

Portfolio of Investments – continued

Derivative Contracts at 1/31/21

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
GBP	308,390	USD	422,122	HSBC Bank	4/16/2021	$593
USD	36,520,679	EUR	29,935,719	Citibank N.A.	4/16/2021	131,617
USD	164,556	EUR	135,000	State Street Bank Corp.	4/16/2021	453

						$132,663

Liability Derivatives
USD	552,027	EUR	454,500	State Street Bank Corp.	4/16/2021	$(452)
USD	6,460,010	GBP	4,752,597	Goldman Sachs International	4/16/2021	(54,439)
USD	614,419	GBP	450,000	State Street Bank Corp.	4/16/2021	(2,402)

						$(57,293)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	48	$6,577,500	March - 2021	$37,700

At January 31, 2021, the fund had cash collateral of $60,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $99,845,048)	$104,092,166
Investments in affiliated issuers, at value (identified cost, $203,217,665)	195,995,611
Cash	734
Foreign currency, at value (identified cost, $45)	45
Deposits with brokers for
Futures contracts	60,000
Receivables for
Forward foreign currency exchange contracts	132,663
Net daily variation margin on open futures contracts	10,509
Investments sold	188,020
Fund shares sold	243,998
Interest and dividends	1,267,008
Receivable from investment adviser	4,654
Other assets	1,381
Total assets	$301,996,789

Liabilities
Payables for
Distributions	$166,306
Forward foreign currency exchange contracts	57,293
Investments purchased	904,075
Fund shares reacquired	388,889
Payable to affiliates
Administrative services fee	529
Shareholder servicing costs	82,024
Distribution and service fees	6,390
Payable for independent Trustees’ compensation	2
Deferred country tax expense payable	79,916
Accrued expenses and other liabilities	108,367
Total liabilities	$1,793,791
Net assets	$300,202,998

Net assets consist of
Paid-in capital	$343,290,230
Total distributable earnings (loss)	(43,087,232)
Net assets	$300,202,998
Shares of beneficial interest outstanding	48,093,668

20

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$182,410,650	29,222,834	$6.24
Class B	3,031,823	484,745	6.25
Class C	8,854,923	1,420,671	6.23
Class I	73,647,836	11,797,875	6.24
Class R1	70,143	11,237	6.24
Class R2	518,940	83,005	6.25
Class R3	2,286,348	364,325	6.28
Class R4	6,406,157	1,021,388	6.27
Class R6	22,976,178	3,687,588	6.23

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.52 [100 / 95.75 x $6.24]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$10,993,498
Interest	5,085,576
Dividends	68,535
Other	44,585
Foreign taxes withheld	(863)
Total investment income	$16,191,331
Expenses
Management fee	$1,909,207
Distribution and service fees	659,066
Shareholder servicing costs	361,679
Administrative services fee	49,425
Independent Trustees’ compensation	8,273
Custodian fee	33,208
Shareholder communications	40,183
Audit and tax fees	88,897
Legal fees	2,361
Miscellaneous	171,776
Total expenses	$3,324,075
Fees paid indirectly	(1,805)
Reduction of expenses by investment adviser and distributor	(338,162)
Net expenses	$2,984,108
Net investment income (loss)	$13,207,223

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(2,119,215)
Affiliated issuers	(4,517,267)
Futures contracts	(440,523)
Forward foreign currency exchange contracts	(2,242,764)
Foreign currency	3,425
Net realized gain (loss)	$(9,316,344)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $17,007 decrease in deferred country tax)	$2,459,838
Affiliated issuers	2,155,055
Futures contracts	129,922
Forward foreign currency exchange contracts	15,427
Translation of assets and liabilities in foreign currencies	2,858
Net unrealized gain (loss)	$4,763,100
Net realized and unrealized gain (loss)	$(4,553,244)
Change in net assets from operations	$8,653,979

See Notes to Financial Statements

22

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/21	1/31/20
Change in net assets

From operations
Net investment income (loss)	$13,207,223	$14,668,234
Net realized gain (loss)	(9,316,344)	(5,420,631)
Net unrealized gain (loss)	4,763,100	20,713,667
Change in net assets from operations	$8,653,979	$29,961,270
Total distributions to shareholders	$(13,094,506)	$(15,003,294)
Change in net assets from fund share transactions	$(22,117,406)	$(17,226,298)
Total change in net assets	$(26,557,933)	$(2,268,322)

Net assets
At beginning of period	326,760,931	329,029,253
At end of period	$300,202,998	$326,760,931

See Notes to Financial Statements

23

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.28	$6.00	$6.25	$6.17	$5.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.28	$0.29	$0.32
Net realized and unrealized gain (loss)	(0.04)	0.28	(0.25)	0.08	0.57
Total from investment operations	$0.23	$0.56	$0.03	$0.37	$0.89

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.28)	$(0.24)	$(0.34)
From tax return of capital	—	—	—	(0.05)	—
Total distributions declared to shareholders	$(0.27)	$(0.28)	$(0.28)	$(0.29)	$(0.34)
Net asset value, end of period (x)	$6.24	$6.28	$6.00	$6.25	$6.17
Total return (%) (r)(s)(t)(x)	3.86	9.59	0.50	6.12	16.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	1.15	1.14	1.16	1.16
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.47	4.50	4.70	4.67	5.37
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$182,411	$203,428	$191,590	$204,150	$235,889

See Notes to Financial Statements

24

Financial Highlights – continued

Class B	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.29	$6.01	$6.26	$6.18	$5.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.24	$0.25	$0.28
Net realized and unrealized gain (loss)	(0.04)	0.29	(0.26)	0.08	0.57
Total from investment operations	$0.18	$0.52	$(0.02)	$0.33	$0.85

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.23)	$(0.21)	$(0.30)
From tax return of capital	—	—	—	(0.04)	—
Total distributions declared to shareholders	$(0.22)	$(0.24)	$(0.23)	$(0.25)	$(0.30)
Net asset value, end of period (x)	$6.25	$6.29	$6.01	$6.26	$6.18
Total return (%) (r)(s)(t)(x)	3.09	8.77	(0.25)	5.33	15.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.92	1.90	1.90	1.91	1.91
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.74	3.78	3.94	3.92	4.62
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$3,032	$5,741	$7,941	$12,262	$14,772

Class C	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.28	$5.99	$6.24	$6.16	$5.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.24	$0.25	$0.28
Net realized and unrealized gain (loss)	(0.05)	0.30	(0.26)	0.07	0.57
Total from investment operations	$0.17	$0.53	$(0.02)	$0.32	$0.85

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.23)	$(0.20)	$(0.30)
From tax return of capital	—	—	—	(0.04)	—
Total distributions declared to shareholders	$(0.22)	$(0.24)	$(0.23)	$(0.24)	$(0.30)
Net asset value, end of period (x)	$6.23	$6.28	$5.99	$6.24	$6.16
Total return (%) (r)(s)(t)(x)	2.92	8.96	(0.26)	5.33	15.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.92	1.90	1.90	1.91	1.91
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.74	3.79	3.93	3.92	4.63
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$8,855	$21,084	$29,122	$57,556	$65,782

See Notes to Financial Statements

25

Financial Highlights – continued

Class I	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.28	$6.00	$6.25	$6.17	$5.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.29	$0.30	$0.31	$0.33
Net realized and unrealized gain (loss)	(0.04)	0.29	(0.26)	0.08	0.58
Total from investment operations	$0.24	$0.58	$0.04	$0.39	$0.91

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.29)	$(0.26)	$(0.36)
From tax return of capital	—	—	—	(0.05)	—
Total distributions declared to shareholders	$(0.28)	$(0.30)	$(0.29)	$(0.31)	$(0.36)
Net asset value, end of period (x)	$6.24	$6.28	$6.00	$6.25	$6.17
Total return (%) (r)(s)(t)(x)	4.12	9.86	0.75	6.38	16.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	0.90	0.89	0.91	0.91
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.69	4.75	4.93	4.91	5.59
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$73,648	$65,250	$63,671	$88,762	$92,227

Class R1	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.28	$6.00	$6.26	$6.18	$5.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.24	$0.25	$0.28
Net realized and unrealized gain (loss)	(0.04)	0.29	(0.27)	0.08	0.57
Total from investment operations	$0.18	$0.52	$(0.03)	$0.33	$0.85

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.23)	$(0.21)	$(0.30)
From tax return of capital	—	—	—	(0.04)	—
Total distributions declared to shareholders	$(0.22)	$(0.24)	$(0.23)	$(0.25)	$(0.30)
Net asset value, end of period (x)	$6.24	$6.28	$6.00	$6.26	$6.18
Total return (%) (r)(s)(t)(x)	3.09	8.78	(0.42)	5.33	15.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.92	1.90	1.90	1.90	1.91
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.72	3.75	3.95	3.94	4.62
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$70	$67	$61	$62	$103

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.29	$6.01	$6.26	$6.18	$5.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.27	$0.27	$0.31
Net realized and unrealized gain (loss)	(0.04)	0.29	(0.26)	0.09	0.57
Total from investment operations	$0.21	$0.55	$0.01	$0.36	$0.88

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)	$(0.26)	$(0.24)	$(0.33)
From tax return of capital	—	—	—	(0.04)	—
Total distributions declared to shareholders	$(0.25)	$(0.27)	$(0.26)	$(0.28)	$(0.33)
Net asset value, end of period (x)	$6.25	$6.29	$6.01	$6.26	$6.18
Total return (%) (r)(s)(t)(x)	3.60	9.31	0.25	5.85	15.88

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.41	1.40	1.39	1.41	1.41
Expenses after expense reductions (f)(h)	1.30	1.30	1.29	1.29	1.30
Net investment income (loss)	4.17	4.26	4.46	4.38	5.10
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$519	$308	$297	$291	$211

Class R3	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.32	$6.00	$6.25	$6.17	$5.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.29	$0.28	$0.29	$0.32
Net realized and unrealized gain (loss)	(0.04)	0.32	(0.25)	0.08	0.57
Total from investment operations	$0.23	$0.61	$0.03	$0.37	$0.89

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.28)	$(0.24)	$(0.34)
From tax return of capital	—	—	—	(0.05)	—
Total distributions declared to shareholders	$(0.27)	$(0.29)	$(0.28)	$(0.29)	$(0.34)
Net asset value, end of period (x)	$6.28	$6.32	$6.00	$6.25	$6.17
Total return (%) (r)(s)(t)(x)	3.87	10.28	0.50	6.12	16.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	1.15	1.14	1.16	1.16
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.47	4.62	4.70	4.64	5.35
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$2,286	$2,347	$10,444	$10,392	$9,012

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.31	$6.03	$6.28	$6.20	$5.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.30	$0.30	$0.31	$0.34
Net realized and unrealized gain (loss)	(0.04)	0.28	(0.26)	0.08	0.57
Total from investment operations	$0.24	$0.58	$0.04	$0.39	$0.91

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.29)	$(0.26)	$(0.36)
From tax return of capital	—	—	—	(0.05)	—
Total distributions declared to shareholders	$(0.28)	$(0.30)	$(0.29)	$(0.31)	$(0.36)
Net asset value, end of period (x)	$6.27	$6.31	$6.03	$6.28	$6.20
Total return (%) (r)(s)(t)(x)	4.13	9.83	0.77	6.38	16.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.92	0.90	0.89	0.91	0.90
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.72	4.76	4.94	4.89	5.58
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$6,406	$6,689	$6,885	$7,381	$6,996

Class R6	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$6.27	$5.99	$6.24	$6.16	$5.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	$0.30	$0.31	$0.34
Net realized and unrealized gain (loss)	(0.04)	0.29	(0.25)	0.08	0.57
Total from investment operations	$0.25	$0.59	$0.05	$0.39	$0.91

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.30)	$(0.26)	$(0.36)
From tax return of capital	—	—	—	(0.05)	—
Total distributions declared to shareholders	$(0.29)	$(0.31)	$(0.30)	$(0.31)	$(0.36)
Net asset value, end of period (x)	$6.23	$6.27	$5.99	$6.24	$6.16
Total return (%) (r)(s)(t)(x)	4.23	9.98	0.85	6.49	16.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.81	0.80	0.79	0.81	0.81
Expenses after expense reductions (f)(h)	0.70	0.70	0.70	0.70	0.70
Net investment income (loss)	4.81	4.84	5.04	4.90	5.72
Portfolio turnover	22	26	13	26	16
Net assets at end of period (000 omitted)	$22,976	$21,846	$19,019	$16,943	$4,336

See Notes to Financial Statements

28

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2021, 64.0% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The current shareholder report for the High Yield Pooled Portfolio as of January 31, 2021 has been included as Appendix A, and should be read in conjunction with the fund’s financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with

30

Notes to Financial Statements – continued

respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

31

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

32

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$536,829	$—	$536,829
Canada	77,364	—	—	77,364
Non - U.S. Sovereign Debt	—	10,753,330	—	10,753,330
U.S. Corporate Bonds	—	7,749,360	—	7,749,360
Commercial Mortgage-Backed Securities	—	1	—	1
Foreign Bonds	—	84,975,282	0	84,975,282
Mutual Funds	195,995,611	—	—	195,995,611
Total	$196,072,975	$104,014,802	$0	$300,087,777

Other Financial Instruments
Futures Contracts – Assets	$37,700	$—	$—	$37,700
Forward Foreign Currency Exchange
Contracts – Assets	—	132,663	—	132,663
Forward Foreign Currency Exchange
Contracts – Liabilities	—	(57,293)	—	(57,293)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Fixed Income Securities
Balance as of 1/31/20	$—
Transfers into level 3	0
Balance as of 1/31/21	$0

At January 31, 2021, the fund held two level 3 securities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

33

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2021 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$37,700	$—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	132,663	(57,293)
Total		$170,363	$(57,293)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(440,523)	$—
Foreign Exchange	—	(2,242,764)
Total	$(440,523)	$(2,242,764)

34

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$129,922	$—
Foreign Exchange	—	15,427
Total	$129,922	$15,427

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

35

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing

36

Notes to Financial Statements – continued

commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three

37

Notes to Financial Statements – continued

year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/21	Year ended 1/31/20
Ordinary income (including any short-term capital gains)	$13,094,506	$15,003,294

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/21

Cost of investments	$310,218,121
Gross appreciation	7,461,288

Gross depreciation	(17,478,562)
Net unrealized appreciation (depreciation)	$(10,017,274)

Undistributed ordinary income	2,669,885
Capital loss carryforwards	(34,618,644)
Other temporary differences	(1,121,199)

As of January 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(2,522,642)
Long-Term	(32,096,002)
Total	$(34,618,644)

38

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 1/31/21	Year ended 1/31/20
Class A	$7,952,561	$9,116,551
Class B	149,724	265,053
Class C	598,157	997,527
Class I	2,999,478	3,129,243
Class R1	2,394	2,536
Class R2	18,155	13,158
Class R3	98,517	131,520
Class R4	294,498	328,974
Class R6	981,022	1,018,732

Total	$13,094,506	$15,003,294

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.5 billion	0.65%
In excess of $1.5 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.55%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2021, this management fee reduction amounted to $32,449, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar

39

Notes to Financial Statements – continued

investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2022. For the year ended January 31, 2021, this reduction amounted to $302,578, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,310 for the year ended January 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$448,886
Class B	0.75%	0.25%	1.00%	1.00%	40,385
Class C	0.75%	0.25%	1.00%	1.00%	161,382
Class R1	0.75%	0.25%	1.00%	1.00%	652
Class R2	0.25%	0.25%	0.50%	0.50%	2,195
Class R3	—	0.25%	0.25%	0.25%	5,566
Total Distribution and Service Fees					$659,066

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2021 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2021, this rebate amounted to $3,085, $8, and $42 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

40

Notes to Financial Statements – continued

purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2021, were as follows:

Amount
Class A	$1,794
Class B	2,705
Class C	1,241

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2021, the fee was $60,756, which equated to 0.0207% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $300,923.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay distribution and/or service fees to MFD.

At January 31, 2021, MFS held approximately 92% of the outstanding shares of Class R1.

41

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended January 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $63,411,636 and $94,144,628, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/21		Year ended 1/31/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	5,725,315	$34,409,637	8,393,780	$51,942,238
Class B	23,272	133,786	22,725	139,680
Class C	158,476	954,066	322,825	2,000,370
Class I	6,965,308	41,408,714	3,668,163	22,658,275
Class R1	708	4,219	4,416	27,416
Class R2	49,325	290,500	2,482	15,340
Class R3	49,191	293,428	317,760	1,957,629
Class R4	200,417	1,170,546	377,298	2,325,401
Class R6	1,089,373	6,609,153	864,530	5,325,176
	14,261,385	$85,274,049	13,973,979	$86,391,525

Shares issued to shareholders in reinvestment of distributions
Class A	1,031,302	$6,165,462	1,190,016	$7,356,400
Class B	24,773	147,728	41,536	257,030
Class C	93,885	559,009	146,693	905,128
Class I	496,620	2,980,992	504,463	3,120,032
Class R1	399	2,391	409	2,533
Class R2	3,008	18,147	2,042	12,659
Class R3	16,368	98,488	20,653	127,569
Class R4	48,997	294,498	52,966	328,974
Class R6	132,609	792,187	136,095	840,241
	1,847,961	$11,058,902	2,094,873	$12,950,566

Shares reacquired
Class A	(9,917,270)	$(58,814,474)	(9,132,982)	$(56,502,224)
Class B	(475,473)	(2,811,624)	(473,219)	(2,923,994)
Class C	(2,191,176)	(13,323,226)	(1,968,045)	(12,161,543)
Class I	(6,048,805)	(35,169,181)	(4,396,801)	(27,131,944)
Class R1	(573)	(3,430)	(4,348)	(26,998)
Class R2	(18,249)	(110,637)	(4,990)	(31,017)
Class R3	(72,930)	(429,722)	(1,707,510)	(10,359,558)
Class R4	(287,910)	(1,742,687)	(512,518)	(3,162,078)
Class R6	(1,017,694)	(6,045,376)	(692,284)	(4,269,033)
	(20,030,080)	$(118,450,357)	(18,892,697)	$(116,568,389)

42

Notes to Financial Statements – continued

	Year ended 1/31/21		Year ended 1/31/20

	Shares	Amount	Shares	Amount
Net change
Class A	(3,160,653)	$(18,239,375)	450,814	$2,796,414
Class B	(427,428)	(2,530,110)	(408,958)	(2,527,284)
Class C	(1,938,815)	(11,810,151)	(1,498,527)	(9,256,045)
Class I	1,413,123	9,220,525	(224,175)	(1,353,637)
Class R1	534	3,180	477	2,951
Class R2	34,084	198,010	(466)	(3,018)
Class R3	(7,371)	(37,806)	(1,369,097)	(8,274,360)
Class R4	(38,496)	(277,643)	(82,254)	(507,703)
Class R6	204,288	1,355,964	308,341	1,896,384
	(3,920,734)	$(22,117,406)	(2,823,845)	$(17,226,298)

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2021, the fund’s commitment fee and interest expense were $1,351 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

43

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$203,916,338	$32,483,884	$42,023,232	$(4,517,732)	$2,155,888	$192,015,146
MFS Institutional Money Market Portfolio	8,800,557	69,307,813	74,127,537	465	(833)	3,980,465
	$212,716,895	$101,791,697	$116,150,769	$(4,517,267)	$2,155,055	$195,995,611

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio					$10,968,811	$—
MFS Institutional Money Market Portfolio					24,687	—
					$10,993,498	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS Global High Yield Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global High Yield Fund (the “Fund”), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by

45

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

46

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Matt Ryan Michael Skatrud

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Appendix A

Annual Report

January 31, 2021

MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets experienced dramatic swings over the past twelve months as the coronavirus pandemic brought the global economy to a standstill for several months early in 2020.

The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the

White House and holding the reins in both houses of Congress. As coronavirus restrictions are lifted, pent-up consumer demand could fuel a surge in economic activity. As a result, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

March 18, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.6%
Medical & Health Technology & Services	6.4%
Gaming & Lodging	6.2%
Wireless Communications	5.0%
Building	4.6%

Composition including fixed income credit quality (a)(i)
BBB	0.9%
BB	47.9%
B	33.0%
CCC	16.3%
C	0.2%
D (o)	0.0%
Not Rated	0.3%
Non-Fixed Income	1.5%
Cash & Cash Equivalents	(0.1)%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	3.1
Average Effective Maturity (m)	3.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not hold all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of January 31, 2021.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2021, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of 5.02%, at net asset value. This compares with a return of 7.38% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is likely to be deployed. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed at scale. There remain worries over whether enough people will get vaccinated to bring about herd immunity.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, dividend payments and buybacks resumed in many cases. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

4

Management Review – continued

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s security selection was a primary factor that detracted from performance over the reporting period. From a quality perspective, bond selection in both the “BB” and “CCC” rated (r) credit quality segments hurt relative returns. From a sector perspective, bond selection within the energy, consumer non-cyclicals, finance companies and technology weakened relative results.

The fund’s asset allocation decisions also had a negative impact on relative performance. Here, from a quality perspective, the fund’s overweight position in “D” rated bonds, non-rated issuers and cash hindered relative returns. From a sector perspective, both the fund’s underweight allocation to energy and its overweight position in capital goods held back relative results.

The fund’s shorter average duration (d) stance also dampened relative returns as interest rates generally declined over the reporting period.

Top individual detractors during the reporting period included the fund’s overweight positions in oil refiner PBF Holding Company (energy), liquefied natural gas firm Cheniere Energy Partners (energy) and independent energy company Callon Petroleum (h) (energy).

Contributors to Performance

During the reporting period, the fund’s yield curve (y) positioning, notably its shorter relative exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve benefited relative performance.

Top individual contributors for the reporting period included the fund’s overweight exposures to offshore drilling company Diamond Offshore Drilling (energy), real estate firm Realogy Group (consumer cyclicals) and wireless telecommunications firm Sprint Capital (communications).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.

5

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 1/31/21

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/21

Average annual without sales charge

Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	5.02%	8.12%	5.49%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	7.38%	9.00%	5.73%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

7

Performance Summary – continued

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2020 through January 31, 2021

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2020 through January 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Expenses Paid During Period (p) 8/01/20-1/31/21
Actual	0.02%	$1,000.00	$1,047.25	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.04	$0.10

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

PORTFOLIO OF INVESTMENTS

1/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 96.9%
Aerospace - 2.7%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$5,685,000	$5,322,581
Bombardier, Inc., 7.875%, 4/15/2027 (n)	2,915,000	2,731,180
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	3,750,000	3,759,375
Moog, Inc., 4.25%, 12/15/2027 (n)	4,675,000	4,850,312
TransDigm, Inc., 6.5%, 7/15/2024	2,085,000	2,121,905
TransDigm, Inc., 6.25%, 3/15/2026 (n)	4,772,000	5,032,742
TransDigm, Inc., 6.375%, 6/15/2026	2,775,000	2,865,188
TransDigm, Inc., 5.5%, 11/15/2027	3,305,000	3,409,967
TransDigm, Inc., 4.625%, 1/15/2029 (n)	2,496,000	2,477,280

		$32,570,530
Automotive - 2.1%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)	$3,625,000	$3,669,225
Adient U.S. LLC, 7%, 5/15/2026 (n)	300,000	326,480
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	1,580,000	1,741,587
Dana, Inc., 5.5%, 12/15/2024	450,000	458,719
Dana, Inc., 5.375%, 11/15/2027	2,501,000	2,626,050
Dana, Inc., 5.625%, 6/15/2028	916,000	976,680
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	4,645,000	4,877,714
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	2,445,000	2,509,181
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	4,550,000	4,818,450
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)	1,745,000	1,917,144
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)	1,950,000	2,000,505

		$25,921,735
Broadcasting - 3.0%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)	$1,980,000	$2,064,150
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	1,720,000	1,741,500
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	2,045,000	2,178,569
iHeartCommunications, Inc., 8.375%, 5/01/2027	2,745,000	2,927,872
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	695,000	725,406
Netflix, Inc., 5.875%, 2/15/2025	5,690,000	6,652,549
Netflix, Inc., 3.625%, 6/15/2025 (n)	2,445,000	2,655,881
Netflix, Inc., 5.875%, 11/15/2028	3,620,000	4,543,100
Netflix, Inc., 5.375%, 11/15/2029 (n)	1,045,000	1,303,638
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	4,885,000	5,185,232
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	6,329,000	6,455,580

		$36,433,477

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 0.5%
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	$6,240,000	$6,513,000

Building - 4.6%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$4,445,000	$4,606,131
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	4,675,000	4,821,094
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	1,620,000	1,648,350
Core & Main LP, 6.125%, 8/15/2025 (n)	1,910,000	1,952,975
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	3,040,000	3,176,800
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)	885,000	924,825
CP Atlas Buyer, Inc., 7%, 12/01/2028 (n)	2,265,000	2,320,221
Interface, Inc., 5.5%, 12/01/2028 (n)	2,890,000	3,056,175
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	2,915,000	3,097,187
LBM Acquisition LLC, 6.25%, 1/15/2029 (n)	2,140,000	2,166,108
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	4,174,000	4,299,220
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	2,113,000	2,350,712
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)	1,950,000	1,937,813
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	3,920,000	4,282,600
Specialty Building Products Holdings LLC, 6.375%, 9/30/2026 (n)	2,750,000	2,894,375
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	2,905,000	3,052,574
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	3,798,000	4,030,627
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	1,869,000	1,845,638
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	2,350,000	2,433,190
White Cap Parent LLC, 8.25%, (8.25% cash or 9% PIK) 3/15/2026 (n)(p)	1,395,000	1,410,694

		$56,307,309
Business Services - 2.0%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$4,275,000	$4,381,875
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	1,955,000	2,025,869
CDK Global, Inc., 4.875%, 6/01/2027	4,900,000	5,151,100
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	1,460,000	1,536,650
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)	1,796,000	1,908,250
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	3,415,000	3,577,930
Switch, Ltd., 3.75%, 9/15/2028 (n)	3,109,000	3,174,755
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	3,070,000	3,311,609

		$25,068,038
Cable TV - 8.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	$9,655,000	$9,962,029
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	8,220,000	8,542,635

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	$9,635,000	$10,248,942
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	2,945,000	3,101,438
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	4,720,000	4,895,631
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	13,360,000	14,090,792
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	2,945,000	3,173,238
DISH DBS Corp., 5.875%, 11/15/2024	3,785,000	3,922,282
DISH DBS Corp., 7.75%, 7/01/2026	3,815,000	4,167,888
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	2,690,000	1,869,550
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	1,635,000	1,185,375
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	3,605,000	3,885,397
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	5,785,000	5,981,459
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	2,815,000	3,069,251
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	6,200,000	6,559,600
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	3,550,000	3,759,734
Videotron Ltd., 5.375%, 6/15/2024 (n)	780,000	856,050
Videotron Ltd., 5.125%, 4/15/2027 (n)	7,605,000	8,046,850
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	5,850,000	6,101,023

		$103,419,164
Chemicals - 1.5%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$1,919,000	$2,013,030
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	3,928,000	3,996,740
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	2,989,000	3,009,400
INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026 (n)	958,000	961,593
Ingevity Corp., 3.875%, 11/01/2028 (n)	3,682,000	3,691,610
SPCM S.A., 4.875%, 9/15/2025 (n)	2,340,000	2,410,200
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	2,405,000	2,553,388

		$18,635,961
Computer Software - 1.1%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$5,670,000	$5,896,800
CrowdStrike Holdings, Inc., 3%, 2/15/2029	1,363,000	1,379,186
PTC, Inc., 3.625%, 2/15/2025 (n)	3,560,000	3,649,000
PTC, Inc., 4%, 2/15/2028 (n)	2,390,000	2,485,600

		$13,410,586
Computer Software - Systems - 1.7%
BY Crown Parent LLC, 4.25%, 1/31/2026 (n)	$1,200,000	$1,230,000
Endurance International Group Holdings, Inc., 6%, 2/15/2029 (n)	1,950,000	1,920,750
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	5,801,000	6,555,130
Fair Isaac Corp., 4%, 6/15/2028 (n)	2,041,000	2,104,679

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - continued
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	$3,100,000	$3,135,526
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	5,590,000	5,926,574

		$20,872,659
Conglomerates - 4.2%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$5,065,000	$5,343,575
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	6,365,000	6,582,237
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	1,178,000	1,231,010
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	4,140,000	4,435,844
EnerSys, 5%, 4/30/2023 (n)	5,230,000	5,498,037
EnerSys, 4.375%, 12/15/2027 (n)	1,495,000	1,590,755
Gates Global LLC, 6.25%, 1/15/2026 (n)	4,000,000	4,200,000
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	2,575,000	2,890,438
Griffon Corp., 5.75%, 3/01/2028	4,327,000	4,575,803
MTS Systems Corp., 5.75%, 8/15/2027 (n)	2,480,000	2,693,776
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	3,670,000	3,998,832
TriMas Corp., 4.875%, 10/15/2025 (n)	8,385,000	8,542,219

		$51,582,526
Construction - 2.2%
Empire Communities Corp., 7%, 12/15/2025 (n)	$2,690,000	$2,839,833
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	1,510,000	1,589,275
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	3,145,000	3,262,937
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	3,690,000	3,782,250
Taylor Morrison Communities, Inc., 5.875%, 6/15/2027 (n)	1,210,000	1,366,961
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	1,200,000	1,320,000
Toll Brothers Finance Corp., 4.875%, 11/15/2025	2,665,000	3,004,788
Toll Brothers Finance Corp., 4.35%, 2/15/2028	4,680,000	5,194,800
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	4,451,000	4,629,040

		$26,989,884
Consumer Products - 1.3%
Coty, Inc., 6.5%, 4/15/2026 (n)	$3,740,000	$3,534,300
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)	2,945,000	3,011,262
Mattel, Inc., 6.75%, 12/31/2025 (n)	3,310,000	3,476,493
Mattel, Inc., 5.875%, 12/15/2027 (n)	1,635,000	1,802,964
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	3,330,000	3,541,205

		$15,366,224
Consumer Services - 2.5%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$1,215,000	$1,301,508
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	3,175,000	3,460,750

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
ANGI Group LLC, 3.875%, 8/15/2028 (n)	$2,996,000	$2,984,765
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	1,675,000	1,716,875
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	2,940,000	3,138,450
GardaWorld Security Corp., 4.625%, 2/15/2027 (n)	1,220,000	1,238,300
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	2,587,000	2,839,233
Match Group, Inc., 5%, 12/15/2027 (n)	3,370,000	3,555,350
Match Group, Inc., 4.625%, 6/01/2028 (n)	4,475,000	4,706,939
Realogy Group LLC, 9.375%, 4/01/2027 (n)	3,980,000	4,421,979
Realogy Group LLC, 5.75%, 1/15/2029 (n)	1,125,000	1,148,906

		$30,513,055
Containers - 3.8%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$3,580,000	$3,741,100
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	4,900,000	5,092,325
Berry Global, Inc., 4.875%, 7/15/2026 (n)	2,015,000	2,152,685
Berry Global, Inc., 5.625%, 7/15/2027 (n)	1,915,000	2,037,081
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.5%, 1/15/2023	2,872,000	3,012,010
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	5,610,000	6,073,947
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	2,355,000	2,441,782
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	2,330,000	2,367,863
Flex Acquisition Co., Inc., 7.875%, 7/15/2026 (n)	975,000	1,018,875
Greif, Inc., 6.5%, 3/01/2027 (n)	2,325,000	2,479,031
Reynolds Group, 4%, 10/15/2027 (n)	4,350,000	4,375,882
Silgan Holdings, Inc., 4.75%, 3/15/2025	4,640,000	4,715,400
Silgan Holdings, Inc., 4.125%, 2/01/2028	2,479,000	2,571,963
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	3,900,000	4,231,500

		$46,311,444
Electrical Equipment - 0.5%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$1,919,000	$1,957,380
CommScope Technologies LLC, 5%, 3/15/2027 (n)	4,030,000	3,994,737

		$5,952,117
Electronics - 1.6%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$865,000	$882,300
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	2,076,000	2,296,575
Entegris, Inc., 4.625%, 2/10/2026 (n)	4,760,000	4,929,575
Entegris, Inc., 4.375%, 4/15/2028 (n)	1,560,000	1,645,800
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	2,330,000	2,580,475

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - continued
Sensata Technologies B.V., 5%, 10/01/2025 (n)	$5,520,000	$6,085,800
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,275,000	1,372,219

		$19,792,744
Energy - Independent - 3.2%
Apache Corp., 4.875%, 11/15/2027	$1,199,000	$1,231,973
Apache Corp., 4.375%, 10/15/2028	4,895,000	4,895,000
CNX Resources Corp., 6%, 1/15/2029 (n)	2,585,000	2,671,468
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	2,345,000	2,339,137
EQT Corp., 5%, 1/15/2029	1,410,000	1,533,375
Laredo Petroleum, Inc., 10.125%, 1/15/2028	2,170,000	1,887,900
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	3,084,000	3,469,747
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	2,775,000	2,883,225
Murphy Oil Corp., 6.875%, 8/15/2024	2,000,000	1,955,000
Newfield Exploration Co., 5.375%, 1/01/2026	1,395,000	1,523,270
Occidental Petroleum Corp., 5.875%, 9/01/2025	2,870,000	3,026,415
Occidental Petroleum Corp., 5.5%, 12/01/2025	2,000,000	2,090,000
Ovintiv, Inc., 6.5%, 8/15/2034	1,125,000	1,378,662
Range Resources Corp., 9.25%, 2/01/2026	1,125,000	1,226,014
Range Resources Corp., 8.25%, 1/15/2029 (n)	1,265,000	1,328,250
Southwestern Energy Co., 6.45%, 1/23/2025	1,672,400	1,752,884
Southwestern Energy Co., 7.5%, 4/01/2026	2,633,900	2,751,899
Southwestern Energy Co., 7.75%, 10/01/2027	745,000	789,700

		$38,733,919
Entertainment - 1.9%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$1,440,000	$1,522,800
Cedar Fair LP/Canada’sWonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.5%, 5/01/2025 (n)	1,165,000	1,211,600
Cedar Fair LP/Canada’sWonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	2,075,000	2,080,187
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	4,115,000	4,223,019
Merlin Entertainments, 5.75%, 6/15/2026 (n)	2,310,000	2,396,625
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	1,460,000	1,292,100
NCL Corp. Ltd., 10.25%, 2/01/2026 (n)	1,802,000	2,081,310
NCL Corp. Ltd. , 5.875%, 3/15/2026 (n)	1,990,000	1,970,100
Royal Caribbean Cruises Ltd., 10.875%, 6/01/2023 (n)	1,785,000	2,012,587
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	3,620,000	3,592,850
Six Flags Entertainment Corp., 7%, 7/01/2025 (n)	1,305,000	1,406,138

		$23,789,316
Financial Institutions - 3.1%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$2,420,000	$1,778,700
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	2,495,000	2,688,504

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	$2,244,000	$2,356,077
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	4,230,000	4,346,325
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	2,325,000	2,463,803
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	8,697,683	7,540,951
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	2,605,000	2,754,788
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030 (n)	910,000	944,125
OneMain Finance Corp., 6.875%, 3/15/2025	3,040,000	3,488,400
OneMain Finance Corp., 7.125%, 3/15/2026	1,610,000	1,883,700
OneMain Finance Corp., 4%, 9/15/2030	1,140,000	1,149,975
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	3,060,000	3,357,462
Springleaf Finance Corp., 8.875%, 6/01/2025	1,713,000	1,911,879
Springleaf Finance Corp., 5.375%, 11/15/2029	965,000	1,061,500

		$37,726,189
Food & Beverages - 3.4%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$5,020,000	$5,341,280
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	7,540,000	8,322,275
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	1,390,000	1,577,650
Kraft Heinz Foods Co., 4.375%, 6/01/2046	5,645,000	5,996,269
LambWeston Holdings, Inc., 4.625%, 11/01/2024 (n)	5,810,000	6,052,858
LambWeston Holdings, Inc., 4.875%, 5/15/2028 (n)	587,000	649,926
Performance Food Group Co., 5.5%, 10/15/2027 (n)	4,025,000	4,250,279
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	2,855,000	3,029,869
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	2,855,000	2,973,426
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	3,210,000	3,222,038

		$41,415,870
Gaming & Lodging - 6.1%
Boyd Gaming Corp., 6.375%, 4/01/2026	$1,580,000	$1,634,858
Boyd Gaming Corp., 4.75%, 12/01/2027	2,595,000	2,669,606
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025 (n)	3,460,000	3,453,184
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	2,955,000	3,132,300
Churchill Downs, Inc., 5.5%, 4/01/2027 (n)	1,760,000	1,837,854
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)	2,256,000	2,367,769
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)	3,171,000	3,480,173
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	4,305,000	4,462,993
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	3,862,000	3,922,421
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	2,652,000	2,626,382
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	1,870,000	1,964,098
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	3,550,000	3,763,000
MGM Growth Properties LLC, 5.75%, 2/01/2027	1,460,000	1,641,682

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	$2,552,000	$2,595,065
MGM Resorts International, 6.75%, 5/01/2025	3,585,000	3,838,191
MGM Resorts International, 5.5%, 4/15/2027	2,230,000	2,415,023
Scientific Games Corp., 8.25%, 3/15/2026 (n)	2,260,000	2,389,690
Scientific Games International, Inc., 7%, 5/15/2028 (n)	1,615,000	1,711,900
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	3,940,000	4,075,339
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	3,615,000	3,669,225
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	733,000	743,079
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	5,675,000	5,809,781
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	3,525,000	3,639,562
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	2,100,000	2,167,620
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	3,554,000	3,655,111
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	1,660,000	1,713,950

		$75,379,856
Industrial - 0.6%
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	$3,788,000	$3,771,371
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	3,521,000	3,626,630

		$7,398,001
Insurance - Property & Casualty - 1.3%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)	$2,910,000	$2,993,663
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	4,505,000	4,764,037
AssuredPartners, Inc., 7%, 8/15/2025 (n)	1,200,000	1,236,000
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	1,080,000	1,096,200
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	1,150,000	1,239,125
Hub International Ltd., 7%, 5/01/2026 (n)	3,885,000	4,031,115

		$15,360,140
Machinery & Tools - 0.3%
Clark Equipment Co., 5.875%, 6/01/2025 (n)	$3,019,000	$3,192,592

Major Banks - 1.0%
Barclays PLC, 7.875%, 12/31/2164	$3,900,000	$4,094,563
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)	4,070,000	4,581,192
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/31/2049	3,415,000	3,841,875

		$12,517,630
Medical & Health Technology & Services - 6.2%
Acadia Healthcare Co., Inc., 5%, 4/15/2029 (n)	$2,930,000	$3,083,825
AdaptHealth LLC, 4.625%, 8/01/2029 (n)	1,955,000	2,001,431

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Akumin, Inc., 7%, 11/01/2025 (n)	$2,320,000	$2,436,000
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	5,245,000	5,521,411
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	2,235,000	2,447,325
CHS/Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	5,390,000	5,674,053
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	465,000	506,269
DaVita, Inc., 4.625%, 6/01/2030 (n)	2,420,000	2,543,904
DaVita, Inc., 3.75%, 2/15/2031 (n)	2,583,000	2,562,013
Encompass Health Corp., 5.75%, 9/15/2025	2,830,000	2,918,438
HCA, Inc., 5.375%, 2/01/2025	8,625,000	9,683,632
HCA, Inc., 5.875%, 2/15/2026	5,325,000	6,090,469
HCA, Inc., 5.625%, 9/01/2028	680,000	796,396
HCA, Inc., 3.5%, 9/01/2030	3,645,000	3,778,682
HealthSouth Corp., 5.125%, 3/15/2023	2,925,000	2,932,312
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	2,420,000	2,510,750
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	3,078,000	3,197,272
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	7,140,000	7,517,550
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)	1,105,000	1,125,719
LifePoint Health, Inc., 5.375%, 1/15/2029 (n)	1,005,000	1,012,538
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	4,790,000	5,223,136
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	2,711,000	2,707,611

		$76,270,736
Medical Equipment - 1.0%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$4,810,000	$4,996,387
Teleflex, Inc., 4.875%, 6/01/2026	1,670,000	1,728,450
Teleflex, Inc., 4.625%, 11/15/2027	5,245,000	5,549,551

		$12,274,388
Metals & Mining - 4.1%
Arconic Corp., 6%, 5/15/2025 (n)	$3,405,000	$3,661,754
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	4,410,000	4,779,337
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/2029 (n)	2,230,000	2,406,337
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	3,460,000	3,710,850
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	1,045,000	1,088,106
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	2,468,000	2,662,182
Freeport-McMoRan, Inc., 5%, 9/01/2027	3,540,000	3,770,100
Freeport-McMoRan, Inc., 4.375%, 8/01/2028	1,835,000	1,944,504
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	3,345,000	3,729,675
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	2,845,000	2,880,563
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	3,825,000	3,901,500
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	4,740,000	4,889,405

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Novelis Corp., 5.875%, 9/30/2026 (n)	$5,395,000	$5,651,262
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(z)	597,000	247,755
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	2,155,000	2,203,488
TMS International Corp., 7.25%, 8/15/2025 (n)	3,230,000	3,278,450

		$50,805,268
Midstream - 4.3%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$7,740,000	$7,943,175
Cheniere Energy Partners LP, 4.5%, 10/01/2029	1,339,000	1,435,435
EnLink Midstream Partners LP, 4.85%, 7/15/2026	2,315,000	2,247,958
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	2,515,000	2,510,284
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	916,000	958,200
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	889,000	960,209
EQM Midstream Partners LP, 5.5%, 7/15/2028	7,060,000	7,312,324
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	1,695,000	1,640,760
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	700,000	658,000
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	3,267,200	2,928,522
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027	285,000	270,750
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	4,390,000	4,494,394
NuStar Logistics, LP, 5.75%, 10/01/2025	3,747,000	3,943,717
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	4,160,000	4,299,194
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	1,630,000	1,799,113
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031 (n)	1,465,000	1,534,588
Western Midstream Operating LP, 5.3%, 2/01/2030	4,990,000	5,489,000
Western Midstream Operation LP, 4.65%, 7/01/2026	2,220,000	2,331,000

		$52,756,623
Municipals - 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$1,120,000	$1,148,000

Network & Telecom - 0.5%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$1,995,000	$2,123,927
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)	3,485,000	3,624,984

		$5,748,911

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - 0.1%
Diamond Offshore Drill Co., 5.7%, 10/15/2039 (a)(d)	$1,330,000	$197,838
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	1,275,000	905,250

		$1,103,088
Oils - 0.2%
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	$2,690,000	$1,785,151
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	1,960,000	1,137,241

		$2,922,392
Personal Computers & Peripherals - 0.3%
NCR Corp., 5%, 10/01/2028 (n)	$3,825,000	$3,930,187

Pharmaceuticals - 2.0%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$10,430,000	$10,687,621
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	2,865,000	2,951,810
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	870,000	890,580
Emergent BioSolutions, Inc., 3.875%, 8/15/2028 (n)	4,032,000	4,139,009
Jaguar Holding Co. II/Pharmaceutical Development LLC, 5%, 6/15/2028 (n)	3,747,000	3,981,187
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	2,115,000	2,274,831

		$24,925,038
Pollution Control - 0.8%
GFL Environmental, Inc., 3.75%, 8/01/2025 (n)	$1,190,000	$1,213,800
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	1,134,000	1,256,982
GFL Environmental, Inc., 4%, 8/01/2028 (n)	2,020,000	2,000,709
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)	2,275,000	2,246,563
Stericycle, Inc., 3.875%, 1/15/2029 (n)	3,180,000	3,270,630

		$9,988,684
Precious Metals & Minerals - 0.3%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$2,965,000	$3,038,236

Printing & Publishing - 0.5%
Cimpress N.V., 7%, 6/15/2026 (n)	$4,265,000	$4,483,581
Meredith Corp., 6.875%, 2/01/2026	1,880,000	1,900,962

		$6,384,543
Railroad & Shipping - 0.3%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$3,517,000	$3,771,982

Real Estate - Healthcare - 0.5%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$2,345,000	$2,424,144

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

Real Estate - Healthcare - continued
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$3,545,000	$3,740,684

		$6,164,828
Real Estate - Other - 0.5%
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)	$3,290,000	$3,446,275
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	3,134,000	3,196,680

		$6,642,955
Restaurants - 0.3%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$4,085,000	$4,094,395

Retailers - 0.7%
L Brands, Inc., 5.25%, 2/01/2028	$6,045,000	$6,385,333
L Brands, Inc., 6.625%, 10/01/2030 (n)	1,475,000	1,659,368

		$8,044,701
Specialty Chemicals - 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$3,801,000	$3,991,050

Specialty Stores - 1.0%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$4,219,000	$4,319,201
Penske Automotive Group Co., 5.5%, 5/15/2026	2,555,000	2,649,663
PetSmart, Inc., 7.125%, 3/15/2023 (n)	3,325,000	3,339,962
PetSmart, Inc., 8.875%, 6/01/2025 (n)	835,000	871,807
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/2028 (n)	660,000	660,000
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)	375,000	375,000

		$12,215,633
Supermarkets - 0.5%
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	$490,000	$506,537
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	4,850,000	5,082,606
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	165,000	177,994

		$5,767,137
Telecommunications - Wireless - 5.0%
Altice France S.A., 7.375%, 5/01/2026 (n)	$6,515,000	$6,827,785
Altice France S.A., 8.125%, 2/01/2027 (n)	3,850,000	4,254,250
Altice France S.A., 5.5%, 1/15/2028 (n)	930,000	968,363
Altice France S.A., 6%, 2/15/2028 (n)	3,505,000	3,531,288
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	2,310,000	2,402,400
SBA Communications Corp., 4.875%, 9/01/2024	3,980,000	4,085,908
SBA Communications Corp., 3.875%, 2/15/2027	2,923,000	3,052,401
SBA Communications Corp., 3.125%, 2/01/2029 (n)	2,735,000	2,736,709

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Sprint Capital Corp., 6.875%, 11/15/2028	$6,240,000	$8,027,339
Sprint Corp., 7.125%, 6/15/2024	1,510,000	1,760,720
Sprint Corp., 7.625%, 3/01/2026	7,735,000	9,533,388
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,525,000	3,635,720
T-Mobile USA, Inc., 2.25%, 2/15/2026	1,960,000	1,979,600
T-Mobile USA, Inc., 5.375%, 4/15/2027	4,960,000	5,284,458
T-Mobile USA, Inc., 2.625%, 2/15/2029	2,729,000	2,743,191

		$60,823,520
Tobacco - 0.4%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$1,825,000	$1,953,261
Vector Group Ltd., 5.75%, 2/01/2029 (n)	3,360,000	3,469,301

		$5,422,562
Utilities - Electric Power - 2.4%
Calpine Corp., 4.5%, 2/15/2028 (n)	$2,300,000	$2,366,125
Clearway Energy Operating LLC, 5.75%, 10/15/2025	8,495,000	8,930,369
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,590,000	1,711,412
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	488,000	521,184
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	1,995,000	2,214,450
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	2,717,000	2,880,292
PG&E Corp., 5%, 7/01/2028	3,530,000	3,808,782
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	2,405,000	2,465,125
TerraForm Power Operating Co., 5%, 1/31/2028 (n)	4,525,000	5,022,750

		$29,920,489
Total Bonds (Identified Cost, $1,129,861,017)		$1,189,329,312

Common Stocks - 1.5%
Construction - 0.0%
ICA Tenedora S.A. de C.V. (a)	258,532	$547,870

Oil Services - 0.1%
LTRI Holdings LP (a)(u)	3,300	$932,316

Special Products & Services - 1.4%
iShares iBoxx $ High Yield Corporate Bond ETF	198,200	$17,237,454
Total Common Stocks (Identified Cost, $17,068,018)		$18,717,640

Floating Rate Loans (r) - 0.4%
Broadcasting - 0.0%
Nexstar Broadcasting, Inc., Term Loan B, 2.87%, 9/18/2026	$683,295	$683,828

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (r) - continued
Cable TV - 0.1%
CSC Holdings LLC, Term Loan B5, 2.627%, 4/15/2027	$784,080	$780,650

Chemicals - 0.1%
Axalta Coating Systems LLC, Term Loan B3, 2%, 6/01/2024	$651,652	$649,208
Element Solutions, Inc., Term Loan B1, 2.12%, 1/31/2026	782,100	779,493

		$1,428,701
Computer Software - Systems - 0.1%
SS&C Technologies, Inc., Term Loan B5, 1.87%, 4/16/2025	$781,799	$777,695

Medical & Health Technology & Services - 0.1%
DaVita Healthcare Partners, Inc., Term Loan B, 1.87%, 8/12/2026	$782,120	$779,898

Pharmaceuticals - 0.0%
Bausch Health Companies, Inc., Term Loan B, 2.87%, 11/27/2025	$678,857	$678,130
Total Floating Rate Loans (Identified Cost, $5,161,459)		$5,128,902

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	2,021	$0
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	2,021	0
Total Warrants (Identified Cost, $0)				$0

Investment Companies (h) - 0.5%
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.09% (v) (Identified Cost, $6,504,495)			6,504,549	$6,504,549

Other Assets, Less Liabilities - 0.7%				8,637,690
Net Assets - 100.0%				$1,228,318,093

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,504,549 and $1,213,175,854, respectively.

23

Portfolio of Investments – continued

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $884,337,605, representing 72.0% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022	6/21/18	$586,563	$247,755
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,152,090,494)	$1,213,175,854
Investments in affiliated issuers, at value (identified cost, $6,504,495)	6,504,549
Cash	2,975,892
Receivables for
Investments sold	9,082,998
Fund shares sold	30,352
Interest and dividends	17,529,668
Other assets	4,637
Total assets	$1,249,303,950

Liabilities
Payables for
Distributions	$173
Investments purchased	19,406,487
Fund shares reacquired	1,475,165
Payable to affiliates
Administrative services fee	193
Shareholder servicing costs	13
Accrued expenses and other liabilities	103,826
Total liabilities	$20,985,857
Net assets	$1,228,318,093

Net assets consist of
Paid-in capital	$1,243,467,659
Total distributable earnings (loss)	(15,149,566)
Net assets	$1,228,318,093
Shares of beneficial interest outstanding	132,799,458
Net asset value per share (net assets of $1,228,318,093 / 132,799,458 shares of beneficial interest outstanding)	$9.25

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$63,293,152
Dividends	1,639,587
Other	180,376
Dividends from affiliated issuers	129,445
Foreign taxes withheld	(3,180)
Total investment income	$65,239,380
Expenses
Shareholder servicing costs	$37
Administrative services fee	17,500
Custodian fee	73,148
Shareholder communications	5,797
Audit and tax fees	45,294
Legal fees	9,824
Registration fees	31,838
Pricing service fees	12,057
Regulatory filing fees	9,800
Miscellaneous	23,644
Total expenses	$228,939
Fees paid indirectly	(959)
Net expenses	$227,980
Net investment income (loss)	$65,011,400

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,531,755)
Affiliated issuers	(6,437)
Futures contracts	(708,829)
Forward foreign currency exchange contracts	(12,910)
Net realized gain (loss)	$(2,259,931)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$37,099,996
Affiliated issuers	(2,497)
Futures contracts	212,189
Forward foreign currency exchange contracts	1,533
Net unrealized gain (loss)	$37,311,221
Net realized and unrealized gain (loss)	$35,051,290
Change in net assets from operations	$100,062,690

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/21	1/31/20
Change in net assets

From operations
Net investment income (loss)	$65,011,400	$46,393,089
Net realized gain (loss)	(2,259,931)	(2,243,741)
Net unrealized gain (loss)	37,311,221	37,361,392
Change in net assets from operations	$100,062,690	$81,510,740
Total distributions to shareholders	$(67,143,934)	$(46,567,029)
Change in net assets from fund share transactions	$306,368,694	$65,649,954
Total change in net assets	$339,287,450	$100,593,665

Net assets
At beginning of period	889,030,643	788,436,978
At end of period	$1,228,318,093	$889,030,643

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	1/31/21		1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$9.33		$8.94	$9.31	$9.28	$8.41

Income (loss) from investment operations
Net investment income (loss) (d)	$0.50		$0.51	$0.52	$0.53	$0.56
Net realized and unrealized gain (loss)	(0.06)	(g)	0.39	(0.36)	0.05	0.90
Total from investment operations	$0.44		$0.90	$0.16	$0.58	$1.46

Less distributions declared to shareholders
From net investment income	$(0.52)		$(0.51)	$(0.53)	$(0.55)	$(0.59)
Net asset value, end of period (x)	$9.25		$9.33	$8.94	$9.31	$9.28
Total return (%) (s)(x)	5.02		10.29	1.86	6.33	17.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.02		0.02	0.02	0.02	0.02
Net investment income (loss)	5.58		5.51	5.77	5.63	6.28
Portfolio turnover	66		59	38	46	44
Net assets at end of period (000 omitted)	$1,228,318		$889,031	$788,437	$1,197,932	$1,421,797

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

29

Notes to Financial Statements – continued

Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where

30

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$17,237,454	$—	$932,316	$18,169,770
Mexico	—	547,870	—	547,870
Municipal Bonds	—	1,148,000	—	1,148,000
U.S. Corporate Bonds	—	1,020,250,745	—	1,020,250,745
Foreign Bonds	—	167,930,567	—	167,930,567
Floating Rate Loans	—	5,128,902	—	5,128,902
Mutual Funds	6,504,549	—	—	6,504,549
Total	$23,742,003	$1,195,006,084	$932,316	$1,219,680,403

For further information regarding security characteristics, see the Portfolio of Investments.

31

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/20	$1,747,020
Change in unrealized appreciation or depreciation	(814,704)
Balance as of 1/31/21	$932,316

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2021 is $(814,704). At January 31, 2021, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At January 31, 2021, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(708,829)	$—
Foreign Exchange	—	(12,910)
Total	$(708,829)	$(12,910)

32

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$212,189	$—
Foreign Exchange	—	1,533
Total	$212,189	$1,533

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

33

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing

34

Notes to Financial Statements – continued

commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

35

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/21	Year ended 1/31/20
Ordinary income (including any short-term capital gains)	$67,143,934	$46,567,029

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/21

Cost of investments	$1,163,038,853
Gross appreciation	62,032,128

Gross depreciation	(5,390,578)
Net unrealized appreciation (depreciation)	$56,641,550

Undistributed ordinary income	6,226,471
Capital loss carryforwards	(72,322,868)
Other temporary differences	(5,694,719)
As of January 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(10,777,804)
Long-Term	(61,545,064)
Total	$(72,322,868)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and

36

Notes to Financial Statements – continued

facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2021, these costs amounted to $37.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.0015% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended January 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,048,521,973 and $735,650,758, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/21		Year ended 1/31/20

	Shares	Amount	Shares	Amount
Shares sold	55,616,565	$466,064,098	8,371,521	$76,828,459
Shares issued to shareholders in reinvestment of distributions	7,504,349	67,143,934	5,060,368	46,567,029
Shares reacquired	(25,651,819)	(226,839,338)	(6,293,406)	(57,745,534)
Net change	37,469,095	$306,368,694	7,138,483	$65,649,954

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to

37

Notes to Financial Statements – continued

high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 83%, 16%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2021, the fund’s commitment fee and interest expense were $5,494 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$23,286,126	$635,934,692	$652,707,335	$(6,437)	$(2,497)	$6,504,549

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$129,445	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by

39

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2021

MFS® High Income Fund

MFH-ANN

MFS® High Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets experienced dramatic swings over the past twelve months as the coronavirus pandemic brought the global economy to a standstill for several months early in 2020.

The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the

White House and holding the reins in both houses of Congress. As coronavirus restrictions are lifted, pent-up consumer demand could fuel a surge in economic activity. As a result, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

March 18, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.3%
Medical & Health Technology & Services	6.1%
Gaming & Lodging	5.9%
Telecommunications – Wireless	5.0%
Building	4.3%

Composition including fixed income credit quality (a)(i)
BBB	0.9%
BB	46.3%
B	31.6%
CCC	15.3%
C	0.3%
D (o)	0.0%
Not Rated	0.3%
Non-Fixed Income	2.9%
Cash & Cash Equivalents	2.4%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	3.1
Average Effective Maturity (m)	3.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2021.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2021, Class A shares of the MFS High Income Fund (fund) provided a total return of 4.71%, at net asset value. This compares with a return of 7.38% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is likely to be deployed. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed at scale. There remain worries over whether enough people will get vaccinated to bring about herd immunity.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, dividend payments and buybacks resumed in many cases. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

4

Management Review – continued

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s bond selection within both the energy and consumer non-cyclical sectors held back relative returns. A greater-than-benchmark allocation to “D” rated (r) securities also detracted from relative performance. From a sector perspective, the fund’s underweight allocation to the energy sector, and its overweight position in the capital goods sector, further weakened relative results.

The fund’s shorter duration (d) stance also held back relative performance as interest rates generally declined over the reporting period.

Top individual detractors during the reporting period included the fund’s overweight exposures to a “BB” rated security from oil refiner PBF Holding Company (energy), a “BB” rated issuance from liquefied natural gas firm Cheniere Energy (energy) and a “B” rated security from oil and natural gas development company Callon Petroleum

(energy).

Contributors to Performance

During the reporting period, the fund’s yield curve (y) positioning, notably its lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve benefited relative performance.

Top individual contributors for the reporting period included the fund’s overweight exposures to a “CCC” rated security from real estate firm Realogy Group

(consumer cyclicals), a “CC” rated security from offshore drilling company Diamond Offshore Drilling (energy) and a “CC” rate oil and natural gas exploration company Matador Resources (energy).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 1/31/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 1/31/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	4.71%	7.13%	5.38%	N/A
B	9/27/93	3.62%	6.33%	4.57%	N/A
C	1/03/94	3.93%	6.33%	4.60%	N/A
I	1/02/97	4.97%	7.40%	5.61%	N/A
R1	4/01/05	3.92%	6.33%	4.60%	N/A
R2	10/31/03	4.14%	6.80%	5.09%	N/A
R3	4/01/05	4.40%	7.07%	5.35%	N/A
R4	4/01/05	4.97%	7.40%	5.64%	N/A
R6	6/01/12	5.08%	7.51%	N/A	5.85%
529A	7/31/02	4.37%	7.10%	5.31%	N/A
529B	7/31/02	3.87%	6.28%	4.54%	N/A
529C	7/31/02	3.57%	6.28%	4.54%	N/A

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		7.38%	9.00%	6.59%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.26%	6.21%	4.92%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.36)%	6.02%	4.57%	N/A
C With CDSC (1% for 12 months) (v)		2.93%	6.33%	4.60%	N/A
529A With Initial Sales Charge (4.25%)		(0.06)%	6.17%	4.85%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(0.13)%	5.97%	4.54%	N/A
529C With CDSC (1% for 12 months) (v)		2.57%	6.28%	4.54%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2020 through January 31, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2020 through January 31, 2021.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Expenses Paid During Period (p) 8/01/20-1/31/21
A	Actual	0.90%	$1,000.00	$1,043.49	$4.62
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
B	Actual	1.66%	$1,000.00	$1,036.50	$8.50
	Hypothetical (h)	1.66%	$1,000.00	$1,016.79	$8.42
C	Actual	1.66%	$1,000.00	$1,039.53	$8.51
	Hypothetical (h)	1.66%	$1,000.00	$1,016.79	$8.42
I	Actual	0.65%	$1,000.00	$1,044.85	$3.34
	Hypothetical (h)	0.65%	$1,000.00	$1,021.87	$3.30
R1	Actual	1.65%	$1,000.00	$1,036.51	$8.45
	Hypothetical (h)	1.65%	$1,000.00	$1,016.84	$8.36
R2	Actual	1.15%	$1,000.00	$1,039.16	$5.89
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84
R3	Actual	0.90%	$1,000.00	$1,040.42	$4.62
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
R4	Actual	0.65%	$1,000.00	$1,041.67	$3.34
	Hypothetical (h)	0.65%	$1,000.00	$1,021.87	$3.30
R6	Actual	0.55%	$1,000.00	$1,045.30	$2.83
	Hypothetical (h)	0.55%	$1,000.00	$1,022.37	$2.80
529A	Actual	0.93%	$1,000.00	$1,040.29	$4.77
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72
529B	Actual	1.70%	$1,000.00	$1,036.24	$8.70
	Hypothetical (h)	1.70%	$1,000.00	$1,016.59	$8.62
529C	Actual	1.70%	$1,000.00	$1,036.25	$8.70
	Hypothetical (h)	1.70%	$1,000.00	$1,016.59	$8.62

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

1/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 92.9%
Aerospace - 2.5%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$9,032,000	$8,456,210
Bombardier, Inc., 7.875%, 4/15/2027 (n)	4,250,000	3,981,995
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	5,640,000	5,654,100
Moog, Inc., 4.25%, 12/15/2027 (n)	7,055,000	7,319,562
TransDigm, Inc., 6.5%, 7/15/2024	4,015,000	4,086,066
TransDigm, Inc., 6.25%, 3/15/2026 (n)	6,757,000	7,126,202
TransDigm, Inc., 6.375%, 6/15/2026	4,875,000	5,033,437
TransDigm, Inc., 5.5%, 11/15/2027	5,275,000	5,442,534
TransDigm, Inc., 4.625%, 1/15/2029 (n)	4,051,000	4,020,618

		$51,120,724
Asset-Backed & Securitized - 0.0%
CW Capital Cobalt Commercial Mortgage Trust, CDO, “F”, FLR, 2.291% (0% cash or 2.291% PIK) (LIBOR - 3mo. + 1.3%), 4/26/2050 (a)(n)(p)	$774,323	$78
CW Capital Cobalt Commercial Mortgage Trust, CDO, “G”, FLR, 2.491% (0% cash or 2.491% PIK) (LIBOR - 3mo. + 1.5%), 4/26/2050 (a)(n)(p)	2,452,979	245
Lehman Brothers Commercial Conduit Mortgage Trust, 1.105%, 2/18/2030 (i)	107,601	6

		$329
Automotive - 2.0%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)	$4,860,000	$4,919,292
Adient U.S. LLC, 7%, 5/15/2026 (n)	735,000	799,875
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	3,065,000	3,378,458
Dana, Inc., 5.5%, 12/15/2024	620,000	632,012
Dana, Inc., 5.375%, 11/15/2027	4,449,000	4,671,450
Dana, Inc., 5.625%, 6/15/2028	1,233,000	1,314,680
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	7,105,000	7,460,960
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	3,835,000	3,935,669
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	6,790,000	7,190,610
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)	2,615,000	2,872,970
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)	3,180,000	3,262,362

		$40,438,338
Broadcasting - 2.9%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)	$3,140,000	$3,273,450
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	2,650,000	2,683,125

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	$2,840,000	$3,025,495
iHeartCommunications, Inc., 8.375%, 5/01/2027	4,355,000	4,645,130
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	1,290,000	1,346,438
Netflix, Inc., 5.875%, 2/15/2025	9,015,000	10,540,022
Netflix, Inc., 3.625%, 6/15/2025 (n)	4,565,000	4,958,731
Netflix, Inc., 5.875%, 11/15/2028	5,940,000	7,454,700
Netflix, Inc., 5.375%, 11/15/2029 (n)	1,450,000	1,808,875
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	7,165,000	7,605,361
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	9,644,000	9,836,880

		$57,178,207
Brokerage & Asset Managers - 0.5%
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	$9,485,000	$9,899,969

Building - 4.3%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$6,310,000	$6,538,737
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	7,795,000	8,038,594
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	2,135,000	2,172,362
Core & Main LP, 6.125%, 8/15/2025 (n)	3,120,000	3,190,200
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	4,500,000	4,702,500
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)	1,285,000	1,342,825
CP Atlas Buyer, Inc., 7%, 12/01/2028 (n)	3,574,000	3,661,134
Interface, Inc., 5.5%, 12/01/2028 (n)	4,380,000	4,631,850
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	3,810,000	4,048,125
LBM Acquisition LLC, 6.25%, 1/15/2029 (n)	3,330,000	3,370,626
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	6,908,000	7,115,240
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	3,322,000	3,695,725
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)	3,180,000	3,160,125
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	5,975,000	6,527,687
Specialty Building Products Holdings LLC, 6.375%, 9/30/2026 (n)	4,145,000	4,362,612
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	4,350,000	4,570,980
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	5,625,000	5,969,531
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	2,653,000	2,619,838
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	3,450,000	3,572,130
White Cap Parent LLC, 8.25%, (8.25% cash or 9% PIK) 3/15/2026 (n)(p)	2,275,000	2,300,594

		$85,591,415
Business Services - 1.9%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$5,785,000	$5,929,625
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	3,170,000	3,284,913
CDK Global, Inc., 4.875%, 6/01/2027	7,140,000	7,505,889
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	3,090,000	3,252,225

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Business Services - continued
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)	$2,416,000	$2,567,000
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	5,210,000	5,458,569
Switch, Ltd., 3.75%, 9/15/2028 (n)	4,646,000	4,744,263
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	4,560,000	4,918,872

		$37,661,356
Cable TV - 8.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	$14,930,000	$15,404,774
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	12,265,000	12,746,401
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	15,880,000	16,891,874
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	5,595,000	5,892,206
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	6,860,000	7,115,261
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	21,505,000	22,681,323
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	4,785,000	5,155,838
DISH DBS Corp., 5.875%, 11/15/2024	6,715,000	6,958,553
DISH DBS Corp., 7.75%, 7/01/2026	5,755,000	6,287,337
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	4,210,000	2,925,950
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	2,230,000	1,616,750
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	5,230,000	5,636,789
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	8,440,000	8,726,622
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	4,640,000	5,059,085
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	9,600,000	10,156,800
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	5,235,000	5,544,284
Videotron Ltd., 5.375%, 6/15/2024 (n)	1,335,000	1,465,163
Videotron Ltd., 5.125%, 4/15/2027 (n)	12,190,000	12,898,239
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	9,520,000	9,928,503

		$163,091,752
Chemicals - 1.4%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$2,914,000	$3,056,785
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	5,569,000	5,666,457
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	4,968,000	5,001,907
INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026 (n)	1,564,000	1,569,865
Ingevity Corp., 3.875%, 11/01/2028 (n)	5,477,000	5,491,295
SPCM S.A., 4.875%, 9/15/2025 (n)	3,635,000	3,744,050
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	4,195,000	4,453,831

		$28,984,190

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - 1.0%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$8,945,000	$9,302,800
CrowdStrike Holdings, Inc., 3%, 2/15/2029	2,203,000	2,229,161
PTC, Inc., 3.625%, 2/15/2025 (n)	5,120,000	5,248,000
PTC, Inc., 4%, 2/15/2028 (n)	3,730,000	3,879,200

		$20,659,161
Computer Software - Systems - 1.7%
BY Crown Parent LLC, 4.25%, 1/31/2026 (n)	$1,676,000	$1,717,900
Endurance International Group Holdings, Inc., 6%, 2/15/2029 (n)	3,180,000	3,132,300
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	10,610,000	11,989,300
Fair Isaac Corp., 4%, 6/15/2028 (n)	2,037,000	2,100,555
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	4,705,000	4,758,919
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	9,020,000	9,563,094

		$33,262,068
Conglomerates - 4.0%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$7,870,000	$8,302,850
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	9,295,000	9,612,238
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	2,744,000	2,867,480
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	6,230,000	6,675,196
EnerSys, 5%, 4/30/2023 (n)	7,330,000	7,705,662
EnerSys, 4.375%, 12/15/2027 (n)	3,390,000	3,607,130
Gates Global LLC, 6.25%, 1/15/2026 (n)	6,270,000	6,583,500
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	3,930,000	4,411,425
Griffon Corp., 5.75%, 3/01/2028	6,631,000	7,012,283
MTS Systems Corp., 5.75%, 8/15/2027 (n)	3,855,000	4,187,301
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	5,710,000	6,221,616
TriMas Corp., 4.875%, 10/15/2025 (n)	13,490,000	13,742,937

		$80,929,618
Construction - 2.2%
Empire Communities Corp., 7%, 12/15/2025 (n)	$4,250,000	$4,486,725
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	2,275,000	2,394,438
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	5,395,000	5,597,312
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	6,330,000	6,488,250
Taylor Morrison Communities, Inc., 5.875%, 6/15/2027 (n)	1,680,000	1,897,930
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	1,690,000	1,859,000
Toll Brothers Finance Corp., 4.875%, 11/15/2025	3,660,000	4,126,650
Toll Brothers Finance Corp., 4.35%, 2/15/2028	8,265,000	9,174,150
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	7,442,000	7,739,680

		$43,764,135

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 1.1%
Coty, Inc., 6.5%, 4/15/2026 (n)	$5,470,000	$5,169,150
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)	4,300,000	4,396,750
Mattel, Inc., 6.75%, 12/31/2025 (n)	5,180,000	5,440,554
Mattel, Inc., 5.875%, 12/15/2027 (n)	2,590,000	2,856,070
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	4,870,000	5,178,880

		$23,041,404
Consumer Services - 2.4%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$1,697,000	$1,817,826
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	4,770,000	5,199,300
ANGI Group LLC, 3.875%, 8/15/2028 (n)	4,473,000	4,456,226
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	2,725,000	2,793,125
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	4,070,000	4,344,725
Garda World Security Corp., 4.625%, 2/15/2027 (n)	1,770,000	1,796,550
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	4,507,000	4,946,433
Match Group, Inc., 5%, 12/15/2027 (n)	5,040,000	5,317,200
Match Group, Inc., 4.625%, 6/01/2028 (n)	7,255,000	7,631,027
Realogy Group LLC, 9.375%, 4/01/2027 (n)	6,430,000	7,144,052
Realogy Group LLC, 5.75%, 1/15/2029 (n)	1,805,000	1,843,356

		$47,289,820
Containers - 3.7%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$5,690,000	$5,946,050
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	7,860,000	8,168,505
Berry Global, Inc., 4.875%, 7/15/2026 (n)	3,765,000	4,022,262
Berry Global, Inc., 5.625%, 7/15/2027 (n)	2,630,000	2,797,663
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.5%, 1/15/2023	5,430,000	5,694,712
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	8,910,000	9,646,857
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	3,345,000	3,468,263
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	5,430,000	5,518,238
Greif, Inc., 6.5%, 3/01/2027 (n)	3,770,000	4,019,763
Reynolds Group, 4%, 10/15/2027 (n)	6,780,000	6,820,341
Silgan Holdings, Inc., 4.75%, 3/15/2025	6,090,000	6,188,962
Silgan Holdings, Inc., 4.125%, 2/01/2028	4,674,000	4,849,275
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	5,945,000	6,450,325

		$73,591,216

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.5%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$2,889,000	$2,946,780
CommScope Technologies LLC, 5%, 3/15/2027 (n)	6,295,000	6,239,919

		$9,186,699
Electronics - 1.5%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$1,315,000	$1,341,300
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	2,994,000	3,312,113
Entegris, Inc., 4.625%, 2/10/2026 (n)	7,370,000	7,632,556
Entegris, Inc., 4.375%, 4/15/2028 (n)	2,190,000	2,310,450
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	4,255,000	4,712,412
Sensata Technologies B.V., 5%, 10/01/2025 (n)	8,770,000	9,668,925
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,770,000	1,904,963

		$30,882,719
Energy - Independent - 3.0%
Apache Corp., 4.875%, 11/15/2027	$2,588,000	$2,659,170
Apache Corp., 4.375%, 10/15/2028	7,285,000	7,285,000
CNX Resources Corp., 6%, 1/15/2029 (n)	3,970,000	4,102,796
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	3,765,000	3,755,588
EQT Corp., 5%, 1/15/2029	2,106,000	2,290,275
Laredo Petroleum, Inc., 10.125%, 1/15/2028	3,255,000	2,831,850
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	4,349,000	4,892,973
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance
Corp., 6%, 8/01/2026 (n)	4,355,000	4,524,845
Murphy Oil Corp., 6.875%, 8/15/2024	3,100,000	3,030,250
Newfield Exploration Co., 5.375%, 1/01/2026	2,540,000	2,773,552
Occidental Petroleum Corp., 5.875%, 9/01/2025	4,260,000	4,492,170
Occidental Petroleum Corp., 5.5%, 12/01/2025	3,105,000	3,244,725
Ovintiv, Inc., 6.5%, 8/15/2034	1,670,000	2,046,548
Range Resources Corp., 9.25%, 2/01/2026	1,780,000	1,939,826
Range Resources Corp., 8.25%, 1/15/2029 (n)	2,030,000	2,131,500
Southwestern Energy Co., 6.45%, 1/23/2025	2,923,000	3,063,669
Southwestern Energy Co., 7.5%, 4/01/2026	4,262,400	4,453,356
Southwestern Energy Co., 7.75%, 10/01/2027	1,070,000	1,134,200

		$60,652,293
Entertainment - 1.8%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$2,195,000	$2,321,213
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp./Millennium Operations LLC, 5.5%, 5/01/2025 (n)	1,735,000	1,804,400
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp./Millennium Operations LLC, 5.375%, 4/15/2027	2,995,000	3,002,488
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	6,277,000	6,441,771

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Entertainment - continued
Merlin Entertainments, 5.75%, 6/15/2026 (n)	$3,565,000	$3,698,687
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	2,065,000	1,827,525
NCL Corp. Ltd., 10.25%, 2/01/2026 (n)	2,999,000	3,463,845
NCL Corp. Ltd. , 5.875%, 3/15/2026 (n)	3,115,000	3,083,850
Royal Caribbean Cruises Ltd., 10.875%, 6/01/2023 (n)	2,560,000	2,886,400
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	5,300,000	5,260,250
Six Flags Entertainment Corp., 7%, 7/01/2025 (n)	1,950,000	2,101,125

		$35,891,554
Financial Institutions - 2.9%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$3,575,000	$2,627,625
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	3,815,000	4,110,879
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	3,820,000	4,010,790
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	6,235,000	6,406,462
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	3,470,000	3,677,159
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	13,256,851	11,493,782
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	3,880,000	4,103,100
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030 (n)	1,400,000	1,452,500
OneMain Finance Corp., 6.875%, 3/15/2025	4,335,000	4,974,412
OneMain Finance Corp., 8.875%, 6/01/2025	2,550,000	2,846,055
OneMain Finance Corp., 7.125%, 3/15/2026	2,600,000	3,042,000
OneMain Finance Corp., 5.375%, 11/15/2029	1,815,000	1,996,500
OneMain Finance Corp., 4%, 9/15/2030	1,770,000	1,785,488
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	4,330,000	4,750,919

		$57,277,671
Food & Beverages - 3.2%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$8,145,000	$8,666,280
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	10,790,000	11,909,462
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	2,680,000	3,041,800
Kraft Heinz Foods Co., 4.375%, 6/01/2046	8,965,000	9,522,862
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	7,875,000	8,204,175
Lamb Weston Holdings, Inc., 4.875%, 5/15/2028 (n)	2,235,000	2,474,592
Performance Food Group Co., 5.5%, 10/15/2027 (n)	6,030,000	6,367,499
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	4,435,000	4,706,644
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	4,435,000	4,618,964
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	5,215,000	5,234,556

		$64,746,834
Gaming & Lodging - 5.9%
Boyd Gaming Corp., 6.375%, 4/01/2026	$2,260,000	$2,338,467
Boyd Gaming Corp., 4.75%, 12/01/2027	3,655,000	3,760,081

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025 (n)	$5,265,000	$5,254,628
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	4,710,000	4,992,600
Churchill Downs, Inc., 5.5%, 4/01/2027 (n)	2,585,000	2,699,348
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)	3,959,000	4,155,141
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)	4,896,000	5,373,360
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	6,395,000	6,629,697
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	5,856,000	5,947,617
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	4,310,000	4,268,365
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	3,015,000	3,166,715
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	5,895,000	6,248,700
MGM Growth Properties LLC, 5.75%, 2/01/2027	2,410,000	2,709,900
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	3,885,000	3,950,559
MGM Resorts International, 6.75%, 5/01/2025	5,680,000	6,081,150
MGM Resorts International, 5.5%, 4/15/2027	3,630,000	3,931,181
Scientific Games Corp., 8.25%, 3/15/2026 (n)	3,510,000	3,711,421
Scientific Games International, Inc., 7%, 5/15/2028 (n)	2,840,000	3,010,400
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	5,895,000	6,097,493
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	5,520,000	5,602,800
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	1,928,000	1,954,510
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	8,350,000	8,548,313
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	5,330,000	5,503,225
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	2,950,000	3,044,990
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	6,084,000	6,257,090
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	2,305,000	2,379,913

		$117,617,664
Industrial - 0.6%
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	$6,168,000	$6,140,922
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	5,167,000	5,322,010

		$11,462,932
Insurance - Property & Casualty - 1.2%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)	$4,335,000	$4,459,631
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	6,825,000	7,217,438
AssuredPartners, Inc., 7%, 8/15/2025 (n)	1,690,000	1,740,700
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	1,865,000	1,892,975
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	1,750,000	1,885,625
Hub International Ltd., 7%, 5/01/2026 (n)	6,310,000	6,547,319

		$23,743,688

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 0.3%
Clark Equipment Co., 5.875%, 6/01/2025 (n)	$5,089,000	$5,381,617

Major Banks - 0.9%
Barclays PLC, 7.875%, 12/31/2164	$6,040,000	$6,341,324
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)	5,840,000	6,573,504
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/31/2049	5,405,000	6,080,625

		$18,995,453
Medical & Health Technology & Services - 6.0%
Acadia Healthcare Co., Inc., 5%, 4/15/2029 (n)	$4,310,000	$4,536,275
AdaptHealth LLC, 4.625%, 8/01/2029 (n)	3,170,000	3,245,288
Akumin, Inc., 7%, 11/01/2025 (n)	3,485,000	3,659,250
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	7,952,000	8,371,070
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	3,130,000	3,427,350
CHS/Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	8,655,000	9,111,119
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	895,000	974,431
DaVita, Inc., 4.625%, 6/01/2030 (n)	3,347,000	3,518,366
DaVita, Inc., 3.75%, 2/15/2031 (n)	3,939,000	3,906,996
Encompass Health Corp., 5.75%, 9/15/2025	3,565,000	3,676,406
HCA, Inc., 5.375%, 2/01/2025	13,920,000	15,628,541
HCA, Inc., 5.875%, 2/15/2026	8,775,000	10,036,406
HCA, Inc., 5.625%, 9/01/2028	1,395,000	1,633,782
HCA, Inc., 3.5%, 9/01/2030	5,510,000	5,712,082
HealthSouth Corp., 5.125%, 3/15/2023	5,405,000	5,418,513
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	3,300,000	3,423,750
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	5,727,000	5,948,921
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	10,830,000	11,402,670
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)	1,785,000	1,818,469
LifePoint Health, Inc., 5.375%, 1/15/2029 (n)	2,390,000	2,407,925
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	6,920,000	7,545,741
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	4,387,000	4,381,516

		$119,784,867
Medical Equipment - 1.0%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$7,570,000	$7,863,337
Teleflex, Inc., 4.875%, 6/01/2026	3,310,000	3,425,850
Teleflex, Inc., 4.625%, 11/15/2027	7,690,000	8,136,520

		$19,425,707
Metals & Mining - 4.0%
Arconic Corp., 6%, 5/15/2025 (n)	$4,960,000	$5,334,009
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	6,815,000	7,385,756

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/2029 (n)	$3,620,000	$3,906,252
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	5,500,000	5,898,750
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	1,510,000	1,572,288
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	3,613,000	3,897,271
Freeport-McMoRan, Inc., 5%, 9/01/2027	5,940,000	6,326,100
Freeport-McMoRan, Inc., 4.375%, 8/01/2028	3,350,000	3,549,911
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	4,885,000	5,446,775
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	4,616,000	4,673,700
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	5,940,000	6,058,800
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	7,224,000	7,451,700
Novelis Corp., 5.875%, 9/30/2026 (n)	8,625,000	9,034,687
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(z)	1,097,000	455,255
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	3,140,000	3,210,650
TMS International Corp., 7.25%, 8/15/2025 (n)	5,105,000	5,181,575

		$79,383,479
Midstream - 4.2%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$11,720,000	$12,027,650
Cheniere Energy Partners LP, 4.5%, 10/01/2029	2,861,000	3,067,049
EnLink Midstream Partners LP, 4.85%, 7/15/2026	3,470,000	3,369,509
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	3,944,000	3,936,605
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	1,230,000	1,286,666
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	1,192,000	1,287,479
EQM Midstream Partners LP, 5.5%, 7/15/2028	11,990,000	12,418,523
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	2,690,000	2,603,920
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	1,320,000	1,240,800
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	4,896,000	4,388,481
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027	445,000	422,750
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	7,035,000	7,202,292
NuStar Logistics, LP, 5.75%, 10/01/2025	5,947,000	6,259,217
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	6,610,000	6,831,171
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	3,065,000	3,382,994
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031 (n)	2,075,000	2,173,562
Western Midstream Operating LP, 5.05%, 2/01/2030	7,485,000	8,233,500
Western Midstream Operation LP, 4.65%, 7/01/2026	3,770,000	3,958,500

		$84,090,668

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Municipals - 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$2,120,000	$2,173,000
Network & Telecom - 0.4%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$2,770,000	$2,949,011
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)	5,535,000	5,757,327

		$8,706,338
Oil Services - 0.1%
Diamond Offshore Drill Co., 5.7%, 10/15/2039 (a)(d)	$2,080,000	$309,400
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	2,425,000	1,721,750

		$2,031,150
Oils - 0.2%
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	$4,440,000	$2,946,495
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	3,220,000	1,868,325

		$4,814,820
Personal Computers & Peripherals - 0.3%
NCR Corp., 5%, 10/01/2028 (n)	$5,600,000	$5,754,000

Pharmaceuticals - 1.9%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$16,295,000	$16,697,487
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	4,935,000	5,084,531
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	1,315,000	1,346,106
Emergent BioSolutions, Inc., 3.875%, 8/15/2028 (n)	5,893,000	6,049,400
Jaguar Holding Co. II/Pharmaceutical Development LLC, 5%, 6/15/2028 (n)	5,714,000	6,071,125
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	3,430,000	3,689,205

		$38,937,854
Pollution Control - 0.8%
GFL Environmental, Inc., 3.75%, 8/01/2025 (n)	$1,705,000	$1,739,100
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	2,130,000	2,360,998
GFL Environmental, Inc., 4%, 8/01/2028 (n)	3,075,000	3,045,634
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)	3,560,000	3,515,500
Stericycle, Inc., 3.875%, 1/15/2029 (n)	4,850,000	4,988,225

		$15,649,457
Precious Metals & Minerals - 0.3%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$5,005,000	$5,128,624

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

Printing & Publishing - 0.5%
Cimpress N.V., 7%, 6/15/2026 (n)	$6,785,000	$7,132,731
Meredith Corp., 6.875%, 2/01/2026	3,050,000	3,084,008

		$10,216,739
Railroad & Shipping - 0.3%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$5,174,000	$5,549,115
Real Estate - Healthcare - 0.5%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$4,165,000	$4,305,569
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	4,805,000	5,070,236

		$9,375,805
Real Estate - Other - 0.5%
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)	$5,335,000	$5,588,412
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	5,276,000	5,381,520

		$10,969,932
Restaurants - 0.3%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$6,280,000	$6,294,444

Retailers - 0.7%
L Brands, Inc., 5.25%, 2/01/2028	$10,085,000	$10,652,786
L Brands, Inc., 6.625%, 10/01/2030 (n)	2,150,000	2,418,739

		$13,071,525
Specialty Chemicals - 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$5,595,000	$5,874,750

Specialty Stores - 0.9%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$6,517,000	$6,671,779
Penske Automotive Group Co., 5.5%, 5/15/2026	3,980,000	4,127,459
PetSmart, Inc., 7.125%, 3/15/2023 (n)	4,935,000	4,957,207
PetSmart, Inc., 8.875%, 6/01/2025 (n)	1,390,000	1,451,271
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/2028 (n)	1,090,000	1,090,000
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)	625,000	625,000

		$18,922,716
Supermarkets - 0.4%
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	$590,000	$609,913
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	7,220,000	7,566,271
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	800,000	863,000

		$9,039,184

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 4.9%
Altice France S.A., 7.375%, 5/01/2026 (n)	$8,985,000	$9,416,370
Altice France S.A., 8.125%, 2/01/2027 (n)	6,360,000	7,027,800
Altice France S.A., 5.5%, 1/15/2028 (n)	2,860,000	2,977,975
Altice France S.A., 6%, 2/15/2028 (n)	5,435,000	5,475,762
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	3,515,000	3,655,600
SBA Communications Corp., 4.875%, 9/01/2024	6,465,000	6,637,034
SBA Communications Corp., 3.875%, 2/15/2027	5,928,000	6,190,432
SBA Communications Corp., 3.125%, 2/01/2029 (n)	4,440,000	4,442,775
Sprint Capital Corp., 6.875%, 11/15/2028	9,660,000	12,426,938
Sprint Corp., 7.125%, 6/15/2024	2,590,000	3,020,044
Sprint Corp., 7.625%, 3/01/2026	13,050,000	16,084,125
T-Mobile USA, Inc., 6.5%, 1/15/2026	4,585,000	4,729,015
T-Mobile USA, Inc., 2.25%, 2/15/2026	3,160,000	3,191,600
T-Mobile USA, Inc., 5.375%, 4/15/2027	8,610,000	9,173,223
T-Mobile USA, Inc., 2.625%, 2/15/2029	4,406,000	4,428,911

		$98,877,604
Tobacco - 0.4%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$3,025,000	$3,237,597
Vector Group Ltd., 5.75%, 2/01/2029 (n)	5,425,000	5,601,475

		$8,839,072
Utilities - Electric Power - 2.4%
Calpine Corp., 4.5%, 2/15/2028 (n)	$3,755,000	$3,862,956
Clearway Energy Operating LLC, 5.75%, 10/15/2025	12,965,000	13,629,456
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	3,230,000	3,476,643
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	728,000	777,504
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	2,945,000	3,268,950
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	4,698,000	4,980,350
PG&E Corp., 5%, 7/01/2028	5,765,000	6,220,291
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	3,325,000	3,408,125
TerraForm Power Operating Co., 5%, 1/31/2028 (n)	6,795,000	7,542,450

		$47,166,725
Total Bonds (Identified Cost, $1,801,533,895)		$1,862,420,401

Common Stocks - 2.9%
Construction - 0.0%
ICA Tenedora S.A. de C.V. (a)	347,563	$736,541

Oil Services - 0.1%
LTRI Holdings LP (a)(u)	3,250	$918,190

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued

Special Products & Services - 2.8%
iShares iBoxx $ High Yield Corporate Bond ETF	$648,400	$56,391,348
Total Common Stocks (Identified Cost, $56,690,127)		$58,046,079

Floating Rate Loans (r) - 0.5%
Broadcasting - 0.1%
Nexstar Broadcasting, Inc., Term Loan B, 2.87%, 9/18/2026	$1,285,491	$1,286,495
Cable TV - 0.1%
CSC Holdings LLC, Term Loan B5, 2.627%, 4/15/2027	$1,475,100	$1,468,646

Chemicals - 0.1%
Axalta Coating Systems LLC, Term Loan B3, 2%, 6/01/2024	$1,226,587	$1,221,988
Element Solutions, Inc., Term Loan B1, 2.12%, 1/31/2026	1,471,375	1,466,471

		$2,688,459
Computer Software - Systems - 0.1%
SS&C Technologies, Inc., Term Loan B5, 1.87%, 4/16/2025	$1,470,810	$1,463,088

Medical & Health Technology & Services - 0.1%
DaVita Healthcare Partners, Inc., Term Loan B, 1.87%, 8/12/2026	$1,471,412	$1,467,232

Pharmaceuticals - 0.0%
Bausch Health Companies, Inc., Term Loan B, 2.87%, 11/27/2025	$1,277,143	$1,275,775
Total Floating Rate Loans (Identified Cost, $9,710,698)		$9,649,695

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	2,104	$0
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	2,104	0
Total Warrants (Identified Cost, $0)				$0

Investment Companies (h) - 3.5%
Money Market Funds - 3.5%
MFS Institutional Money Market Portfolio, 0.09% (v) (Identified Cost, $70,250,265)			70,252,493	$70,252,493

25

Portfolio of Investments – continued

	Strike Price	First Exercise

Other Assets, Less Liabilities - 0.2%			4,816,326
Net Assets - 100.0%	$		$2,005,184,994

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $70,252,493 and $1,930,116,175, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,374,868,777, representing 68.6% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022	6/21/2018	$1,077,799	$455,255
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,867,934,720)	$1,930,116,175
Investments in affiliated issuers, at value (identified cost, $70,250,265)	70,252,493
Cash	5,364,526
Receivables for
Investments sold	5,267,780
Fund shares sold	2,909,133
Interest	27,368,189
Other assets	6,434
Total assets	$2,041,284,730

Liabilities
Payables for
Distributions	$244,175
Investments purchased	32,331,032
Fund shares reacquired	2,756,921
Payable to affiliates
Investment adviser	97,084
Administrative services fee	2,828
Shareholder servicing costs	461,046
Distribution and service fees	20,958
Program manager fees	28
Payable for independent Trustees’ compensation	3,917
Accrued expenses and other liabilities	181,747
Total liabilities	$36,099,736
Net assets	$2,005,184,994

Net assets consist of
Paid-in capital	$2,057,043,421
Total distributable earnings (loss)	(51,858,427)
Net assets	$2,005,184,994
Shares of beneficial interest outstanding	583,678,801

27

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$612,075,203	178,063,123	$3.44
Class B	6,914,380	2,008,931	3.44
Class C	21,917,610	6,358,403	3.45
Class I	216,905,050	63,278,397	3.43
Class R1	957,242	278,309	3.44
Class R2	13,943,409	4,059,906	3.43
Class R3	2,928,741	853,505	3.43
Class R4	555,445	161,478	3.44
Class R6	1,123,866,524	327,125,541	3.44
Class 529A	4,489,469	1,307,477	3.43
Class 529B	102,852	29,898	3.44
Class 529C	529,069	153,833	3.44

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.59 [100 / 95.75 x $3.44] and $3.58 [100 / 95.75 x $3.43], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$89,166,907
Dividends	2,180,615
Other	315,222
Dividends from affiliated issuers	243,661
Foreign taxes withheld	(4,485)
Total investment income	$91,901,920
Expenses
Management fee	$7,982,407
Distribution and service fees	1,820,569
Shareholder servicing costs	1,881,417
Program manager fees	2,405
Administrative services fee	239,769
Independent Trustees’ compensation	30,581
Custodian fee	107,837
Shareholder communications	191,471
Audit and tax fees	86,499
Legal fees	14,447
Miscellaneous	320,143
Total expenses	$12,677,545
Fees paid indirectly	(1,806)
Reduction of expenses by investment adviser and distributor	(213,184)
Net expenses	$12,462,555
Net investment income (loss)	$79,439,365

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(16,048,503)
Affiliated issuers	4,560
Futures contracts	(1,316,404)
Forward foreign currency exchange contracts	(25,972)
Net realized gain (loss)	$(17,386,319)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$24,888,754
Affiliated issuers	(7,120)
Futures contracts	394,073
Forward foreign currency exchange contracts	3,127
Net unrealized gain (loss)	$25,278,834
Net realized and unrealized gain (loss)	$7,892,515
Change in net assets from operations	$87,331,880

See Notes to Financial Statements

29

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/21	1/31/20
Change in net assets

From operations
Net investment income (loss)	$79,439,365	$73,128,640
Net realized gain (loss)	(17,386,319)	(8,197,165)
Net unrealized gain (loss)	25,278,834	76,120,889
Change in net assets from operations	$87,331,880	$141,052,364
Total distributions to shareholders	$(83,828,177)	$(76,696,590)
Change in net assets from fund share transactions	$297,023,685	$163,756,453
Total change in net assets	$300,527,388	$228,112,227

Net assets
At beginning of period	1,704,657,606	1,476,545,379
At end of period	$2,005,184,994	$1,704,657,606

See Notes to Financial Statements

30

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.44	$3.42	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.15	$0.16	$0.17	(c)
Net realized and unrealized gain (loss)	0.01	0.15	(0.13)	0.02	0.32
Total from investment operations	$0.15	$0.30	$0.02	$0.18	$0.49

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.16)	$(0.16)	$(0.18)
Net asset value, end of period (x)	$3.44	$3.44	$3.30	$3.44	$3.42
Total return (%) (r)(s)(t)(x)	4.71	9.24	0.68	5.47	16.18	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.94	0.94	0.96	0.97	(c)
Expenses after expense reductions (f)	0.91	0.92	0.92	0.94	0.96	(c)
Net investment income (loss)	4.34	4.46	4.67	4.52	5.16	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$612,075	$552,035	$489,120	$477,817	$514,238

See Notes to Financial Statements

31

Financial Highlights – continued

Class B	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.45	$3.30	$3.44	$3.43	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.13	$0.15	(c)
Net realized and unrealized gain (loss)	0.00 (w)	0.15	(0.13)	0.02	0.33
Total from investment operations	$0.12	$0.28	$0.00 (w)	$0.15	$0.48

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.14)	$(0.14)	$(0.16)
Net asset value, end of period (x)	$3.44	$3.45	$3.30	$3.44	$3.43
Total return (%) (r)(s)(t)(x)	3.62	8.74	(0.07)	4.39	15.65	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.69	1.69	1.71	1.72	(c)
Expenses after expense reductions (f)	1.67	1.68	1.68	1.70	1.71	(c)
Net investment income (loss)	3.63	3.72	3.91	3.77	4.43	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$6,914	$10,650	$13,361	$18,329	$21,515

Class C	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.45	$3.31	$3.44	$3.43	$3.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.13	$0.15	(c)
Net realized and unrealized gain (loss)	0.01	0.14	(0.12)	0.02	0.32
Total from investment operations	$0.13	$0.27	$0.01	$0.15	$0.47

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.14)	$(0.14)	$(0.16)
Net asset value, end of period (x)	$3.45	$3.45	$3.31	$3.44	$3.43
Total return (%) (r)(s)(t)(x)	3.93	8.42	0.23	4.39	15.29	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.69	1.69	1.70	1.72	(c)
Expenses after expense reductions (f)	1.67	1.68	1.68	1.70	1.71	(c)
Net investment income (loss)	3.61	3.72	3.91	3.77	4.41	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$21,918	$27,415	$31,793	$57,509	$66,241
See Notes to Financial Statements

32

Financial Highlights – continued

Class I	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.43	$3.29	$3.43	$3.42	$3.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	$0.16	$0.16	$0.18	(c)
Net realized and unrealized gain (loss)	0.01	0.15	(0.13)	0.02	0.33
Total from investment operations	$0.16	$0.31	$0.03	$0.18	$0.51

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.17)	$(0.17)	$(0.19)
Net asset value, end of period (x)	$3.43	$3.43	$3.29	$3.43	$3.42
Total return (%) (r)(s)(t)(x)	4.97	9.52	0.92	5.43	16.83	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.69	0.69	0.70	0.73	(c)
Expenses after expense reductions (f)	0.66	0.68	0.68	0.69	0.72	(c)
Net investment income (loss)	4.55	4.67	4.90	4.77	5.31	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$216,905	$147,591	$89,637	$111,450	$122,732

Class R1	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.44	$3.43	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.13	$0.15	(c)
Net realized and unrealized gain (loss)	0.01	0.14	(0.13)	0.02	0.33
Total from investment operations	$0.13	$0.27	$0.00 (w)	$0.15	$0.48

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.14)	$(0.14)	$(0.16)
Net asset value, end of period (x)	$3.44	$3.44	$3.30	$3.44	$3.43
Total return (%) (r)(s)(t)(x)	3.92	8.43	(0.07)	4.39	15.65	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.69	1.69	1.70	1.72	(c)
Expenses after expense reductions (f)	1.67	1.68	1.68	1.70	1.71	(c)
Net investment income (loss)	3.60	3.71	3.92	3.76	4.43	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$957	$963	$867	$1,029	$1,134

See Notes to Financial Statements

33

Financial Highlights – continued

Class R2	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.43	$3.42	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.14	$0.15	$0.15	$0.16	(c)
Net realized and unrealized gain (loss)	(0.01)	0.15	(0.13)	0.02	0.32
Total from investment operations	$0.13	$0.29	$0.02	$0.17	$0.48

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.15)	$(0.16)	$(0.17)
Net asset value, end of period (x)	$3.43	$3.44	$3.30	$3.43	$3.42
Total return (%) (r)(s)(t)(x)	4.14	8.96	0.72	4.91	15.89	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.19	1.19	1.21	1.22	(c)
Expenses after expense reductions (f)	1.17	1.18	1.18	1.20	1.21	(c)
Net investment income (loss)	4.10	4.21	4.42	4.27	4.88	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$13,943	$15,270	$14,618	$15,702	$15,156

Class R3	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.43	$3.42	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.15	$0.16	$0.17	(c)
Net realized and unrealized gain (loss)	0.00 (w)	0.15	(0.12)	0.01	0.32
Total from investment operations	$0.14	$0.30	$0.03	$0.17	$0.49

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.16)	$(0.16)	$(0.18)
Net asset value, end of period (x)	$3.43	$3.44	$3.30	$3.43	$3.42
Total return (%) (r)(s)(t)(x)	4.40	9.23	0.98	5.17	16.17	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.94	0.94	0.96	0.97	(c)
Expenses after expense reductions (f)	0.92	0.93	0.93	0.95	0.96	(c)
Net investment income (loss)	4.31	4.47	4.66	4.54	5.19	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$2,929	$2,255	$2,193	$3,111	$6,369

See Notes to Financial Statements

34

Financial Highlights – continued

Class R4	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.43	$3.42	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	$0.16	$0.16	$0.18	(c)
Net realized and unrealized gain (loss)	0.01	0.15	(0.12)	0.02	0.32
Total from investment operations	$0.16	$0.31	$0.04	$0.18	$0.50

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.17)	$(0.17)	$(0.19)
Net asset value, end of period (x)	$3.44	$3.44	$3.30	$3.43	$3.42
Total return (%) (r)(s)(t)(x)	4.97	9.51	1.23	5.43	16.46	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.69	0.69	0.71	0.72	(c)
Expenses after expense reductions (f)	0.67	0.68	0.68	0.70	0.72	(c)
Net investment income (loss)	4.63	4.68	4.91	4.78	5.40	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$555	$796	$447	$312	$398

Class R6	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.43	$3.42	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.17	$0.17	$0.18	(c)
Net realized and unrealized gain (loss)	0.00 (w)	0.15	(0.13)	0.02	0.32
Total from investment operations	$0.16	$0.31	$0.04	$0.19	$0.50

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.17)	$(0.18)	$(0.19)
Net asset value, end of period (x)	$3.44	$3.44	$3.30	$3.43	$3.42
Total return (%) (r)(s)(t)(x)	5.08	9.63	1.33	5.54	16.58	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.58	0.58	0.60	0.62	(c)
Expenses after expense reductions (f)	0.56	0.57	0.57	0.59	0.61	(c)
Net investment income (loss)	4.69	4.82	5.02	4.87	5.55	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$1,123,867	$942,482	$829,451	$886,418	$791,825

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529A	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.43	$3.42	$3.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.15	$0.15	$0.17	(c)
Net realized and unrealized gain (loss)	0.00 (w)	0.15	(0.12)	0.02	0.33
Total from investment operations	$0.14	$0.30	$0.03	$0.17	$0.50

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.16)	$(0.16)	$(0.18)
Net asset value, end of period (x)	$3.43	$3.44	$3.30	$3.43	$3.42
Total return (%) (r)(s)(t)(x)	4.37	9.19	0.93	5.13	16.51	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.99	0.99	1.05	1.07	(c)
Expenses after expense reductions (f)	0.95	0.97	0.97	0.99	1.00	(c)
Net investment income (loss)	4.31	4.42	4.62	4.47	5.13	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$4,489	$3,922	$3,796	$3,816	$3,549

Class 529B	Year ended

	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.44	$3.30	$3.43	$3.42	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.12	$0.13	$0.13	$0.15	(c)
Net realized and unrealized gain (loss)	0.01	0.15	(0.13)	0.02	0.32
Total from investment operations	$0.13	$0.27	$0.00 (w)	$0.15	$0.47

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.13)	$(0.14)	$(0.16)
Net asset value, end of period (x)	$3.44	$3.44	$3.30	$3.43	$3.42
Total return (%) (r)(s)(t)(x)	3.87	8.38	0.17	4.34	15.26	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.74	1.74	1.80	1.82	(c)
Expenses after expense reductions (f)	1.72	1.73	1.73	1.75	1.76	(c)
Net investment income (loss)	3.59	3.67	3.86	3.72	4.38	(c)
Portfolio turnover	50	58	44	54	43
Net assets at end of period (000 omitted)	$103	$210	$259	$301	$355

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529C	Year ended

	1/31/21		1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$3.45		$3.30	$3.44	$3.43	$3.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12		$0.12	$0.13	$0.13	$0.15	(c)
Net realized and unrealized gain (loss)	0.00	(w)	0.16	(0.14)	0.02	0.33
Total from investment operations	$0.12		$0.28	$(0.01)	$0.15	$0.48

Less distributions declared to shareholders
From net investment income	$(0.13)		$(0.13)	$(0.13)	$(0.14)	$(0.16)
Net asset value, end of period (x)	$3.44		$3.45	$3.30	$3.44	$3.43
Total return (%) (r)(s)(t)(x)	3.57		8.69	(0.12)	4.34	15.60	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73		1.74	1.74	1.80	1.82	(c)
Expenses after expense reductions (f)	1.72		1.73	1.73	1.74	1.76	(c)
Net investment income (loss)	3.58		3.66	3.86	3.72	4.37	(c)
Portfolio turnover	50		58	44	54	43
Net assets at end of period (000 omitted)	$529		$1,068	$1,003	$1,221	$1,360

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of

38

Notes to Financial Statements – continued

financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the

39

Notes to Financial Statements – continued

security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$56,391,348	$—	$918,190	$57,309,538
Mexico	—	736,541	—	736,541
Municipal Bonds	—	2,173,000	—	2,173,000
U.S. Corporate Bonds	—	1,598,067,680	—	1,598,067,680
Asset-Backed Securities (including CDOs)	—	329	—	329
Foreign Bonds	—	262,179,392	—	262,179,392
Floating Rate Loans	—	9,649,695	—	9,649,695
Mutual Funds	70,252,493	—	—	70,252,493
Total	$126,643,841	$1,872,806,637	$918,190	$2,000,368,668

For further information regarding security characteristics, see the Portfolio of Investments.

40

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/20	$1,720,550
Change in unrealized appreciation or depreciation	(802,360)
Balance as of 1/31/21	$918,190

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2021 is $(802,360). At January 31, 2021, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At January 31, 2021, the fund did not have any outstanding derivative instruments.

41

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,316,404)	$—
Foreign Exchange	—	(25,972)
Total	$(1,316,404)	$(25,972)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$394,073	$—
Foreign Exchange	—	3,127
Total	$394,073	$3,127

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party

42

Notes to Financial Statements – continued

to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the

43

Notes to Financial Statements – continued

terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

44

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/21	Year ended 1/31/20
Ordinary income (including any short-term capital gains)	$83,828,177	$76,696,590

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/21

Cost of investments	$1,945,690,046
Gross appreciation	69,018,994

Gross depreciation	(14,340,372)
Net unrealized appreciation (depreciation)	$54,678,622

Undistributed ordinary income	8,948,776
Capital loss carryforwards	(108,236,613)
Other temporary differences	(7,249,212)

45

Notes to Financial Statements – continued

As of January 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(13,059,381)
Long-Term	(95,177,232)
Total	$(108,236,613)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. In addition, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 1/31/21	Year ended 1/31/20
Class A	$25,440,770	$24,136,773
Class B	314,825	484,312
Class C	963,522	1,179,719
Class I	8,334,098	5,230,527
Class R1	37,549	35,896
Class R2	597,974	669,055
Class R3	115,938	107,984
Class R4	31,101	27,236
Class R6	47,780,591	44,591,346
Class 529A	173,614	182,974
Class 529B	4,596	9,866
Class 529C	33,599	40,902
Total	$83,828,177	$76,696,590

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.4 billion	0.46%
In excess of $1.4 billion and up to $3 billion	0.44%
In excess of $3 billion	0.42%

46

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2021, this management fee reduction amounted to $193,634, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $45,742 and $357 for the year ended January 31, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,385,506
Class B	0.75%	0.25%	1.00%	1.00%	81,244
Class C	0.75%	0.25%	1.00%	1.00%	249,555
Class R1	0.75%	0.25%	1.00%	1.00%	9,747
Class R2	0.25%	0.25%	0.50%	0.50%	68,691
Class R3	—	0.25%	0.25%	0.25%	6,351
Class 529A	—	0.25%	0.25%	0.23%	9,545
Class 529B	0.75%	0.25%	1.00%	1.00%	1,202
Class 529C	0.75%	0.25%	1.00%	1.00%	8,728
Total Distribution and Service Fees					$1,820,569

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2021 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2021, this rebate amounted to $18,687, $79, $20, $2, $733, $2, and $27, for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B

47

Notes to Financial Statements – continued

shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2021, were as follows:

Amount
Class A	$13,448
Class B	10,278
Class C	4,467
Class 529B	207
Class 529C	52

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2021, were as follows:

Fee
Class 529A	$1,909
Class 529B	60
Class 529C	436
Total Program Manager Fees	$2,405

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2021, the fee was $217,758, which equated to 0.0124% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $924,951.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended January 31, 2021, these costs for the fund amounted to $738,708 and are included in “Shareholder servicing costs” in the Statement of Operations.

48

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,054 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,905 at January 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended January 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,119,173,376 and $835,943,260, respectively.

49

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/21		Year ended 1/31/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	44,305,985	$147,128,591	33,232,021	$112,887,472
Class B	81,689	276,587	164,688	554,735
Class C	2,092,906	6,842,670	1,058,131	3,599,340
Class I	47,861,501	156,515,241	28,727,515	97,783,765
Class R1	41,573	135,138	32,395	110,210
Class R2	1,014,169	3,366,378	1,102,989	3,734,884
Class R3	354,130	1,183,039	231,027	780,233
Class R4	16,255	54,188	97,890	335,048
Class R6	68,754,292	228,245,149	21,840,188	74,285,597
Class 529A	375,299	1,248,814	170,137	578,265
Class 529B	68	225	8,796	29,670
Class 529C	25,252	84,707	43,970	149,295
	164,923,119	$545,080,727	86,709,747	$294,828,514

Shares issued to shareholders in reinvestment of distributions
Class A	7,360,405	$24,403,540	6,741,358	$22,892,466
Class B	89,727	296,838	134,196	455,881
Class C	269,502	894,369	315,864	1,074,644
Class I	2,081,298	6,906,666	1,344,059	4,556,912
Class R1	11,331	37,549	10,552	35,835
Class R2	180,090	595,856	196,800	667,772
Class R3	34,902	115,887	31,859	107,977
Class R4	9,404	31,101	8,004	27,236
Class R6	14,249,484	47,246,575	13,001,311	44,127,685
Class 529A	51,961	172,239	53,689	182,100
Class 529B	1,355	4,482	2,888	9,793
Class 529C	9,911	32,706	12,002	40,788
	24,349,370	$80,737,808	21,852,582	$74,179,089

50

Notes to Financial Statements – continued

	Year ended 1/31/21		Year ended 1/31/20

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(33,967,962)	$(111,567,123)	(27,780,299)	$(94,087,729)
Class B	(1,252,703)	(4,119,564)	(1,251,546)	(4,252,980)
Class C	(3,946,351)	(13,123,053)	(3,036,207)	(10,328,497)
Class I	(29,646,666)	(96,958,410)	(14,311,352)	(48,377,596)
Class R1	(54,277)	(178,859)	(25,774)	(87,211)
Class R2	(1,574,310)	(5,198,451)	(1,292,195)	(4,378,813)
Class R3	(191,813)	(648,542)	(271,999)	(921,589)
Class R4	(95,291)	(306,597)	(10,004)	(33,829)
Class R6	(29,787,231)	(95,118,507)	(12,309,974)	(41,715,652)
Class 529A	(260,331)	(837,927)	(234,386)	(798,576)
Class 529B	(32,485)	(97,454)	(29,313)	(99,825)
Class 529C	(191,377)	(640,363)	(49,584)	(168,853)
	(101,000,797)	$(328,794,850)	(60,602,633)	$(205,251,150)

Net change
Class A	17,698,428	$59,965,008	12,193,080	$41,692,209
Class B	(1,081,287)	(3,546,139)	(952,662)	(3,242,364)
Class C	(1,583,943)	(5,386,014)	(1,662,212)	(5,654,513)
Class I	20,296,133	66,463,497	15,760,222	53,963,081
Class R1	(1,373)	(6,172)	17,173	58,834
Class R2	(380,051)	(1,236,217)	7,594	23,843
Class R3	197,219	650,384	(9,113)	(33,379)
Class R4	(69,632)	(221,308)	95,890	328,455
Class R6	53,216,545	180,373,217	22,531,525	76,697,630
Class 529A	166,929	583,126	(10,560)	(38,211)
Class 529B	(31,062)	(92,747)	(17,629)	(60,362)
Class 529C	(156,214)	(522,950)	6,388	21,230
	88,271,692	$297,023,685	47,959,696	$163,756,453

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 16%, 15%, 10%, 2%, 1%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund and the MFS Lifetime 2045 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

51

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2021, the fund’s commitment fee and interest expense were $8,094 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$60,805,203	$524,551,914	$515,102,064	$4,560	$(7,120)	$70,252,493

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$243,661	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (the “Fund”), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by

53

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

54

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud

58

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

59

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

60

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

61

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2021

MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets experienced dramatic swings over the past twelve months as the coronavirus pandemic brought the global economy to a standstill for several months early in 2020.

The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the

White House and holding the reins in both houses of Congress. As coronavirus restrictions are lifted, pent-up consumer demand could fuel a surge in economic activity. As a result, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

March 18, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.6%
Medical & Health Technology & Services	6.4%
Gaming & Lodging	6.2%
Wireless Communications	5.0%
Building	4.6%

Composition including fixed income credit quality (a)(i)
BBB	0.9%
BB	47.9%
B	33.0%
CCC	16.3%
C	0.2%
D (o)	0.0%
Not Rated	0.3%
Non-Fixed Income	1.5%
Cash & Cash Equivalents	(0.1)%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	3.1
Average Effective Maturity (m)	3.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not hold all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of January 31, 2021.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2021, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of 5.02%, at net asset value. This compares with a return of 7.38% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is likely to be deployed. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed at scale. There remain worries over whether enough people will get vaccinated to bring about herd immunity.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, dividend payments and buybacks resumed in many cases. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

4

Management Review – continued

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s security selection was a primary factor that detracted from performance over the reporting period. From a quality perspective, bond selection in both the “BB” and “CCC” rated (r) credit quality segments hurt relative returns. From a sector perspective, bond selection within the energy, consumer non-cyclicals, finance companies and technology weakened relative results.

The fund’s asset allocation decisions also had a negative impact on relative performance. Here, from a quality perspective, the fund’s overweight position in “D” rated bonds, non-rated issuers and cash hindered relative returns. From a sector perspective, both the fund’s underweight allocation to energy and its overweight position in capital goods held back relative results.

The fund’s shorter average duration (d) stance also dampened relative returns as interest rates generally declined over the reporting period.

Top individual detractors during the reporting period included the fund’s overweight positions in oil refiner PBF Holding Company (energy), liquefied natural gas firm Cheniere Energy Partners (energy) and independent energy company Callon Petroleum (h) (energy).

Contributors to Performance

During the reporting period, the fund’s yield curve (y) positioning, notably its shorter relative exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve benefited relative performance.

Top individual contributors for the reporting period included the fund’s overweight exposures to offshore drilling company Diamond Offshore Drilling (energy), real estate firm Realogy Group (consumer cyclicals) and wireless telecommunications firm Sprint Capital (communications).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.

5

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 1/31/21

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/21

Average annual without sales charge

Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	5.02%	8.12%	5.49%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	7.38%	9.00%	5.73%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

7

Performance Summary – continued

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2020 through January 31, 2021

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2020 through January 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Expenses Paid During Period (p) 8/01/20-1/31/21
Actual	0.02%	$1,000.00	$1,047.25	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.04	$0.10

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

PORTFOLIO OF INVESTMENTS

1/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 96.9%
Aerospace - 2.7%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$5,685,000	$5,322,581
Bombardier, Inc., 7.875%, 4/15/2027 (n)	2,915,000	2,731,180
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	3,750,000	3,759,375
Moog, Inc., 4.25%, 12/15/2027 (n)	4,675,000	4,850,312
TransDigm, Inc., 6.5%, 7/15/2024	2,085,000	2,121,905
TransDigm, Inc., 6.25%, 3/15/2026 (n)	4,772,000	5,032,742
TransDigm, Inc., 6.375%, 6/15/2026	2,775,000	2,865,188
TransDigm, Inc., 5.5%, 11/15/2027	3,305,000	3,409,967
TransDigm, Inc., 4.625%, 1/15/2029 (n)	2,496,000	2,477,280

		$32,570,530
Automotive - 2.1%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)	$3,625,000	$3,669,225
Adient U.S. LLC, 7%, 5/15/2026 (n)	300,000	326,480
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	1,580,000	1,741,587
Dana, Inc., 5.5%, 12/15/2024	450,000	458,719
Dana, Inc., 5.375%, 11/15/2027	2,501,000	2,626,050
Dana, Inc., 5.625%, 6/15/2028	916,000	976,680
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	4,645,000	4,877,714
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	2,445,000	2,509,181
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	4,550,000	4,818,450
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)	1,745,000	1,917,144
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)	1,950,000	2,000,505

		$25,921,735
Broadcasting - 3.0%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)	$1,980,000	$2,064,150
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	1,720,000	1,741,500
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	2,045,000	2,178,569
iHeartCommunications, Inc., 8.375%, 5/01/2027	2,745,000	2,927,872
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	695,000	725,406
Netflix, Inc., 5.875%, 2/15/2025	5,690,000	6,652,549
Netflix, Inc., 3.625%, 6/15/2025 (n)	2,445,000	2,655,881
Netflix, Inc., 5.875%, 11/15/2028	3,620,000	4,543,100
Netflix, Inc., 5.375%, 11/15/2029 (n)	1,045,000	1,303,638
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	4,885,000	5,185,232
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	6,329,000	6,455,580

		$36,433,477

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 0.5%
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	$6,240,000	$6,513,000

Building - 4.6%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$4,445,000	$4,606,131
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	4,675,000	4,821,094
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	1,620,000	1,648,350
Core & Main LP, 6.125%, 8/15/2025 (n)	1,910,000	1,952,975
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	3,040,000	3,176,800
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)	885,000	924,825
CP Atlas Buyer, Inc., 7%, 12/01/2028 (n)	2,265,000	2,320,221
Interface, Inc., 5.5%, 12/01/2028 (n)	2,890,000	3,056,175
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	2,915,000	3,097,187
LBM Acquisition LLC, 6.25%, 1/15/2029 (n)	2,140,000	2,166,108
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	4,174,000	4,299,220
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	2,113,000	2,350,712
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)	1,950,000	1,937,813
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	3,920,000	4,282,600
Specialty Building Products Holdings LLC, 6.375%, 9/30/2026 (n)	2,750,000	2,894,375
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	2,905,000	3,052,574
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	3,798,000	4,030,627
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	1,869,000	1,845,638
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	2,350,000	2,433,190
White Cap Parent LLC, 8.25%, (8.25% cash or 9% PIK) 3/15/2026 (n)(p)	1,395,000	1,410,694

		$56,307,309
Business Services - 2.0%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$4,275,000	$4,381,875
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	1,955,000	2,025,869
CDK Global, Inc., 4.875%, 6/01/2027	4,900,000	5,151,100
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	1,460,000	1,536,650
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)	1,796,000	1,908,250
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	3,415,000	3,577,930
Switch, Ltd., 3.75%, 9/15/2028 (n)	3,109,000	3,174,755
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	3,070,000	3,311,609

		$25,068,038
Cable TV - 8.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	$9,655,000	$9,962,029
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	8,220,000	8,542,635

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	$9,635,000	$10,248,942
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	2,945,000	3,101,438
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	4,720,000	4,895,631
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	13,360,000	14,090,792
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	2,945,000	3,173,238
DISH DBS Corp., 5.875%, 11/15/2024	3,785,000	3,922,282
DISH DBS Corp., 7.75%, 7/01/2026	3,815,000	4,167,888
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	2,690,000	1,869,550
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	1,635,000	1,185,375
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	3,605,000	3,885,397
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	5,785,000	5,981,459
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	2,815,000	3,069,251
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	6,200,000	6,559,600
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	3,550,000	3,759,734
Videotron Ltd., 5.375%, 6/15/2024 (n)	780,000	856,050
Videotron Ltd., 5.125%, 4/15/2027 (n)	7,605,000	8,046,850
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	5,850,000	6,101,023

		$103,419,164
Chemicals - 1.5%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$1,919,000	$2,013,030
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	3,928,000	3,996,740
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	2,989,000	3,009,400
INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026 (n)	958,000	961,593
Ingevity Corp., 3.875%, 11/01/2028 (n)	3,682,000	3,691,610
SPCM S.A., 4.875%, 9/15/2025 (n)	2,340,000	2,410,200
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	2,405,000	2,553,388

		$18,635,961
Computer Software - 1.1%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$5,670,000	$5,896,800
CrowdStrike Holdings, Inc., 3%, 2/15/2029	1,363,000	1,379,186
PTC, Inc., 3.625%, 2/15/2025 (n)	3,560,000	3,649,000
PTC, Inc., 4%, 2/15/2028 (n)	2,390,000	2,485,600

		$13,410,586
Computer Software - Systems - 1.7%
BY Crown Parent LLC, 4.25%, 1/31/2026 (n)	$1,200,000	$1,230,000
Endurance International Group Holdings, Inc., 6%, 2/15/2029 (n)	1,950,000	1,920,750
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	5,801,000	6,555,130
Fair Isaac Corp., 4%, 6/15/2028 (n)	2,041,000	2,104,679

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - continued
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	$3,100,000	$3,135,526
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	5,590,000	5,926,574

		$20,872,659
Conglomerates - 4.2%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$5,065,000	$5,343,575
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	6,365,000	6,582,237
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	1,178,000	1,231,010
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	4,140,000	4,435,844
EnerSys, 5%, 4/30/2023 (n)	5,230,000	5,498,037
EnerSys, 4.375%, 12/15/2027 (n)	1,495,000	1,590,755
Gates Global LLC, 6.25%, 1/15/2026 (n)	4,000,000	4,200,000
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	2,575,000	2,890,438
Griffon Corp., 5.75%, 3/01/2028	4,327,000	4,575,803
MTS Systems Corp., 5.75%, 8/15/2027 (n)	2,480,000	2,693,776
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	3,670,000	3,998,832
TriMas Corp., 4.875%, 10/15/2025 (n)	8,385,000	8,542,219

		$51,582,526
Construction - 2.2%
Empire Communities Corp., 7%, 12/15/2025 (n)	$2,690,000	$2,839,833
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	1,510,000	1,589,275
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	3,145,000	3,262,937
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	3,690,000	3,782,250
Taylor Morrison Communities, Inc., 5.875%, 6/15/2027 (n)	1,210,000	1,366,961
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	1,200,000	1,320,000
Toll Brothers Finance Corp., 4.875%, 11/15/2025	2,665,000	3,004,788
Toll Brothers Finance Corp., 4.35%, 2/15/2028	4,680,000	5,194,800
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	4,451,000	4,629,040

		$26,989,884
Consumer Products - 1.3%
Coty, Inc., 6.5%, 4/15/2026 (n)	$3,740,000	$3,534,300
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)	2,945,000	3,011,262
Mattel, Inc., 6.75%, 12/31/2025 (n)	3,310,000	3,476,493
Mattel, Inc., 5.875%, 12/15/2027 (n)	1,635,000	1,802,964
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	3,330,000	3,541,205

		$15,366,224
Consumer Services - 2.5%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$1,215,000	$1,301,508
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	3,175,000	3,460,750

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
ANGI Group LLC, 3.875%, 8/15/2028 (n)	$2,996,000	$2,984,765
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	1,675,000	1,716,875
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	2,940,000	3,138,450
GardaWorld Security Corp., 4.625%, 2/15/2027 (n)	1,220,000	1,238,300
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	2,587,000	2,839,233
Match Group, Inc., 5%, 12/15/2027 (n)	3,370,000	3,555,350
Match Group, Inc., 4.625%, 6/01/2028 (n)	4,475,000	4,706,939
Realogy Group LLC, 9.375%, 4/01/2027 (n)	3,980,000	4,421,979
Realogy Group LLC, 5.75%, 1/15/2029 (n)	1,125,000	1,148,906

		$30,513,055
Containers - 3.8%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$3,580,000	$3,741,100
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	4,900,000	5,092,325
Berry Global, Inc., 4.875%, 7/15/2026 (n)	2,015,000	2,152,685
Berry Global, Inc., 5.625%, 7/15/2027 (n)	1,915,000	2,037,081
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.5%, 1/15/2023	2,872,000	3,012,010
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	5,610,000	6,073,947
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	2,355,000	2,441,782
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	2,330,000	2,367,863
Flex Acquisition Co., Inc., 7.875%, 7/15/2026 (n)	975,000	1,018,875
Greif, Inc., 6.5%, 3/01/2027 (n)	2,325,000	2,479,031
Reynolds Group, 4%, 10/15/2027 (n)	4,350,000	4,375,882
Silgan Holdings, Inc., 4.75%, 3/15/2025	4,640,000	4,715,400
Silgan Holdings, Inc., 4.125%, 2/01/2028	2,479,000	2,571,963
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	3,900,000	4,231,500

		$46,311,444
Electrical Equipment - 0.5%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$1,919,000	$1,957,380
CommScope Technologies LLC, 5%, 3/15/2027 (n)	4,030,000	3,994,737

		$5,952,117
Electronics - 1.6%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$865,000	$882,300
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	2,076,000	2,296,575
Entegris, Inc., 4.625%, 2/10/2026 (n)	4,760,000	4,929,575
Entegris, Inc., 4.375%, 4/15/2028 (n)	1,560,000	1,645,800
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	2,330,000	2,580,475

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - continued
Sensata Technologies B.V., 5%, 10/01/2025 (n)	$5,520,000	$6,085,800
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,275,000	1,372,219

		$19,792,744
Energy - Independent - 3.2%
Apache Corp., 4.875%, 11/15/2027	$1,199,000	$1,231,973
Apache Corp., 4.375%, 10/15/2028	4,895,000	4,895,000
CNX Resources Corp., 6%, 1/15/2029 (n)	2,585,000	2,671,468
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	2,345,000	2,339,137
EQT Corp., 5%, 1/15/2029	1,410,000	1,533,375
Laredo Petroleum, Inc., 10.125%, 1/15/2028	2,170,000	1,887,900
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	3,084,000	3,469,747
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	2,775,000	2,883,225
Murphy Oil Corp., 6.875%, 8/15/2024	2,000,000	1,955,000
Newfield Exploration Co., 5.375%, 1/01/2026	1,395,000	1,523,270
Occidental Petroleum Corp., 5.875%, 9/01/2025	2,870,000	3,026,415
Occidental Petroleum Corp., 5.5%, 12/01/2025	2,000,000	2,090,000
Ovintiv, Inc., 6.5%, 8/15/2034	1,125,000	1,378,662
Range Resources Corp., 9.25%, 2/01/2026	1,125,000	1,226,014
Range Resources Corp., 8.25%, 1/15/2029 (n)	1,265,000	1,328,250
Southwestern Energy Co., 6.45%, 1/23/2025	1,672,400	1,752,884
Southwestern Energy Co., 7.5%, 4/01/2026	2,633,900	2,751,899
Southwestern Energy Co., 7.75%, 10/01/2027	745,000	789,700

		$38,733,919
Entertainment - 1.9%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$1,440,000	$1,522,800
Cedar Fair LP/Canada’sWonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.5%, 5/01/2025 (n)	1,165,000	1,211,600
Cedar Fair LP/Canada’sWonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	2,075,000	2,080,187
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	4,115,000	4,223,019
Merlin Entertainments, 5.75%, 6/15/2026 (n)	2,310,000	2,396,625
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	1,460,000	1,292,100
NCL Corp. Ltd., 10.25%, 2/01/2026 (n)	1,802,000	2,081,310
NCL Corp. Ltd. , 5.875%, 3/15/2026 (n)	1,990,000	1,970,100
Royal Caribbean Cruises Ltd., 10.875%, 6/01/2023 (n)	1,785,000	2,012,587
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	3,620,000	3,592,850
Six Flags Entertainment Corp., 7%, 7/01/2025 (n)	1,305,000	1,406,138

		$23,789,316
Financial Institutions - 3.1%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$2,420,000	$1,778,700
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	2,495,000	2,688,504

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	$2,244,000	$2,356,077
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	4,230,000	4,346,325
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	2,325,000	2,463,803
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	8,697,683	7,540,951
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	2,605,000	2,754,788
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030 (n)	910,000	944,125
OneMain Finance Corp., 6.875%, 3/15/2025	3,040,000	3,488,400
OneMain Finance Corp., 7.125%, 3/15/2026	1,610,000	1,883,700
OneMain Finance Corp., 4%, 9/15/2030	1,140,000	1,149,975
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	3,060,000	3,357,462
Springleaf Finance Corp., 8.875%, 6/01/2025	1,713,000	1,911,879
Springleaf Finance Corp., 5.375%, 11/15/2029	965,000	1,061,500

		$37,726,189
Food & Beverages - 3.4%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$5,020,000	$5,341,280
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	7,540,000	8,322,275
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	1,390,000	1,577,650
Kraft Heinz Foods Co., 4.375%, 6/01/2046	5,645,000	5,996,269
LambWeston Holdings, Inc., 4.625%, 11/01/2024 (n)	5,810,000	6,052,858
LambWeston Holdings, Inc., 4.875%, 5/15/2028 (n)	587,000	649,926
Performance Food Group Co., 5.5%, 10/15/2027 (n)	4,025,000	4,250,279
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	2,855,000	3,029,869
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	2,855,000	2,973,426
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	3,210,000	3,222,038

		$41,415,870
Gaming & Lodging - 6.1%
Boyd Gaming Corp., 6.375%, 4/01/2026	$1,580,000	$1,634,858
Boyd Gaming Corp., 4.75%, 12/01/2027	2,595,000	2,669,606
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025 (n)	3,460,000	3,453,184
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	2,955,000	3,132,300
Churchill Downs, Inc., 5.5%, 4/01/2027 (n)	1,760,000	1,837,854
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)	2,256,000	2,367,769
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)	3,171,000	3,480,173
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	4,305,000	4,462,993
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	3,862,000	3,922,421
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	2,652,000	2,626,382
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	1,870,000	1,964,098
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	3,550,000	3,763,000
MGM Growth Properties LLC, 5.75%, 2/01/2027	1,460,000	1,641,682

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	$2,552,000	$2,595,065
MGM Resorts International, 6.75%, 5/01/2025	3,585,000	3,838,191
MGM Resorts International, 5.5%, 4/15/2027	2,230,000	2,415,023
Scientific Games Corp., 8.25%, 3/15/2026 (n)	2,260,000	2,389,690
Scientific Games International, Inc., 7%, 5/15/2028 (n)	1,615,000	1,711,900
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	3,940,000	4,075,339
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	3,615,000	3,669,225
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	733,000	743,079
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	5,675,000	5,809,781
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	3,525,000	3,639,562
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	2,100,000	2,167,620
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	3,554,000	3,655,111
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	1,660,000	1,713,950

		$75,379,856
Industrial - 0.6%
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	$3,788,000	$3,771,371
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	3,521,000	3,626,630

		$7,398,001
Insurance - Property & Casualty - 1.3%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)	$2,910,000	$2,993,663
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	4,505,000	4,764,037
AssuredPartners, Inc., 7%, 8/15/2025 (n)	1,200,000	1,236,000
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	1,080,000	1,096,200
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	1,150,000	1,239,125
Hub International Ltd., 7%, 5/01/2026 (n)	3,885,000	4,031,115

		$15,360,140
Machinery & Tools - 0.3%
Clark Equipment Co., 5.875%, 6/01/2025 (n)	$3,019,000	$3,192,592

Major Banks - 1.0%
Barclays PLC, 7.875%, 12/31/2164	$3,900,000	$4,094,563
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)	4,070,000	4,581,192
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/31/2049	3,415,000	3,841,875

		$12,517,630
Medical & Health Technology & Services - 6.2%
Acadia Healthcare Co., Inc., 5%, 4/15/2029 (n)	$2,930,000	$3,083,825
AdaptHealth LLC, 4.625%, 8/01/2029 (n)	1,955,000	2,001,431

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Akumin, Inc., 7%, 11/01/2025 (n)	$2,320,000	$2,436,000
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	5,245,000	5,521,411
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	2,235,000	2,447,325
CHS/Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	5,390,000	5,674,053
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	465,000	506,269
DaVita, Inc., 4.625%, 6/01/2030 (n)	2,420,000	2,543,904
DaVita, Inc., 3.75%, 2/15/2031 (n)	2,583,000	2,562,013
Encompass Health Corp., 5.75%, 9/15/2025	2,830,000	2,918,438
HCA, Inc., 5.375%, 2/01/2025	8,625,000	9,683,632
HCA, Inc., 5.875%, 2/15/2026	5,325,000	6,090,469
HCA, Inc., 5.625%, 9/01/2028	680,000	796,396
HCA, Inc., 3.5%, 9/01/2030	3,645,000	3,778,682
HealthSouth Corp., 5.125%, 3/15/2023	2,925,000	2,932,312
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	2,420,000	2,510,750
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	3,078,000	3,197,272
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	7,140,000	7,517,550
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)	1,105,000	1,125,719
LifePoint Health, Inc., 5.375%, 1/15/2029 (n)	1,005,000	1,012,538
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	4,790,000	5,223,136
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	2,711,000	2,707,611

		$76,270,736
Medical Equipment - 1.0%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$4,810,000	$4,996,387
Teleflex, Inc., 4.875%, 6/01/2026	1,670,000	1,728,450
Teleflex, Inc., 4.625%, 11/15/2027	5,245,000	5,549,551

		$12,274,388
Metals & Mining - 4.1%
Arconic Corp., 6%, 5/15/2025 (n)	$3,405,000	$3,661,754
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	4,410,000	4,779,337
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/2029 (n)	2,230,000	2,406,337
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	3,460,000	3,710,850
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	1,045,000	1,088,106
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	2,468,000	2,662,182
Freeport-McMoRan, Inc., 5%, 9/01/2027	3,540,000	3,770,100
Freeport-McMoRan, Inc., 4.375%, 8/01/2028	1,835,000	1,944,504
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	3,345,000	3,729,675
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	2,845,000	2,880,563
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	3,825,000	3,901,500
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	4,740,000	4,889,405

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Novelis Corp., 5.875%, 9/30/2026 (n)	$5,395,000	$5,651,262
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(z)	597,000	247,755
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	2,155,000	2,203,488
TMS International Corp., 7.25%, 8/15/2025 (n)	3,230,000	3,278,450

		$50,805,268
Midstream - 4.3%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$7,740,000	$7,943,175
Cheniere Energy Partners LP, 4.5%, 10/01/2029	1,339,000	1,435,435
EnLink Midstream Partners LP, 4.85%, 7/15/2026	2,315,000	2,247,958
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	2,515,000	2,510,284
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	916,000	958,200
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	889,000	960,209
EQM Midstream Partners LP, 5.5%, 7/15/2028	7,060,000	7,312,324
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	1,695,000	1,640,760
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	700,000	658,000
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	3,267,200	2,928,522
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027	285,000	270,750
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	4,390,000	4,494,394
NuStar Logistics, LP, 5.75%, 10/01/2025	3,747,000	3,943,717
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	4,160,000	4,299,194
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	1,630,000	1,799,113
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031 (n)	1,465,000	1,534,588
Western Midstream Operating LP, 5.3%, 2/01/2030	4,990,000	5,489,000
Western Midstream Operation LP, 4.65%, 7/01/2026	2,220,000	2,331,000

		$52,756,623
Municipals - 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$1,120,000	$1,148,000

Network & Telecom - 0.5%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$1,995,000	$2,123,927
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)	3,485,000	3,624,984

		$5,748,911

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - 0.1%
Diamond Offshore Drill Co., 5.7%, 10/15/2039 (a)(d)	$1,330,000	$197,838
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	1,275,000	905,250

		$1,103,088
Oils - 0.2%
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	$2,690,000	$1,785,151
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	1,960,000	1,137,241

		$2,922,392
Personal Computers & Peripherals - 0.3%
NCR Corp., 5%, 10/01/2028 (n)	$3,825,000	$3,930,187

Pharmaceuticals - 2.0%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$10,430,000	$10,687,621
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	2,865,000	2,951,810
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	870,000	890,580
Emergent BioSolutions, Inc., 3.875%, 8/15/2028 (n)	4,032,000	4,139,009
Jaguar Holding Co. II/Pharmaceutical Development LLC, 5%, 6/15/2028 (n)	3,747,000	3,981,187
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	2,115,000	2,274,831

		$24,925,038
Pollution Control - 0.8%
GFL Environmental, Inc., 3.75%, 8/01/2025 (n)	$1,190,000	$1,213,800
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	1,134,000	1,256,982
GFL Environmental, Inc., 4%, 8/01/2028 (n)	2,020,000	2,000,709
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)	2,275,000	2,246,563
Stericycle, Inc., 3.875%, 1/15/2029 (n)	3,180,000	3,270,630

		$9,988,684
Precious Metals & Minerals - 0.3%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$2,965,000	$3,038,236

Printing & Publishing - 0.5%
Cimpress N.V., 7%, 6/15/2026 (n)	$4,265,000	$4,483,581
Meredith Corp., 6.875%, 2/01/2026	1,880,000	1,900,962

		$6,384,543
Railroad & Shipping - 0.3%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$3,517,000	$3,771,982

Real Estate - Healthcare - 0.5%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$2,345,000	$2,424,144

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

Real Estate - Healthcare - continued
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$3,545,000	$3,740,684

		$6,164,828
Real Estate - Other - 0.5%
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)	$3,290,000	$3,446,275
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	3,134,000	3,196,680

		$6,642,955
Restaurants - 0.3%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$4,085,000	$4,094,395

Retailers - 0.7%
L Brands, Inc., 5.25%, 2/01/2028	$6,045,000	$6,385,333
L Brands, Inc., 6.625%, 10/01/2030 (n)	1,475,000	1,659,368

		$8,044,701
Specialty Chemicals - 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$3,801,000	$3,991,050

Specialty Stores - 1.0%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$4,219,000	$4,319,201
Penske Automotive Group Co., 5.5%, 5/15/2026	2,555,000	2,649,663
PetSmart, Inc., 7.125%, 3/15/2023 (n)	3,325,000	3,339,962
PetSmart, Inc., 8.875%, 6/01/2025 (n)	835,000	871,807
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/2028 (n)	660,000	660,000
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)	375,000	375,000

		$12,215,633
Supermarkets - 0.5%
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	$490,000	$506,537
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	4,850,000	5,082,606
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	165,000	177,994

		$5,767,137
Telecommunications - Wireless - 5.0%
Altice France S.A., 7.375%, 5/01/2026 (n)	$6,515,000	$6,827,785
Altice France S.A., 8.125%, 2/01/2027 (n)	3,850,000	4,254,250
Altice France S.A., 5.5%, 1/15/2028 (n)	930,000	968,363
Altice France S.A., 6%, 2/15/2028 (n)	3,505,000	3,531,288
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	2,310,000	2,402,400
SBA Communications Corp., 4.875%, 9/01/2024	3,980,000	4,085,908
SBA Communications Corp., 3.875%, 2/15/2027	2,923,000	3,052,401
SBA Communications Corp., 3.125%, 2/01/2029 (n)	2,735,000	2,736,709

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Sprint Capital Corp., 6.875%, 11/15/2028	$6,240,000	$8,027,339
Sprint Corp., 7.125%, 6/15/2024	1,510,000	1,760,720
Sprint Corp., 7.625%, 3/01/2026	7,735,000	9,533,388
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,525,000	3,635,720
T-Mobile USA, Inc., 2.25%, 2/15/2026	1,960,000	1,979,600
T-Mobile USA, Inc., 5.375%, 4/15/2027	4,960,000	5,284,458
T-Mobile USA, Inc., 2.625%, 2/15/2029	2,729,000	2,743,191

		$60,823,520
Tobacco - 0.4%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$1,825,000	$1,953,261
Vector Group Ltd., 5.75%, 2/01/2029 (n)	3,360,000	3,469,301

		$5,422,562
Utilities - Electric Power - 2.4%
Calpine Corp., 4.5%, 2/15/2028 (n)	$2,300,000	$2,366,125
Clearway Energy Operating LLC, 5.75%, 10/15/2025	8,495,000	8,930,369
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,590,000	1,711,412
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	488,000	521,184
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	1,995,000	2,214,450
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	2,717,000	2,880,292
PG&E Corp., 5%, 7/01/2028	3,530,000	3,808,782
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	2,405,000	2,465,125
TerraForm Power Operating Co., 5%, 1/31/2028 (n)	4,525,000	5,022,750

		$29,920,489
Total Bonds (Identified Cost, $1,129,861,017)		$1,189,329,312

Common Stocks - 1.5%
Construction - 0.0%
ICA Tenedora S.A. de C.V. (a)	258,532	$547,870

Oil Services - 0.1%
LTRI Holdings LP (a)(u)	3,300	$932,316

Special Products & Services - 1.4%
iShares iBoxx $ High Yield Corporate Bond ETF	198,200	$17,237,454
Total Common Stocks (Identified Cost, $17,068,018)		$18,717,640

Floating Rate Loans (r) - 0.4%
Broadcasting - 0.0%
Nexstar Broadcasting, Inc., Term Loan B, 2.87%, 9/18/2026	$683,295	$683,828

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (r) - continued
Cable TV - 0.1%
CSC Holdings LLC, Term Loan B5, 2.627%, 4/15/2027	$784,080	$780,650

Chemicals - 0.1%
Axalta Coating Systems LLC, Term Loan B3, 2%, 6/01/2024	$651,652	$649,208
Element Solutions, Inc., Term Loan B1, 2.12%, 1/31/2026	782,100	779,493

		$1,428,701
Computer Software - Systems - 0.1%
SS&C Technologies, Inc., Term Loan B5, 1.87%, 4/16/2025	$781,799	$777,695

Medical & Health Technology & Services - 0.1%
DaVita Healthcare Partners, Inc., Term Loan B, 1.87%, 8/12/2026	$782,120	$779,898

Pharmaceuticals - 0.0%
Bausch Health Companies, Inc., Term Loan B, 2.87%, 11/27/2025	$678,857	$678,130
Total Floating Rate Loans (Identified Cost, $5,161,459)		$5,128,902

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	2,021	$0
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	2,021	0
Total Warrants (Identified Cost, $0)				$0

Investment Companies (h) - 0.5%
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.09% (v) (Identified Cost, $6,504,495)			6,504,549	$6,504,549

Other Assets, Less Liabilities - 0.7%				8,637,690
Net Assets - 100.0%				$1,228,318,093

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,504,549 and $1,213,175,854, respectively.

23

Portfolio of Investments – continued

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $884,337,605, representing 72.0% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022	6/21/18	$586,563	$247,755
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,152,090,494)	$1,213,175,854
Investments in affiliated issuers, at value (identified cost, $6,504,495)	6,504,549
Cash	2,975,892
Receivables for
Investments sold	9,082,998
Fund shares sold	30,352
Interest and dividends	17,529,668
Other assets	4,637
Total assets	$1,249,303,950

Liabilities
Payables for
Distributions	$173
Investments purchased	19,406,487
Fund shares reacquired	1,475,165
Payable to affiliates
Administrative services fee	193
Shareholder servicing costs	13
Accrued expenses and other liabilities	103,826
Total liabilities	$20,985,857
Net assets	$1,228,318,093

Net assets consist of
Paid-in capital	$1,243,467,659
Total distributable earnings (loss)	(15,149,566)
Net assets	$1,228,318,093
Shares of beneficial interest outstanding	132,799,458
Net asset value per share (net assets of $1,228,318,093 / 132,799,458 shares of beneficial interest outstanding)	$9.25

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$63,293,152
Dividends	1,639,587
Other	180,376
Dividends from affiliated issuers	129,445
Foreign taxes withheld	(3,180)
Total investment income	$65,239,380
Expenses
Shareholder servicing costs	$37
Administrative services fee	17,500
Custodian fee	73,148
Shareholder communications	5,797
Audit and tax fees	45,294
Legal fees	9,824
Registration fees	31,838
Pricing service fees	12,057
Regulatory filing fees	9,800
Miscellaneous	23,644
Total expenses	$228,939
Fees paid indirectly	(959)
Net expenses	$227,980
Net investment income (loss)	$65,011,400

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,531,755)
Affiliated issuers	(6,437)
Futures contracts	(708,829)
Forward foreign currency exchange contracts	(12,910)
Net realized gain (loss)	$(2,259,931)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$37,099,996
Affiliated issuers	(2,497)
Futures contracts	212,189
Forward foreign currency exchange contracts	1,533
Net unrealized gain (loss)	$37,311,221
Net realized and unrealized gain (loss)	$35,051,290
Change in net assets from operations	$100,062,690

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/21	1/31/20
Change in net assets

From operations
Net investment income (loss)	$65,011,400	$46,393,089
Net realized gain (loss)	(2,259,931)	(2,243,741)
Net unrealized gain (loss)	37,311,221	37,361,392
Change in net assets from operations	$100,062,690	$81,510,740
Total distributions to shareholders	$(67,143,934)	$(46,567,029)
Change in net assets from fund share transactions	$306,368,694	$65,649,954
Total change in net assets	$339,287,450	$100,593,665

Net assets
At beginning of period	889,030,643	788,436,978
At end of period	$1,228,318,093	$889,030,643

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	1/31/21		1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$9.33		$8.94	$9.31	$9.28	$8.41

Income (loss) from investment operations
Net investment income (loss) (d)	$0.50		$0.51	$0.52	$0.53	$0.56
Net realized and unrealized gain (loss)	(0.06)	(g)	0.39	(0.36)	0.05	0.90
Total from investment operations	$0.44		$0.90	$0.16	$0.58	$1.46

Less distributions declared to shareholders
From net investment income	$(0.52)		$(0.51)	$(0.53)	$(0.55)	$(0.59)
Net asset value, end of period (x)	$9.25		$9.33	$8.94	$9.31	$9.28
Total return (%) (s)(x)	5.02		10.29	1.86	6.33	17.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.02		0.02	0.02	0.02	0.02
Net investment income (loss)	5.58		5.51	5.77	5.63	6.28
Portfolio turnover	66		59	38	46	44
Net assets at end of period (000 omitted)	$1,228,318		$889,031	$788,437	$1,197,932	$1,421,797

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

29

Notes to Financial Statements – continued

Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where

30

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$17,237,454	$—	$932,316	$18,169,770
Mexico	—	547,870	—	547,870
Municipal Bonds	—	1,148,000	—	1,148,000
U.S. Corporate Bonds	—	1,020,250,745	—	1,020,250,745
Foreign Bonds	—	167,930,567	—	167,930,567
Floating Rate Loans	—	5,128,902	—	5,128,902
Mutual Funds	6,504,549	—	—	6,504,549
Total	$23,742,003	$1,195,006,084	$932,316	$1,219,680,403

For further information regarding security characteristics, see the Portfolio of Investments.

31

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/20	$1,747,020
Change in unrealized appreciation or depreciation	(814,704)
Balance as of 1/31/21	$932,316

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2021 is $(814,704). At January 31, 2021, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At January 31, 2021, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(708,829)	$—
Foreign Exchange	—	(12,910)
Total	$(708,829)	$(12,910)

32

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$212,189	$—
Foreign Exchange	—	1,533
Total	$212,189	$1,533

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

33

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing

34

Notes to Financial Statements – continued

commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

35

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/21	Year ended 1/31/20
Ordinary income (including any short-term capital gains)	$67,143,934	$46,567,029

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/21

Cost of investments	$1,163,038,853
Gross appreciation	62,032,128

Gross depreciation	(5,390,578)
Net unrealized appreciation (depreciation)	$56,641,550

Undistributed ordinary income	6,226,471
Capital loss carryforwards	(72,322,868)
Other temporary differences	(5,694,719)

As of January 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(10,777,804)
Long-Term	(61,545,064)
Total	$(72,322,868)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and

36

Notes to Financial Statements – continued

facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2021, these costs amounted to $37.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.0015% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended January 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,048,521,973 and $735,650,758, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/21		Year ended 1/31/20

	Shares	Amount	Shares	Amount
Shares sold	55,616,565	$466,064,098	8,371,521	$76,828,459
Shares issued to shareholders in reinvestment of distributions	7,504,349	67,143,934	5,060,368	46,567,029
Shares reacquired	(25,651,819)	(226,839,338)	(6,293,406)	(57,745,534)
Net change	37,469,095	$306,368,694	7,138,483	$65,649,954

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to

37

Notes to Financial Statements – continued

high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 83%, 16%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2021, the fund’s commitment fee and interest expense were $5,494 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$23,286,126	$635,934,692	$652,707,335	$(6,437)	$(2,497)	$6,504,549

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$129,445	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by

39

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report
January 31, 2021
MFS®  Municipal High
Income Fund
MMH-ANN

MFS® Municipal High
Income Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets experienced dramatic swings over the past twelve months as the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and holding the reins in both houses of Congress. As coronavirus restrictions are lifted, pent-up consumer demand could fuel a surge in economic activity. As a result, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
March 18, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten industries (i)
Healthcare Revenue - Hospitals	15.4%
Healthcare Revenue - Long Term Care	9.9%
General Obligations - General Purpose	7.3%
Universities - Secondary Schools	6.7%
Tax - Sales	5.1%
Miscellaneous Revenue - Other	4.8%
Universities - Colleges	4.2%
General Obligations - Schools	4.1%
Transportation - Special Tax	4.0%
Tax - Other	3.2%
Composition including fixed income credit quality (a)(i)
AAA	1.3%
AA	8.8%
A	18.4%
BBB	25.2%
BB	13.2%
B	4.1%
CCC	0.3%
CC	0.2%
C	1.8%
D	2.8%
Not Rated	24.0%
Cash & Cash Equivalents	1.1%
Other	(1.2)%
Portfolio facts (i)
Average Duration (d)	7.5
Average Effective Maturity (m)	19.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.
Percentages are based on net assets as of January 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended January 31, 2021, Class A shares of the MFS Municipal High Income Fund (fund) provided a total return of 3.24%, at net asset value. This compares with a return of 4.01% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.
Market Environment
Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is likely to be deployed. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed at scale. There remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, dividend payments and buybacks resumed in many cases. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Municipal markets experienced challenges as well over the last twelve months, enduring several months of severe stress early in the period and then recovering sharply to deliver mid-single-digit returns for the year. As in other risk markets, differentiation

Management Review - continued
had been the theme for much of 2020 as the pandemic widened the fundamental gap between stronger and weaker credits. Ratings agencies responded with downgrades, however, the level of defaults remained contained. Many municipalities entered the current downturn in a position of strength after years of growth that bolstered their financial condition. Additionally, the robust stimulus from policymakers and liquidity supplied by the Federal Reserve have had positive effects on the economy and flow of credit, and tax revenues have been more resilient than forecasted. Better-than-expected news on the efficacy of the COVID-19 vaccine bolstered the economic outlook and potential for fundamental improvement in the asset class in 2021. In the later weeks of the period, technicals further fueled the rally as flows strengthened and supply was below normal historical levels.
Over a period that included extreme volatility, municipal bonds ended the year with healthy mid-single-digit returns in investment grade and below-investment-grade markets. Investment-grade municipals experienced little dispersion across sectors and longer maturity bonds generally outperformed the shorter maturity segment. High yield sector returns were more disperse, with higher-yielding segments rallying sharply later in the period to outperform for the year. Tobacco, industrial revenue, certain Puerto Rico, and airline bond returns topped other sectors. Valuations compressed from the extreme widening that occurred in March 2020. At the end of the period, spreads across much of the municipal market had returned to pre-selloff levels, suggestive of little potential for tightening from here. US Treasury rates are likely the key risk to the asset class in the near-to-intermediate term.
Factors Affecting Performance
Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s out-of-benchmark allocation to “non-rated” and “BB” rated(r) securities, specifically within the health care sector, detracted from results. A greater allocation to “BBB” rated issuance and bond selection in the health care sector further held back relative performance.
Conversely, the fund's longer duration(d) stance benefited relative performance as interest rates generally declined over the reporting period.
Respectfully,
Portfolio Manager(s)
Gary Lasman and Geoffrey Schechter
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on

Management Review - continued
market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 1/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 1/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	3.24%	5.00%	6.49%	N/A
B	9/07/93	2.49%	4.22%	5.69%	N/A
C	9/25/98	2.23%	3.96%	5.45%	N/A
I	6/01/11	3.24%	5.00%	N/A	6.27%
R6	6/02/17	3.44%	N/A	N/A	5.39%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	4.01%	3.79%	4.77%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(1.14)%	4.10%	6.03%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(1.50)%	3.87%	5.69%	N/A
C With CDSC (1% for 12 months) (v)	1.23%	3.96%	5.45%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Barclays Municipal Bond Index(a) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share

Performance Summary  - continued
classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period, August 1, 2020 through January 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2020 through January 31, 2021.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Expenses Paid During Period (p) 8/01/20-1/31/21
A	Actual	0.63%	$1,000.00	$1,058.38	$3.26
	Hypothetical (h)	0.63%	$1,000.00	$1,021.97	$3.20
B	Actual	1.38%	$1,000.00	$1,054.41	$7.13
	Hypothetical (h)	1.38%	$1,000.00	$1,018.20	$7.00
C	Actual	1.63%	$1,000.00	$1,053.07	$8.41
	Hypothetical (h)	1.63%	$1,000.00	$1,016.94	$8.26
I	Actual	0.63%	$1,000.00	$1,059.64	$3.26
	Hypothetical (h)	0.63%	$1,000.00	$1,021.97	$3.20
R6	Actual	0.55%	$1,000.00	$1,060.03	$2.85
	Hypothetical (h)	0.55%	$1,000.00	$1,022.37	$2.80
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Portfolio of Investments
1/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds - 98.7%
Alabama - 2.1%
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2035	$335,000	$ 399,307
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2036	1,185,000	1,407,330
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2037	260,000	307,744
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2038	1,745,000	2,059,466
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2039	340,000	400,248
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2040	175,000	205,508
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	1,630,000	1,734,972
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	1,685,000	1,778,821
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	6,355,000	6,596,172
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	2,565,000	2,684,734
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2028 (a)(d)	1,485,000	999,049
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2043 (a)(d)	1,560,000	1,049,896
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	805,000	688,855
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,130,000	793,316
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	1,620,000	800,134
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	3,080,000	1,424,130
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	1,380,000	1,425,623
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	2,020,000	2,283,065
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Waste Disposal Authority Rev. (Cherokee Industrial Landfill Project), “B”, 8%, 5/01/2029 (n)	1,500,000	1,525,905
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Water Disposal Authority Rev. (Cherokee Industrial Landfill Project), “A”, 6%, 5/01/2040 (n)	4,200,000	4,450,110
Pell City, AL, Special Care Facilities Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	1,670,000	1,720,100

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2044	$1,800,000	$ 2,009,142
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2049	3,500,000	3,877,545
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	1,635,000	1,695,380
Southeast Alabama Gas Supply District Rev. (Project No. 1), “A”, 4%, 4/01/2049 (Put Date 4/01/2024)	24,710,000	27,306,032
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	12,640,000	14,291,669
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	33,580,000	38,823,517
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2044	5,790,000	7,147,581
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	3,535,000	4,332,673
		$134,218,024
Alaska - 0.0%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2030	$875,000	$ 985,880
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2031	1,270,000	1,427,226
		$2,413,106
Arizona - 2.4%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 4%, 7/01/2029 (n)	$725,000	$ 791,439
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2039 (n)	870,000	1,003,415
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2049 (n)	1,395,000	1,583,311
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2054 (n)	2,185,000	2,469,596
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	340,000	410,424
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	910,000	1,077,213
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,140,000	1,345,303
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.5%, 7/01/2038 (n)	1,065,000	1,224,452

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.625%, 7/01/2048 (n)	$2,050,000	$ 2,343,150
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.75%, 7/01/2053 (n)	3,190,000	3,658,324
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037 (n)	450,000	513,698
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047 (n)	740,000	830,798
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051 (n)	1,970,000	2,206,814
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037 (n)	770,000	878,994
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047 (n)	770,000	864,479
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051 (n)	735,000	823,354
Arizona Industrial Development Authority Education Rev. (Inspirada and St. Rose Campus Projects), “A”, 5%, 7/15/2028 (n)	2,080,000	2,342,080
Arizona Industrial Development Authority Education Rev. (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2038 (n)	1,810,000	2,097,084
Arizona Industrial Development Authority Education Rev. (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2048 (n)	3,100,000	3,544,261
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 4%, 12/15/2030 (n)	2,455,000	2,681,670
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 5%, 12/15/2040 (n)	1,000,000	1,128,760
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 5%, 12/15/2050 (n)	1,700,000	1,887,595
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2030 (n)	625,000	680,494
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2040 (n)	1,425,000	1,501,010
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2050 (n)	1,600,000	1,661,648

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 3.75%, 12/15/2029 (n)	$485,000	$ 515,807
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2039 (n)	340,000	373,748
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2049 (n)	600,000	652,260
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children's Hospital), “A”, 5%, 2/01/2040	310,000	401,686
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2045	1,085,000	1,266,824
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2050	1,470,000	1,709,242
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2043	3,105,000	2,965,585
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2054	5,005,000	4,661,907
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/2043	3,150,000	3,383,604
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 4%, 7/01/2028	300,000	311,391
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2033	250,000	268,218
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2038	300,000	318,690
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2048	1,800,000	1,886,346
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	2,705,000	2,935,574
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Royal Oaks - Inspirata Pointe Project), “A”, 5%, 5/15/2041	1,000,000	1,139,190
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Royal Oaks - Inspirata Pointe Project), “A”, 5%, 5/15/2056	5,955,000	6,686,155
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	800,000	938,056

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	$435,000	$ 500,489
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2034	215,000	247,424
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039	380,000	472,127
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039 (n)	1,115,000	1,292,285
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	705,000	857,315
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	590,000	670,576
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054	895,000	1,085,009
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054 (n)	2,660,000	3,012,769
Phoenix, AZ, Civic Improvement Corp. Rental Car Facility Charge Rev., “A”, 4%, 7/01/2045	2,415,000	2,626,651
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	4,545,000	4,696,167
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	3,980,000	4,111,101
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	2,070,000	2,284,038
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	700,000	772,380
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045 (n)	3,065,000	3,333,770
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046 (n)	1,770,000	1,924,450
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	6,355,000	6,983,192

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	$815,000	$ 915,514
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	660,000	735,735
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	3,970,000	4,310,705
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	1,235,000	1,367,972
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034 (n)	1,970,000	2,253,365
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035 (n)	1,430,000	1,553,538
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044 (n)	3,255,000	3,716,364
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045 (n)	1,570,000	1,680,088
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046 (n)	3,935,000	4,306,936
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2044	540,000	606,107
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2049	1,325,000	1,479,985
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2059	1,085,000	1,203,536
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	173,474

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2031	$570,000	$ 656,714
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2033	315,000	359,289
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	563,895
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2042	555,000	618,120
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2034 (n)	730,000	782,852
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037 (n)	3,740,000	3,809,863
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2039 (n)	655,000	696,645
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047 (n)	3,495,000	3,561,999
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2049 (n)	1,235,000	1,300,949
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052 (n)	3,960,000	4,033,260
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2032	2,940,000	4,012,071
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6%, 12/01/2032	1,100,000	1,124,354
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2042	3,505,000	3,577,518
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2046	1,275,000	1,300,322
		$155,534,562

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - 0.3%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$800,000	$ 829,832
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	1,620,000	1,685,351
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	170,000	175,890
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), 5%, 12/01/2047	1,165,000	1,429,769
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2036	930,000	1,174,013
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2037	645,000	811,649
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2038	1,450,000	1,819,445
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2039	520,000	650,936
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2040	570,000	711,719
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2044	1,965,000	2,438,919
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	365,000	407,793
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	540,000	605,119
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	6,455,000	3,094,850
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2039	4,510,000	5,279,045
		$21,114,330
California - 5.4%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$4,000,000	$ 4,063,318
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/2039	7,550,000	4,381,189
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	2,060,000	1,801,964
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	2,095,000	1,788,879

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	$4,185,000	$ 3,484,222
California Community Housing Agency, Essential Housing Rev. (Stoneridge Apartments), “A”, 4%, 2/01/2056 (n)(w)	880,000	959,974
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), Capital Appreciation, “B-2”, 0%, 6/01/2055	8,415,000	2,136,064
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2032	160,000	217,104
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2035	210,000	262,175
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2037	340,000	419,740
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2038	145,000	178,436
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2039	185,000	226,932
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2040	85,000	103,934
California Infrastructure & Economic Development Bank Refunding Rev. (Los Angeles County Museum of Art Project), “B”, 0.74%, 12/01/2050 (Put Date 6/01/2026)	2,810,000	2,810,000
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	1,135,000	1,823,185
California Municipal Finance Authority Rev. (California Baptist University), “A”, 5%, 11/01/2046 (n)	4,500,000	5,029,605
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,385,000	1,617,763
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	475,000	525,436
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,370,000	1,611,586
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	1,265,000	1,474,446
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	210,000	242,695
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	1,585,000	1,631,536
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	3,955,000	4,390,881
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 3.875%, 7/01/2028 (n)	1,200,000	1,276,140

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2049 (n)	$1,600,000	$ 1,797,680
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	5,665,000	6,347,632
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 7/01/2032 (a)(d)(z)	2,250,000	1,462,500
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039 (a)(d)(z)	11,405,000	7,413,250
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 12/01/2039 (a)(d)(z)	12,890,000	3,931,450
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-1”, 0.2%, 11/01/2042 (Put Date 4/15/2021) (n)	4,410,000	4,410,441
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-2”, 0.2%, 11/01/2042 (Put Date 4/15/2021) (n)	2,730,000	2,730,273
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	215,000	254,910
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	435,000	509,737
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	435,000	502,247
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041 (n)	675,000	776,176
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2036 (n)	865,000	1,002,483
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046 (n)	1,325,000	1,435,571
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024 (n)	730,000	814,665
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025 (n)	760,000	869,645
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030 (n)	435,000	506,440
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045 (n)	1,150,000	1,308,482

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048 (n)	$750,000	$ 881,993
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/2024	235,000	249,659
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/2034	575,000	630,327
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	545,000	598,563
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/2049	1,320,000	1,455,406
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	430,000	482,172
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044 (n)	760,000	794,861
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049 (n)	945,000	990,747
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/2023	360,000	382,147
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032 (n)	1,370,000	1,603,640
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	1,600,000	1,785,072
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041 (n)	2,045,000	2,342,772
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/2043	1,335,000	1,483,492
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2038	2,500,000	2,960,925
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	265,000	280,582
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	780,000	848,414
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,315,000	1,424,408
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	3,400,000	3,856,178

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2041 (n)	$3,000,000	$ 3,437,550
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	8,435,000	9,422,570
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046 (n)	11,095,000	12,619,120
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056 (n)	11,040,000	12,613,862
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2058	8,600,000	10,327,310
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for the Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2034	1,000,000	1,093,580
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for the Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2044	2,400,000	2,624,592
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/2032	1,000,000	1,090,420
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	1,000,000	1,095,940
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 5/15/2038	3,000,000	3,032,100
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029 (n)	880,000	982,370
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039 (n)	725,000	810,035
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049 (n)	1,730,000	1,899,990
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052 (n)	830,000	909,688
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 5/01/2029	555,000	557,364

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
CSCDA Community Improvement Authority, California Essential Housing Rev. (Renaissance at City Center), “A”, 5%, 7/01/2051 (n)	$2,558,401	$ 3,045,879
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2030	4,785,000	4,184,817
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2031	4,280,000	3,647,587
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2032	3,010,000	2,497,879
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	1,980,000	2,023,837
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047	3,525,000	3,681,016
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 5%, 6/01/2040	2,735,000	3,205,830
Hastings Campus Housing Finance Authority Rev., “A”, 5%, 7/01/2061 (n)	9,125,000	10,418,834
Hastings Campus Housing Finance Authority Rev., Convertible Capital Appreciation, “B”, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	12,970,000	7,056,199
Hollister, CA (Community Development Project), BAM, 5%, 10/01/2031	1,675,000	1,941,693
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	1,745,000	1,953,126
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2039	1,000,000	1,127,290
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2044	1,500,000	1,680,405
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	1,535,000	1,718,525
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036 (Prerefunded 5/15/2022)	455,000	487,701
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	4,240,000	4,370,338
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	450,000	509,513
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	330,000	354,948
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	555,000	593,645

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/2042	$10,000,000	$ 13,699,300
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2033 (w)	1,495,000	2,016,949
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2034 (w)	1,560,000	2,094,846
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2035 (w)	2,465,000	3,297,776
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2036 (w)	1,955,000	2,605,526
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2037 (w)	2,520,000	3,346,308
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2038 (w)	2,130,000	2,819,843
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2039 (w)	2,290,000	3,023,258
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2040 (w)	2,400,000	3,160,728
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2041 (w)	2,570,000	3,373,356
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	660,000	828,894
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	775,000	968,448
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	970,000	1,208,824
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,395,000	4,164,239
Merced, CA, Union High School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2030	645,000	565,697
Morongo Band of Mission Indians California Rev., “B”, 5%, 10/01/2042 (n)	3,605,000	4,050,614
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	7,025,000	7,884,509
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 8/01/2041 (Prerefunded 8/01/2021)	12,965,000	3,172,795
Oceanside, CA, Unified School District, Capital Appreciation, AGM, 0%, 8/01/2030	4,455,000	3,877,899
Oceanside, CA, Unified School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2027	1,865,000	1,745,938

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Oceanside, CA, Unified School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2029	$3,625,000	$ 3,238,829
Oceanside, CA, Unified School District, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2027	205,000	196,027
Oceanside, CA, Unified School District, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2029	400,000	369,364
Oceanside, CA, Unified School District, Capital Appreciation, ETM, AGM, 0%, 8/01/2024	380,000	374,988
Palomar Health, CA, Refunding Rev., 5%, 11/01/2042	10,000,000	11,603,400
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	12,500,000	14,839,500
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	635,000	727,183
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	6,000,000	6,302,340
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 1/01/2047	1,720,000	2,109,786
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/2043	8,725,000	2,512,974
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	225,000	252,920
San Francisco, CA, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2045 (n)	7,455,000	8,636,543
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2045	1,050,000	1,324,733
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2049	960,000	1,205,462
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, AGM, 0%, 8/01/2029	3,665,000	3,282,850
		$343,480,343
Colorado - 1.8%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2027	$73,000	$ 86,074
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2028	118,000	151,749
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2028	70,000	82,235
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2029	118,000	154,569

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2029	$70,000	$ 81,908
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2030	124,000	161,598
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2030	17,000	19,844
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2031	129,000	167,317
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2031	76,000	88,510
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2032	140,000	180,601
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2032	90,000	104,539
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2033	140,000	179,861
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2034	160,000	205,045
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2035	56,000	71,540
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2050	676,000	832,480
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	895,000	1,004,942
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	305,000	338,056
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	560,000	610,126
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	395,000	428,113
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2033	450,000	467,118
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2042	1,120,000	1,154,507
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	490,000	516,622
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	350,000	395,798
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	350,000	392,497
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/2044	1,770,000	1,914,627

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/2049	$1,530,000	$ 1,657,220
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 5%, 12/01/2038	1,665,000	2,043,571
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	4,310,000	4,781,600
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	295,000	356,826
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	350,000	415,041
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	365,000	431,397
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2035	2,000,000	2,239,820
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2045	2,675,000	2,941,912
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2035	570,000	732,062
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2040	840,000	1,058,425
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2050	3,440,000	4,250,670
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2050	515,000	595,268
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2055	925,000	1,065,406
Colorado Health Facilities Authority Hospital Rev. (Parkview Medical Center, Inc. Project), “A”, 4%, 9/01/2045	525,000	602,007
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	2,975,000	3,197,471
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 1/01/2041	1,620,000	1,670,949
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	3,620,000	4,143,271
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2037	2,625,000	3,313,117

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2033	$4,295,000	$ 4,674,807
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043 (Prerefunded 6/01/2023)	825,000	929,214
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2038	4,355,000	5,179,445
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2043	6,370,000	7,462,328
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	2,140,000	2,349,848
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	7,640,000	8,654,821
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2030	265,000	348,366
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2030	185,000	245,051
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2031	315,000	420,909
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2031	265,000	352,585
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2032	420,000	557,785
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2032	420,000	556,097
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 1/15/2033	395,000	483,413
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2033	395,000	493,071
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2034	790,000	960,450
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2035	3,310,000	4,011,687

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2036	$660,000	$ 796,851
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 3%, 7/15/2037	605,000	645,505
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2038	470,000	562,806
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2039	185,000	235,501
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2040	300,000	383,211
Denver, CO, Broadway Station Metropolitan District No. 2, “A”, 5%, 12/01/2035	730,000	787,896
Denver, CO, Broadway Station Metropolitan District No. 2, “A”, 5.125%, 12/01/2048	1,500,000	1,606,485
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	1,070,000	1,242,270
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	675,000	781,826
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,800,000	2,068,182
Denver, CO, Health & Hospital Authority Rev. (550 Acoma, Inc.), COP, 5%, 12/01/2048	2,670,000	3,189,048
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/2039	3,660,000	3,990,937
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	795,000	867,289
Garfield & Mesa Counties, CO, Grand River Hospital District Rev., AGM, 5.25%, 12/01/2035	2,000,000	2,410,140
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	6,860,000	8,761,249
Tallyn's Reach, CO, Metropolitan District No. 3, 5%, 12/01/2033	358,000	400,287
		$111,695,669

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - 0.6%
Connecticut Health & Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2039 (n)	$900,000	$ 1,040,040
Connecticut Health & Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2050 (n)	2,250,000	2,554,695
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	8,535,000	9,440,393
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2030 (n)	500,000	561,040
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2045 (n)	1,500,000	1,627,440
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2055 (n)	2,800,000	3,020,528
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “B-2”, 2.75%, 1/01/2026 (n)	340,000	343,961
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	500,000	514,840
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2031	2,830,000	3,453,053
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	12,405,000	12,443,704
University of Connecticut, General Obligation, “A”, 5%, 4/15/2027	1,150,000	1,456,371
University of Connecticut, General Obligation, “A”, 5%, 1/15/2034	2,940,000	3,586,506
		$40,042,571
Delaware - 0.5%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034	$1,105,000	$ 1,178,085
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044	1,030,000	1,099,247
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049	1,210,000	1,288,202
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2042	1,420,000	1,463,537
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	285,000	328,146
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	620,000	700,736
Delaware Economic Development Authority, Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2036	920,000	998,651

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Delaware - continued
Delaware Economic Development Authority, Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2046	$1,635,000	$ 1,748,322
Delaware Economic Development Authority, Exempt Facility Refunding Rev. (NRG Energy Project), “A”, 1.25%, 10/01/2045 (Put Date 10/01/2025)	5,650,000	5,766,559
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2043	4,230,000	5,091,101
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2048	2,115,000	2,531,021
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2050	4,250,000	5,073,565
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2040	750,000	778,815
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2048	1,025,000	1,055,125
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2058	1,165,000	1,192,284
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2053	895,000	918,628
		$31,212,024
District of Columbia - 0.5%
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2039	$1,450,000	$ 1,638,500
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2049	1,360,000	1,507,818
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2039 (n)	2,090,000	2,334,405
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2049 (n)	1,330,000	1,465,354
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2056 (n)	1,680,000	1,843,901
District of Columbia Rev. (Rocketship Education), “A”, 5%, 6/01/2051 (n)(w)	1,000,000	1,127,990
District of Columbia Rev. (Rocketship Education), “A”, 5%, 6/01/2061 (n)(w)	1,100,000	1,232,286
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	1,745,000	1,751,788

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	$5,605,000	$ 5,617,891
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	8,820,000	8,833,318
District of Columbia, Tobacco Settlement, 6.75%, 5/15/2040	885,000	912,524
		$28,265,775
Florida - 6.5%
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2032	$1,250,000	$ 1,378,537
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2042	2,000,000	2,189,740
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2046	1,000,000	1,093,160
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2035	1,330,000	1,720,608
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2036	2,260,000	2,913,773
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.125%, 5/01/2023	445,000	452,151
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.625%, 5/01/2028	690,000	733,615
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 5%, 5/01/2036	875,000	961,415
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	260,000	265,704
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2025	90,000	92,512
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2036	20,000	20,310
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.375%, 5/01/2030	690,000	770,295
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.5%, 5/01/2033	320,000	357,667

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.6%, 5/01/2034	$1,355,000	$ 1,516,218
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	225,000	228,602
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	400,000	426,628
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	2,740,000	2,967,036
Capital Trust Agency, FL, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 4%, 8/01/2030	115,000	132,288
Capital Trust Agency, FL, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2040	165,000	198,665
Capital Trust Agency, FL, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2055	515,000	605,599
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,910,000	6,097,347
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 5.5%, 5/15/2025 (a)(d)(z)	300,000	183,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035 (a)(d)(z)	300,000	183,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035 (a)(d)(z)	1,055,000	643,550
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044 (a)(d)(z)	10,590,000	6,459,900
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049 (a)(d)(z)	805,000	491,050
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/2038 (a)(d)	1,400,000	630,000
Cypress Bluff Community Development District, 3.75%, 5/01/2024	850,000	875,704
Cypress Bluff Community Development District, 4.125%, 5/01/2029	1,270,000	1,392,733
Cypress Bluff Community Development District, 4.9%, 5/01/2039	3,640,000	4,076,873
Cypress Bluff Community Development District, 5.1%, 5/01/2048	2,620,000	2,925,859
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	575,000	653,965

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	$670,000	$ 785,026
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	1,650,000	1,879,119
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	825,000	960,506
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	5,415,000	6,061,172
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “A”, 4%, 8/15/2045	14,605,000	16,884,110
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 4.5%, 6/15/2028 (n)	1,165,000	1,244,849
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2038 (n)	1,005,000	1,107,902
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2048 (n)	1,700,000	1,846,710
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2039 (n)	3,090,000	3,354,349
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2049 (n)	11,995,000	12,879,271
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 4%, 10/15/2029 (n)	450,000	481,433
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2037 (n)	510,000	559,480
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2039 (n)	1,130,000	1,233,960
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2047 (n)	1,180,000	1,273,173
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2049 (n)	1,860,000	2,004,578
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2052 (n)	1,295,000	1,393,265
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2054 (n)	1,345,000	1,445,404
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation, LLC Projects), “A”, 7.75%, 6/15/2042	3,480,000	3,745,106

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.25%, 6/15/2036 (n)	$1,155,000	$ 1,313,431
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.375%, 6/15/2046 (n)	1,980,000	2,230,549
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2034 (n)	525,000	632,342
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2039 (n)	610,000	726,663
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2049 (n)	4,340,000	5,061,265
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032 (n)	1,950,000	2,031,315
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/2041 (Prerefunded 6/15/2021)	14,360,000	14,759,639
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043 (n)	4,070,000	4,218,596
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2044	5,000,000	5,428,400
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 4%, 9/15/2030 (n)	240,000	257,285
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2040 (n)	550,000	605,858
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2050 (n)	1,080,000	1,180,948
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2035 (w)	175,000	195,832
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2045 (w)	320,000	348,378
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2055 (w)	445,000	479,888
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037 (n)	1,510,000	1,628,928
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047 (n)	4,365,000	4,664,090
Florida Development Finance Corp., Senior Living Rev. (Mayflower Retirement Community Project), “A”, 5.125%, 6/01/2040 (n)	3,760,000	4,240,678

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp., Senior Living Rev. (Mayflower Retirement Community Project), “A”, 5.25%, 6/01/2050 (n)	$7,500,000	$ 8,410,575
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2031	1,235,000	1,510,751
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2032	995,000	1,209,273
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2033	720,000	870,638
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2034	1,395,000	1,674,739
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2035	780,000	932,373
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2036	1,070,000	1,275,344
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2037	1,490,000	1,624,264
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2038	2,030,000	2,206,407
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2039	2,420,000	2,622,578
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2044	2,625,000	2,807,332
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033 (n)	2,220,000	2,548,493
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038 (n)	2,070,000	2,377,892
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048 (n)	3,195,000	3,658,850
Florida Housing Finance Corp., Homeowner Mortgage Rev., “1”, 4%, 7/01/2049 (u)	4,320,000	4,749,019
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/2035	5,000,000	5,737,250
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053 (n)	2,345,000	2,676,325
Jacksonville, FL, Electric Authority Systems Rev., “B”, 5%, 10/01/2032	3,325,000	4,124,330
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	520,000	542,412
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	1,295,000	1,393,096
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	2,305,000	2,455,309

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	$2,825,000	$ 3,148,265
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 11/15/2031	1,600,000	1,654,288
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/2038	1,290,000	1,291,729
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.5%, 5/01/2036	4,345,000	4,587,712
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.625%, 5/01/2047	2,720,000	2,861,386
Marshall Creek, FL, Community Development District Rev. (St. John's County), “A”, 5%, 5/01/2032	1,560,000	1,656,782
Martin County, FL, Health Facilities Authority Hospital Rev. (Cleveland Clinic Health System), “A”, 4%, 1/01/2046	3,540,000	4,133,481
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2039	1,000,000	1,107,990
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2030	270,000	364,921
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2031	1,105,000	1,483,496
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2032	465,000	620,208
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2033	1,450,000	1,924,802
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2034	840,000	1,027,606
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2035	840,000	1,024,220
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2036	1,055,000	1,281,540
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2037	1,055,000	1,277,383
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2038	1,185,000	1,430,532
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2039	880,000	1,059,775
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2041	790,000	945,409
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children's Hospital), 6%, 8/01/2046 (Prerefunded 8/01/2021)	7,250,000	7,459,960

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Platform 3750), GNMA, 0.25%, 8/01/2024 (Put Date 8/01/2023)	$4,415,000	$ 4,419,459
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2032	1,000,000	1,156,660
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2037	1,215,000	1,386,339
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2048	3,255,000	3,656,439
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	295,000	319,137
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	2,895,000	3,157,605
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/2043	2,000,000	2,215,380
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2034 (Prerefunded 10/01/2021)	300,000	314,253
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	8,365,000	8,762,421
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	1,200,000	1,262,616
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	740,000	769,933
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	1,055,000	1,097,675
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/2022	220,000	225,227
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/2032	940,000	966,029
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/2011 (a)(d)	1,575,000	567,000
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	7,340,000	8,688,872
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	405,000	504,747
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2044	1,000,000	1,225,900
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2049	1,295,000	1,577,414
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2035	700,000	473,949

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2036	$840,000	$ 546,386
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2037	320,000	200,003
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2038	980,000	588,735
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2039	1,180,000	681,072
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2040	1,265,000	699,962
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2041	1,405,000	745,619
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2042	1,125,000	572,220
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2043	1,545,000	754,068
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2044	1,685,000	789,726
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2045	1,965,000	885,606
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2046	1,685,000	730,700
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2047	1,025,000	427,476
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2048	1,125,000	451,519
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2050	2,245,000	831,256

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2051	$1,345,000	$ 477,610
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/2038	3,590,000	3,593,123
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Baptist Health South Florida Obligated Group), 4%, 8/15/2049	12,965,000	15,192,128
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2031 (Prerefunded 12/01/2024)	1,000,000	1,178,870
Palm Beach County, FL, Health Facilities Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “B”, 5%, 11/15/2042	985,000	1,194,618
Palm Beach County, FL, Health Facilities Authority Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	2,030,000	2,204,296
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), “A”, 5%, 6/01/2055	2,750,000	2,910,545
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), “B-2”, 2.625%, 6/01/2025	3,610,000	3,678,987
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/2036 (a)(d)	895,000	286,400
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/2013 (a)(d)	1,000,000	320,000
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 3.5%, 5/01/2021	110,000	110,314
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.1%, 5/01/2026	500,000	531,625
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	1,370,000	1,454,871
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	2,530,000	2,680,358
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.5%, 5/01/2032	1,435,000	1,556,602
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.625%, 5/01/2035	865,000	935,610
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.75%, 5/01/2046	1,000,000	1,065,620
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	990,000	1,101,910
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	1,270,000	1,411,948

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/2035	$450,000	$ 481,851
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	1,995,000	2,421,052
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	390,000	417,733
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	5,330,000	5,444,009
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	1,020,000	1,101,549
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	1,875,000	2,022,150
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.5%, 5/01/2024 (n)	420,000	433,826
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.85%, 5/01/2029 (n)	700,000	768,271
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 4.25%, 5/01/2037 (n)	1,000,000	1,107,570
St. John's County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027 (a)(d)	1,345,000	941,500
St. John's County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/2041 (a)(d)	2,800,000	1,960,000
St. John's County, FL, Industrial Development Authority Rev. (Presbyterian Retirement Communities Obligated Group Project), “A”, 4%, 8/01/2055	3,060,000	3,310,063
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	498,884	299,330
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	155,000	173,169
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	145,000	160,463
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	315,000	347,527

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	$935,000	$ 1,024,264
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	5,935,000	6,613,074
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	2,695,000	2,982,044
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2055	6,100,000	6,782,651
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	965,000	1,088,182
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2034	1,570,000	1,127,386
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2035	865,000	595,224
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2036	1,340,000	882,350
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2037	630,000	396,428
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2038	865,000	518,654
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2039	865,000	495,187
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2040	1,180,000	644,079
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2041	525,000	273,215
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2042	525,000	260,306
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2045	185,000	80,038
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2049	8,625,000	3,126,735

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2038	$340,000	$ 403,526
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2039	345,000	408,414
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2040	525,000	668,173
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2045	1,835,000	2,134,399
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2050	3,715,000	4,665,297
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	2,255,000	2,428,658
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	4,020,000	4,318,043
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2031	5,420,000	6,368,283
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/2035	385,000	418,006
Wiregrass Community Development District, FL, Capital Improvement Rev., 4.875%, 5/01/2036	915,000	976,607
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	1,000,000	1,088,940
Wiregrass Community Development District, FL, Capital Improvement Rev., 5%, 5/01/2047	1,695,000	1,806,141
		$416,030,942
Georgia - 0.6%
Clayton County, GA, Development Authority, Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	$3,798,813	$ 3,820,922
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	580,000	647,738
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,025,000	1,134,152
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	1,100,000	1,206,920
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2031	325,000	432,617
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2032	365,000	445,161

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2033	$210,000	$ 254,100
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2034	385,000	464,094
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2036	340,000	407,354
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2037	350,000	455,035
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2038	370,000	479,705
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2039	320,000	379,949
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2040	225,000	290,327
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), “A”, 4%, 4/01/2050	3,705,000	4,305,766
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	350,000	366,797
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	2,245,000	2,960,010
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2043	2,605,000	3,185,889
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2056	2,580,000	3,117,801
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2063	2,580,000	3,117,646
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2044	3,880,000	4,789,511
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2035	380,000	447,230
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2036	415,000	486,633
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2037	285,000	332,549
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5.5%, 8/15/2054	3,465,000	4,038,250
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), “C”, 5.25%, 10/01/2027	920,000	972,458
		$38,538,614

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Guam - 0.5%
Guam Education Financing Foundation (Guam Public School Facilities Project), “B”, COP, 5%, 10/01/2026 (n)	$12,905,000	$ 13,723,048
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	970,000	1,000,371
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 3.625%, 2/01/2025	1,000,000	1,041,600
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 4.25%, 2/01/2030	1,750,000	1,886,167
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 5%, 2/01/2040	2,375,000	2,611,859
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	355,000	412,311
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,620,000	1,849,003
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	6,640,000	8,228,753
		$30,753,112
Hawaii - 0.1%
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030 (n)	$2,015,000	$ 2,078,412
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2035 (n)	1,125,000	1,148,175
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045 (n)	1,140,000	1,148,311
Hawaii Harbor System Rev., “A”, 4%, 7/01/2033	525,000	638,925
Hawaii Harbor System Rev., “A”, 4%, 7/01/2034	460,000	557,906
Hawaii Harbor System Rev., “A”, 4%, 7/01/2035	330,000	399,069
Hawaii Harbor System Rev., “A”, 4%, 7/01/2036	30,000	36,147
		$6,006,945
Idaho - 0.1%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$830,000	$ 938,821
Idaho Health Facilities Authority Rev. (St. Luke's Health System Project), “A”, 4%, 3/01/2038	3,880,000	4,447,295
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 4.625%, 7/01/2029 (n)	185,000	202,026

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Idaho - continued
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2039 (n)	$1,100,000	$ 1,301,817
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2049 (n)	515,000	602,081
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2054 (n)	565,000	658,524
		$8,150,564
Illinois - 11.6%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$12,665,000	$ 12,503,648
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/2035 (n)	2,170,000	2,366,038
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/2045 (n)	3,565,000	3,888,203
Chicago, IL, “A”, 5%, 1/01/2026	1,000,000	1,106,730
Chicago, IL, “A”, 5.25%, 1/01/2028	5,245,000	5,989,895
Chicago, IL, “A”, 5%, 1/01/2034	5,405,000	5,855,723
Chicago, IL, “A”, 5.5%, 1/01/2039	2,380,000	2,684,378
Chicago, IL, “A”, 5%, 1/01/2040	7,775,000	7,787,673
Chicago, IL, “B”, 5.25%, 1/01/2029	3,150,000	3,581,896
Chicago, IL, “C”, 5%, 1/01/2026	1,960,000	2,302,059
Chicago, IL, Board of Education, 5%, 12/01/2042	12,065,000	12,717,113
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	1,810,000	1,779,682
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	1,540,000	1,495,987
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	12,640,000	11,004,637
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2029	4,250,000	3,584,620
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2030	1,835,000	1,500,681
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	4,075,000	4,006,744
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	1,020,000	990,848
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	4,335,000	3,988,720

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2028	$5,515,000	$ 4,801,469
Chicago, IL, Board of Education, “A”, 5.5%, 12/01/2039	3,125,000	3,222,562
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	380,000	451,254
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	280,000	340,077
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2036	1,110,000	1,309,201
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2037	1,115,000	1,310,526
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	2,015,000	2,345,097
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	2,755,000	3,183,540
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	19,865,000	24,283,175
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 5%, 12/01/2036 (w)	1,225,000	1,539,531
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 5%, 12/01/2037 (w)	1,225,000	1,538,306
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 5%, 12/01/2038 (w)	1,170,000	1,466,876
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “B”, 5%, 12/01/2030 (w)	1,090,000	1,398,830
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “B”, 5%, 12/01/2031 (w)	1,570,000	2,003,508
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “B”, 5%, 12/01/2036 (w)	640,000	804,326
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2025	3,335,000	4,014,840
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2026	1,290,000	1,593,834
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2027	3,270,000	4,139,199
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	1,550,000	2,005,467
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	1,030,000	1,357,818
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	775,000	1,041,685
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	2,135,000	2,921,598

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	$3,910,000	$ 5,001,633
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	7,500,000	9,520,875
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	6,425,000	8,089,268
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2034	1,250,000	1,527,462
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2035	1,500,000	1,827,780
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046 (n)	7,105,000	9,240,905
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	1,230,000	1,586,023
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	800,000	1,019,928
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	800,000	1,012,168
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	800,000	1,007,224
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	715,000	896,875
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	715,000	891,884
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	515,000	640,583
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	5,735,000	6,856,537
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	8,650,000	10,286,666
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	10,610,000	12,367,122
Chicago, IL, Capital Appreciation “A”, NATL, 0%, 1/01/2027	2,610,000	2,336,211
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2027	3,180,000	2,846,418

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	$2,680,000	$ 3,024,916
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	1,785,000	1,962,840
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	1,045,000	1,196,368
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	4,705,000	5,526,117
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	3,365,000	4,045,975
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	760,000	931,828
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2028	2,095,000	2,316,651
Chicago, IL, General Obligation, “A”, 5%, 1/01/2029	8,860,000	11,040,535
Chicago, IL, General Obligation, “A”, 5%, 1/01/2031	780,000	979,953
Chicago, IL, General Obligation, “A”, 5%, 1/01/2032	335,000	418,840
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2033	7,015,000	7,664,799
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	3,940,000	4,459,213
Chicago, IL, General Obligation, “A”, 5%, 1/01/2035	1,310,000	1,418,010
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	2,925,000	3,622,525
Chicago, IL, General Obligation, “A”, 5%, 1/01/2036	1,920,000	2,075,808
Chicago, IL, General Obligation, “A”, 5%, 1/01/2039	4,170,000	4,942,034
Chicago, IL, General Obligation, “A”, 5%, 1/01/2040	800,000	946,408
Chicago, IL, General Obligation, “A”, 5%, 1/01/2044	15,385,000	18,022,451
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2049	16,030,000	19,335,386
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2033	1,630,000	1,844,801
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	1,100,000	1,239,359
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	8,225,000	9,263,735
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	740,000	902,645
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	2,065,000	2,478,805
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	6,550,000	7,715,900
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	675,000	733,199
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	335,000	363,281
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,350,000	1,459,067
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	4,695,000	5,686,819
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031 (Prerefunded 12/01/2021)	540,000	563,080
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 5%, 12/01/2045	1,955,000	2,425,334

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 4%, 12/01/2050	$3,605,000	$ 4,159,882
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 5%, 12/01/2055	1,805,000	2,240,655
Cook County, IL, Community College District No. 508 (City Colleges), BAM, 5%, 12/01/2047	7,945,000	9,321,471
Cook County, IL, General Obligation Refunding, 5%, 11/15/2034	835,000	1,053,929
Cook County, IL, General Obligation Refunding, 5%, 11/15/2035	3,030,000	3,824,436
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2031	1,945,000	2,615,305
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2032	1,280,000	1,711,002
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2033	1,250,000	1,660,587
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2030	960,000	1,312,426
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2031	1,200,000	1,628,040
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2032	700,000	943,334
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2035	895,000	1,186,439
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2036	755,000	997,944
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2037	920,000	1,215,219
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2038	1,255,000	1,656,889
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2039	1,600,000	1,936,560
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2040	1,465,000	1,768,108
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2041	1,155,000	1,388,760
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	818,000	822,761
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027	2,495,000	2,502,759
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,000,000	2,414,400
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,000,000	2,410,400
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033	2,395,000	2,509,577
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043	2,980,000	3,126,854
Illinois Finance Authority Rev. (Franciscan Communities), “A”,, 4.75%, 5/15/2033 (Prerefunded 5/15/2023)	350,000	385,543
Illinois Finance Authority Rev. (Franciscan Communities), “A”,, 5.125%, 5/15/2043 (Prerefunded 5/15/2023)	430,000	477,334

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (McKinley Foundation), “A”, 5.125%, 11/01/2055 (n)	$3,570,000	$ 3,649,432
Illinois Finance Authority Rev. (McKinley Foundation), “B”, 7%, 11/01/2037 (n)	1,105,000	1,113,365
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2040	3,020,000	3,484,476
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 1.451% (70% of LIBOR - 1mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	1,070,000	1,070,128
Illinois Finance Authority Rev. (Presence Health Network), 4%, 2/15/2041 (Prerefunded 2/15/2027)	20,000	24,091
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	2,625,000	3,215,310
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	9,405,000	10,735,996
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	5,515,000	6,675,907
Illinois Finance Authority Rev. (Presence Health Network), “C”,, 4%, 2/15/2041 (Prerefunded 2/15/2027)	435,000	523,979
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	1,305,000	1,438,045
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	640,000	741,197
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	1,310,000	1,508,111
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	1,005,000	1,157,107
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	970,000	1,115,384
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	115,000	139,049
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2044	580,000	686,935
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2049	725,000	849,323
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2051	580,000	675,491
Illinois Finance Authority, Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 10/01/2041	6,000,000	6,160,320

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority, Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/2034	$700,000	$ 750,211
Illinois Finance Authority, Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/2045	1,800,000	1,915,398
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	1,050,000	1,113,126
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 4%, 10/01/2040	2,320,000	2,650,948
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 4%, 10/01/2050	5,590,000	6,250,123
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 4%, 10/01/2055	4,095,000	4,540,577
Illinois Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.55%, 11/01/2044 (Put Date 11/01/2021)	3,655,000	3,664,284
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	415,000	456,168
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	825,000	902,278
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	415,000	453,109
Illinois Finance Authority, Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	5,785,000	5,903,766
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2029	160,000	200,035
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2030	205,000	254,587
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	2,300,000	2,754,503
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	4,995,000	6,138,605
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	4,170,000	5,245,360
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	930,000	1,194,780
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	2,185,000	2,857,630

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	$1,960,000	$ 2,500,509
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	2,735,000	3,490,216
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	1,315,000	1,511,119
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	765,000	876,675
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	1,315,000	1,509,620
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2028	1,090,000	1,390,012
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	1,365,000	1,776,083
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2030	820,000	1,059,957
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/2037	7,500,000	8,660,625
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	2,359,000	2,360,769
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2040	1,290,000	1,455,068
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2045	1,610,000	1,796,470
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B”, BAM, 0%, 12/15/2054	11,735,000	4,260,040
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2046	15,000,000	7,293,300
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2047	29,475,000	13,846,471
Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), Capital Appreciation, “B”, AGM, 0%, 12/15/2056	3,020,000	1,028,582
Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2026	3,390,000	3,175,854
Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), Capital Appreciation, “A”, AGM, 0%, 12/15/2056	5,495,000	1,871,542
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2036	755,000	870,568

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2038	$850,000	$ 973,964
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2040	810,000	923,643
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2041	385,000	437,707
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,450,000	1,591,433
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,500,000	1,653,705
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,191,811
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	1,120,000	1,174,421
State of Illinois, 4.875%, 5/01/2021	930,000	940,053
State of Illinois, 5%, 2/01/2025	2,670,000	3,067,777
State of Illinois, 5%, 1/01/2028	550,000	568,156
State of Illinois, 5%, 5/01/2028	4,130,000	4,581,285
State of Illinois, 5.25%, 7/01/2028	3,260,000	3,556,562
State of Illinois, 5%, 11/01/2028	2,595,000	3,066,979
State of Illinois, 5%, 2/01/2029	2,820,000	3,342,715
State of Illinois, 4.125%, 11/01/2031	2,195,000	2,433,772
State of Illinois, 5%, 1/01/2033	300,000	341,622
State of Illinois, 5.5%, 5/01/2039	8,810,000	11,065,448
State of Illinois, 4.5%, 11/01/2039	2,420,000	2,676,060
State of Illinois, 5%, 11/01/2040	10,180,000	11,596,547
State of Illinois, 5.75%, 5/01/2045	9,310,000	11,735,255
State of Illinois, AGM, 5%, 2/01/2027	2,040,000	2,260,279
State of Illinois, AGM, 4%, 2/01/2030	900,000	1,011,438
State of Illinois, NATL, 6%, 11/01/2026	5,955,000	7,484,363
State of Illinois, “A”, 5%, 11/01/2027	12,495,000	15,216,411
State of Illinois, “A”, 5%, 11/01/2028	16,990,000	21,047,042
State of Illinois, “A”, 5%, 4/01/2036	2,295,000	2,435,798
State of Illinois, “B”, 5%, 10/01/2030	5,000,000	6,319,250
State of Illinois, “B”, 5%, 11/01/2030	3,000,000	3,721,380
State of Illinois, “B”, 5%, 10/01/2031	5,000,000	6,287,550
State of Illinois, “A”, 5%, 12/01/2024	470,000	537,661
State of Illinois, “A”, 5%, 12/01/2038	1,185,000	1,379,304
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2033	2,615,000	3,154,213
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2034	2,930,000	3,520,864

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2036	$1,660,000	$ 1,982,621
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2039	1,870,000	2,213,388
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2044	1,055,000	1,231,122
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2050	1,205,000	1,392,763
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2043	8,455,000	9,952,803
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2048	8,460,000	9,821,468
		$737,872,099
Indiana - 1.0%
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/2032	$1,790,000	$ 1,877,656
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/2039	1,215,000	1,277,779
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	460,000	511,897
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,155,000	1,263,039
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,095,000	2,268,864
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	5,350,000	5,764,090
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 4%, 7/01/2030	210,000	230,597
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 5%, 7/01/2040	340,000	384,411
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 5%, 7/01/2055	915,000	1,018,441
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 5%, 9/15/2039	1,755,000	2,056,509
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2044	470,000	501,166
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2049	460,000	487,526
Indiana Finance Authority, Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	10,605,000	12,276,984
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2048	2,755,000	3,042,264

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “A”, GNMA, 3%, 7/01/2051	$1,600,000	$ 1,783,904
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,430,000	1,464,606
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	600,000	735,690
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	440,000	537,429
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	550,000	668,613
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	1,640,000	1,978,939
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/2039	4,600,000	4,712,240
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	4,370,000	4,979,965
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	10,875,000	12,330,292
		$62,152,901
Iowa - 0.5%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	$800,000	$ 897,800
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	1,480,000	1,658,044
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	715,000	799,527
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2033	1,060,000	1,139,468
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2038	865,000	925,083
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2048	1,590,000	1,686,926
Iowa Finance Authority, Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	935,000	1,029,127
Iowa Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 3%, 1/01/2047 (w)	4,900,000	5,462,324
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	2,595,000	2,653,076
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	7,710,000	7,823,954
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset-Backed, “B”, 5.6%, 6/01/2034	4,295,000	4,360,800
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset-Backed, “C”, 5.375%, 6/01/2038	4,500,000	4,568,940
		$33,005,069

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - 0.8%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038 (Prerefunded 6/01/2025) (n)	$3,600,000	$ 4,265,928
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042 (Prerefunded 6/01/2025) (n)	1,500,000	1,777,470
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,405,000	1,573,277
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	615,000	682,982
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2030	1,085,000	1,200,737
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2032	985,000	1,085,007
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2039	1,280,000	1,396,378
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2043	4,000,000	4,338,080
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2032	1,360,000	1,457,186
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2033	1,430,000	1,531,916
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2034	1,500,000	1,605,855
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2036	1,660,000	1,776,383
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2038	1,835,000	1,959,505
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2044	1,990,000	2,104,544
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2049	2,840,000	2,992,309
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	4,165,000	4,439,807
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2033	605,000	639,739
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2038	710,000	740,310

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 4.625%, 5/15/2041	$605,000	$ 610,366
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2047	1,860,000	1,904,342
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “III”, 5%, 5/15/2034	1,750,000	1,852,025
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 6.5%, 5/15/2048	1,500,000	1,602,030
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	280,000	286,838
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	2,845,000	2,919,368
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	1,490,000	1,541,658
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	1,740,000	1,959,640
		$48,243,680
Kentucky - 1.5%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$765,000	$ 974,097
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	760,000	965,375
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	870,000	1,101,898
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2/01/2035	2,840,000	2,906,058
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6%, 11/15/2036	2,385,000	2,227,662
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	5,105,000	4,747,293
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	5,415,000	5,180,206
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	2,915,000	2,942,139
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	1,325,000	1,338,555

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), 5.25%, 8/15/2046	$2,640,000	$ 2,711,834
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	1,250,000	1,499,987
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	13,475,000	15,949,684
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	5,245,000	6,132,611
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2037	3,040,000	3,408,357
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	1,995,000	2,223,447
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	1,555,000	1,766,838
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	2,490,000	2,735,887
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2045	2,860,000	3,374,686
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2047	1,605,000	1,694,687
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	2,505,000	2,581,002
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	6,945,000	7,050,772
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	1,755,000	1,777,622
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Miralea Project), 7.25%, 5/15/2041 (Prerefunded 5/15/2021)	3,000,000	3,060,630
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Miralea Project), 7.375%, 5/15/2046 (Prerefunded 5/15/2021)	1,495,000	1,525,752
Kentucky Higher Education Student Loan Corp. Rev., Tax-Exempt, “B-1”, 5%, 6/01/2036	8,965,000	10,473,272
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2034	1,440,000	1,609,402

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2035	$2,290,000	$ 2,554,701
		$94,514,454
Louisiana - 1.9%
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	$3,200,000	$ 3,280,448
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	2,000,000	2,051,320
Louisiana Gas and Fuels Tax Rev., 0.55%, 5/01/2043 (Put Date 5/01/2022)	2,170,000	2,170,629
Louisiana Gas and Fuels Tax Rev., 0.6%, 5/01/2043 (Put Date 5/01/2023)	2,170,000	2,176,271
Louisiana Local Government Environmental Facilities & Community Development Authority Rev. (St. Tammany Parish Gomesa Project), 3.875%, 11/01/2045 (n)	5,500,000	5,664,505
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Cameron Parish Gomesa Project), 5.65%, 11/01/2037 (n)	1,450,000	1,657,742
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	11,350,000	11,905,696
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Jefferson Parish Gomesa Project), 4%, 11/01/2044 (n)	5,015,000	5,213,845
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Lafourche Parish Gomesa Project), 3.95%, 11/01/2043 (n)	3,855,000	3,996,363
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2043	560,000	665,465
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,445,000	2,886,689
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Parish Gomesa Project), 3.9%, 11/01/2044 (n)	4,915,000	5,073,066

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	$1,145,000	$ 1,261,057
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	4,435,000	4,857,345
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Mary's Parish Gomesa Project), 4.4%, 11/01/2044 (n)	3,385,000	3,597,104
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Tangipahoa Parish Gomesa Project), 5.375%, 11/01/2038 (n)	2,175,000	2,440,111
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Terrebonne Parish Gomesa Project), 5.5%, 11/01/2039 (n)	1,615,000	1,779,132
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Vermilion Parish Gomesa Project), 4.625%, 11/01/2038 (n)	1,740,000	1,886,491
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 5.75%, 2/01/2032 (n)	900,000	990,297
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.125%, 2/01/2037 (n)	3,480,000	3,859,111
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.25%, 2/01/2047 (n)	2,830,000	3,114,302
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2029 (n)	670,000	714,883
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2039 (n)	1,660,000	1,697,682
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2054 (n)	2,635,000	2,650,178
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	4,725,000	4,893,966

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Public Facilities Authority Rev. (LSU Health Foundation, New Orleans Project), “A-1”, 5.375%, 1/01/2040 (n)	$4,365,000	$ 4,944,061
Louisiana Public Facilities Authority Rev. (LSU Health Foundation, New Orleans Project), “A-2”, 7%, 1/01/2057 (n)	10,000,000	11,179,600
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation and New Orleans Project), “A-1”, 5.5%, 1/01/2050 (n)	2,995,000	3,372,011
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation and New Orleans Project), “A-1”, 5.1%, 1/01/2057 (n)	10,045,000	10,889,785
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2043	1,100,000	1,322,981
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2048	1,790,000	2,130,225
New Orleans, LA, Sewerage Services Rev., 5%, 12/01/2040	875,000	1,015,936
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2045	2,405,000	2,754,398
New Orleans, LA, Sewerage Services Rev., 5%, 12/01/2045	1,095,000	1,265,590
		$119,358,285
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025) (n)	$2,685,000	$ 2,983,626
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025 (n)	6,170,000	6,973,396
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 4%, 7/01/2045	3,335,000	3,882,240
		$13,839,262
Maryland - 1.0%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	$2,490,000	$ 2,592,339
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	2,680,000	2,919,324
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	500,000	578,795
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	550,000	652,503
Frederick County, MD, Limited Obligation (Jefferson Technology Park Project), “B”, 4.625%, 7/01/2043 (n)	1,030,000	1,184,685
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	1,225,000	1,266,233

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	$2,930,000	$ 3,028,624
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034 (n)	850,000	889,924
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039 (n)	745,000	782,578
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047 (n)	2,190,000	2,289,273
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.5%, 9/01/2048 (u)	6,555,000	7,452,576
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “B”, 4.5%, 9/01/2048 (u)	5,325,000	5,974,384
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2030	1,070,000	1,272,883
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2031	350,000	414,488
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2032	985,000	1,158,626
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2035	1,775,000	2,070,129
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 3.25%, 9/01/2030 (n)	265,000	291,561
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2040 (n)	920,000	1,026,941
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2050 (n)	1,075,000	1,173,276
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 4%, 7/01/2040	1,015,000	1,135,663
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 4.25%, 7/01/2050	975,000	1,092,117
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2050	640,000	768,109
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	1,190,000	1,421,610
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2038	175,000	170,083
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2048	525,000	483,929
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2058	1,800,000	1,608,120

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2036 (w)	$810,000	$ 985,365
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 4%, 1/01/2038	455,000	518,359
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	2,290,000	2,772,022
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,380,000	1,608,362
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	860,000	997,153
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	3,835,000	4,346,282
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.125%, 7/01/2039 (n)	790,000	870,999
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048 (n)	775,000	853,988
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	890,000	944,824
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	1,530,000	1,605,750
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	1,605,000	1,673,903
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	2,600,000	2,711,774
		$63,587,554
Massachusetts - 1.8%
Lowell, MA, Collegiate Charter School Rev., 4%, 6/15/2024	$300,000	$ 313,524
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2029	455,000	514,987
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2049	750,000	818,025
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2054	580,000	631,405
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037 (a)(d)	9,250,000	4,162,500
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), “A”, 5%, 6/01/2039	1,300,000	1,612,520
Massachusetts Development Finance Agency Rev. (Beth Israel Health, Inc.), “2018 I-2”, 5%, 7/01/2053	9,870,000	11,677,000
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,450,000	1,650,158
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,015,000	3,410,116

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	$835,000	$ 941,554
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2035	9,160,000	10,213,125
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,930,000	3,359,509
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	870,000	935,285
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2027	3,690,000	4,210,253
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	1,000,000	1,150,220
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2042	3,000,000	3,408,090
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	243,117	43,058
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	400,000	440,716
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047 (n)	3,140,000	3,447,971
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057 (n)	7,070,000	7,763,426
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023) (n)	1,350,000	1,577,219
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	380,000	405,927
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2024	1,400,000	1,608,964
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2025	800,000	947,288
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	480,000	574,651
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	645,000	769,485
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,685,000	1,986,514
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,120,000	1,329,160
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 4%, 7/01/2044	3,120,000	3,438,146
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2044	1,305,000	1,559,867

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	$985,000	$ 1,124,456
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2028	960,000	1,117,814
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 3%, 7/01/2035	5,790,000	6,067,630
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 2.625%, 7/01/2036	1,605,000	1,662,122
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 4.125%, 7/01/2046	6,585,000	6,946,912
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 3.75%, 7/01/2047	10,430,000	10,767,515
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	250,000	250,633
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	675,000	686,435
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	705,000	716,872
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	10,315,000	10,586,491
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	1,520,000	1,560,006
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/2039	415,000	439,663
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041 (Prerefunded 7/01/2021)	340,000	347,038
		$117,174,250
Michigan - 1.6%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), “A”, AGM, 5%, 7/01/2043	$2,220,000	$ 2,526,538
Detroit, MI, General Obligation, 5.5%, 4/01/2050	1,850,000	2,236,243
Detroit, MI, General Obligation , 5.5%, 4/01/2045	1,250,000	1,515,875
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039 (Prerefunded 7/01/2022)	9,635,000	10,334,501
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2039 (Prerefunded 7/01/2022)	3,190,000	3,410,333
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036 (Prerefunded 7/01/2021)	375,000	382,650
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5.25%, 7/01/2041 (Prerefunded 7/01/2021)	2,055,000	2,099,039

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041 (Prerefunded 7/01/2021)	$535,000	$ 545,914
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	725,000	903,959
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	665,000	825,012
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2043	1,185,000	1,440,119
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2037	1,155,000	1,204,584
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2047	2,660,000	2,716,286
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2052	1,185,000	1,203,213
Michigan Building Authority Rev., “I”, 4%, 10/15/2049	3,810,000	4,468,482
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	635,000	658,127
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	800,000	841,936
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033	1,105,000	1,257,280
Michigan Finance Authority Hospital Rev. (Sparrow Obligated Group), 5%, 11/15/2045	7,000,000	7,891,660
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2034	2,225,000	2,799,028
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2037	1,000,000	1,247,800
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	5,215,000	6,491,058
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), “2”, 4%, 12/01/2036	6,610,000	7,983,227
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	875,000	1,024,231
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	2,070,000	2,419,126
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,355,000	1,578,440

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044 (Prerefunded 7/01/2022)	$2,375,000	$ 2,539,041
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-6”, 5%, 7/01/2033	2,280,000	2,606,405
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-2”, 5%, 7/01/2044 (Prerefunded 7/01/2022)	1,365,000	1,456,646
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-2”, 5%, 7/01/2034	885,000	1,041,380
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2007 Sold Tobacco Receipts), “B-1”, 5%, 6/01/2049	1,295,000	1,598,755
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2007 Sold Tobacco Receipts), Capital Appreciation, “B-2”, 0%, 6/01/2065	40,000,000	5,030,400
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	2,945,000	3,130,623
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046 (n)	1,000,000	952,970
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2051 (n)	900,000	847,755
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046 (n)	2,070,000	1,972,648
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051 (n)	2,070,000	1,949,836
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	2,215,000	2,513,228
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	750,000	863,108
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	575,000	654,034
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,240,000	1,401,014
Western Michigan University Rev., “A”, 5%, 11/15/2040	1,250,000	1,460,800
		$100,023,304

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - 0.6%
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/2040	$500,000	$ 553,585
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/2050	3,000,000	3,324,840
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2043	2,070,000	2,309,292
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2043	3,680,000	4,403,562
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2048	2,065,000	2,286,843
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2048	2,905,000	3,451,053
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2032	1,570,000	1,648,610
Duluth, MN, Independent School District No. 709, “A”, COP, 4.2%, 3/01/2034	420,000	442,558
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	625,000	659,975
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	8,390,000	9,255,261
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	4,395,000	4,478,857
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 4.75%, 7/01/2029 (n)	250,000	270,552
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.25%, 7/01/2033 (n)	420,000	468,527
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052 (n)	705,000	775,155
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 9/01/2031	630,000	647,306
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 9/01/2042 (Prerefunded 9/01/2021)	1,260,000	1,307,930
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/2028	250,000	260,082
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/2036	1,250,000	1,297,637
		$37,841,625

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - 0.5%
Mississippi Development Bank Special Obligation (Hancock County Gomesa Project), 4.55%, 11/01/2039 (n)	$3,800,000	$ 4,073,866
Mississippi Home Corp. Single Family Mortgage Rev., “A”, 4%, 12/01/2044	2,415,000	2,685,794
Mississippi Home Corp., Single Family Mortgage Rev., “A”, GNMA, 3%, 12/01/2050 (w)	1,865,000	2,079,233
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,845,000	1,960,128
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	4,810,000	5,290,952
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2046	2,635,000	3,037,443
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2036	1,155,000	1,365,580
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2037	1,040,000	1,225,286
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2039	1,040,000	1,218,454
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2040	575,000	672,284
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	7,750,000	9,622,942
		$33,231,962
Missouri - 1.3%
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/2026 (d)(q)	$2,495,000	$ 998,000
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, AGM, 5%, 3/01/2055	7,785,000	9,534,912
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040 (n)	2,140,000	2,289,693
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050 (n)	4,845,000	5,153,384
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039 (Prerefunded 10/01/2023)	465,000	524,934

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2040	$1,650,000	$ 1,780,993
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2045	2,300,000	2,469,050
Missouri Health & Educational Facilities Authority Rev. (Capital Regional Medical Center), 5%, 11/01/2035	1,700,000	2,078,505
Missouri Health & Educational Facilities Authority Rev. (Capital Regional Medical Center), 5%, 11/01/2040	2,000,000	2,415,700
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), “A”, 4%, 2/15/2054	2,125,000	2,421,119
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	1,735,000	1,955,779
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, 3.75%, 5/01/2038	520,000	555,698
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “B”, FNMA, 4.75%, 5/01/2049	3,965,000	4,515,580
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	695,000	721,806
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	490,000	505,214
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	1,355,000	1,388,252
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2030	1,015,000	1,093,561
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	1,165,000	1,174,553
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2041	3,445,000	3,614,942
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	1,100,000	1,073,039
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	2,110,000	2,022,140
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	4,220,000	4,089,391
St. Louis, MO, Industrial Development Authority Rev. (Friendship Village St. Louis Obligated Group), “A”, 5.25%, 9/01/2053	11,005,000	12,309,753

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
St. Louis, MO, Industrial Development Authority Rev. (St. Andrew's Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	$3,620,000	$ 3,747,207
St. Louis, MO, Land Clearance Redevelopment Authority Rev. (Kiel Opera House Renovation Project), 3.875%, 10/01/2035	2,570,000	2,468,228
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2040	1,910,000	2,463,231
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2045	6,475,000	8,162,191
		$81,526,855
Montana - 0.2%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A”, 4%, 6/01/2049	$850,000	$ 932,884
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2043	3,840,000	4,510,771
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2048	5,530,000	6,428,625
		$11,872,280
Nebraska - 0.2%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2034	$1,200,000	$ 1,686,372
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	1,940,000	2,786,790
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	685,000	726,059
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, GNMA, 3%, 9/01/2045 (w)	4,380,000	4,882,649
Nebraska Investment Finance Authority, Single Family Housing Rev., “C”, 4%, 9/01/2048 (u)	4,180,000	4,616,225
		$14,698,095

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nevada - 0.3%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 4.5%, 12/15/2029 (n)	$525,000	$ 562,133
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035 (n)	1,715,000	1,839,509
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2038 (n)	1,395,000	1,485,954
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045 (n)	2,205,000	2,341,732
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2048 (n)	4,115,000	4,341,819
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2037 (n)	1,000,000	1,096,760
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047 (n)	1,015,000	1,099,895
Nevada Department of Business and Industry Rev. (Brightline West Passenger Rail Project), “A”, 0.5%, 1/01/2050 (Put Date 7/01/2021) (n)	3,000,000	3,001,350
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2033	85,000	103,649
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2038	110,000	132,328
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4%, 6/01/2048	435,000	478,978
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4.125%, 6/01/2058	545,000	600,868
		$17,084,975
New Hampshire - 0.7%
National Finance Authority, New Hampshire Municipal Certificates, “A”, 4.125%, 1/20/2034	$11,025,263	$ 12,506,617
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Covanta Project), “C”, 4.875%, 11/01/2042 (n)	7,730,000	8,159,170
National Finance Authority, New Hampshire Resource Recovery Refunding Rev., “A”, 3.625%, 7/01/2043 (Put Date 7/02/2040) (n)	1,805,000	1,878,590
National Finance Authority, New Hampshire Resource Recovery Refunding Rev., “B”, 3.75%, 7/01/2045 (Put Date 7/02/2040) (n)	3,090,000	3,218,853

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2033	$3,475,000	$ 4,134,972
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2038	3,500,000	4,123,315
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,820,000	2,180,415
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,825,000	2,159,760
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 7/01/2041	2,625,000	2,697,791
New Hampshire National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2041 (w)	1,200,000	1,332,348
New Hampshire National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2051 (w)	1,370,000	1,504,808
		$43,896,639
New Jersey - 6.5%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	$5,875,000	$ 7,019,685
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	490,000	579,783
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/2035	2,155,000	1,794,102
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	430,000	520,365
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	445,000	496,914
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	690,000	767,225
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	2,570,000	2,846,429
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	1,305,000	1,439,298
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	325,000	368,355
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	325,000	362,837
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	975,000	1,102,364
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	1,060,000	1,187,857

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	$530,000	$ 592,137
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 10/01/2021	45,000	45,530
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2028	4,000,000	4,429,680
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	9,155,000	9,831,371
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.875%, 1/01/2029	2,300,000	2,331,993
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/2034	4,350,000	4,381,450
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2037	2,530,000	3,028,865
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2042	2,810,000	3,319,088
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	615,000	623,930
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	705,000	725,445
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	3,485,000	3,658,936
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,510,000	1,574,160
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	1,260,000	1,648,307
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	665,000	863,975
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	1,240,000	1,475,464
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	880,000	1,043,962
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	1,175,000	1,388,627
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	1,130,000	1,330,733

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	$1,430,000	$ 1,678,949
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	1,260,000	1,475,410
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	1,475,000	1,724,850
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	1,045,000	1,218,909
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2046	4,410,000	5,075,822
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2050	2,870,000	3,286,322
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2034	825,000	992,277
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2035	690,000	828,407
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2042	3,850,000	4,564,868
New Jersey Economic Development Authority Rev. (School Facilities Construction), “NN”, 5%, 3/01/2027	5,865,000	6,398,656
New Jersey Economic Development Authority Rev. (School Facilities Construction), “XX”, 5%, 6/15/2021	2,145,000	2,182,280
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	6,075,000	6,468,478
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	3,370,000	3,592,353
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	6,850,000	7,678,781
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,685,000	4,419,568
New Jersey Economic Development Authority, Water Facilities Rev. (Middlesex Water Co.), 5%, 8/01/2059	2,155,000	2,636,125
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	705,000	714,440
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2031 (u)	8,500,000	9,160,875
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	400,000	468,328
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	5,075,000	6,394,906
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	1,560,000	1,947,005

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	$10,225,000	$ 11,704,660
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2031	1,710,000	2,070,382
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	1,710,000	2,055,882
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2033	1,450,000	1,735,983
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,455,000	1,738,638
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	1,285,000	1,531,848
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	1,490,000	1,771,103
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	2,475,000	2,934,682
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 3.25%, 12/01/2039	7,810,000	8,040,004
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., “C”, 4.75%, 10/01/2050 (u)	13,540,000	15,504,383
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2035	265,000	315,782
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2035	1,180,000	1,524,348
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2036	1,315,000	1,561,023
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2036	1,580,000	2,033,586
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2037	1,185,000	1,401,713
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2037	1,580,000	2,026,603
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2038	1,580,000	1,863,326
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2038	1,690,000	2,161,341

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2039	$1,600,000	$ 1,882,112
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2039	1,580,000	2,015,385
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2040	1,740,000	2,036,583
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2040	1,185,000	1,507,865
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2045	6,040,000	6,982,119
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	3,220,000	4,034,918
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2050	7,650,000	8,777,457
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2050	2,225,000	2,770,548
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	4,490,000	5,625,880
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2029	3,270,000	3,911,247
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2031	2,180,000	2,588,161
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	4,395,000	5,310,742
New Jersey Transportation Trust Fund Authority, Transportation Program, “AA”, 5%, 6/15/2038	2,500,000	2,789,825
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5.25%, 12/15/2021	2,930,000	3,055,316
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2035	5,000,000	6,189,450
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2036	5,000,000	6,170,050
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	625,000	781,563
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	625,000	757,363
New Jersey Transportation Trust Fund Authority, Transportation System, “C”, 5%, 6/15/2042 (Prerefunded 6/15/2021)	3,350,000	3,409,730
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “A”, 0%, 12/15/2037	50,000,000	32,714,000
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2028	16,430,000	14,571,438

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2035	$4,750,000	$ 3,452,585
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2036	12,405,000	8,720,467
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	4,765,000	3,973,343
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NATL, 0%, 12/15/2027	9,360,000	8,522,374
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NATL, 0%, 12/15/2031	15,000,000	12,288,150
New Jersey Turnpike Authority, Turnpike Rev., “A”, 4%, 1/01/2042 (w)	2,660,000	3,197,586
New Jersey Turnpike Authority, Turnpike Rev., “A”, 4%, 1/01/2051 (w)	2,230,000	2,645,783
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2023	7,035,000	7,627,769
State of New Jersey, COVID-19 General Obligation, “A”, 5%, 6/01/2024	3,520,000	4,052,365
State of New Jersey, COVID-19 General Obligation, “A”, 5%, 6/01/2027	20,195,000	25,463,875
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2030	14,070,000	17,472,970
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2031	4,395,000	5,524,998
		$416,485,780
New Mexico - 0.1%
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 4%, 9/01/2040	$575,000	$ 664,568
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	1,385,000	1,542,281
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “C”, FNMA, 4%, 1/01/2049	2,830,000	3,143,564
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2034	355,000	396,134
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2039	275,000	303,724
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2044	285,000	312,132
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2049	735,000	801,980
		$7,164,383

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - 6.7%
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2050	$410,000	$ 469,475
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	1,000,000	1,115,830
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	2,035,000	2,273,339
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “A”, 6.25%, 7/01/2046 (n)	1,315,000	1,434,310
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “B”, 5%, 7/01/2021 (n)	100,000	99,936
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/2033	3,860,000	4,023,741
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	4,025,000	4,182,015
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, “C”, 0% to 1/01/2024, 5.625% to 1/01/2055	8,890,000	9,639,516
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	2,000,000	2,004,080
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, Unrefunded Balance, 5.75%, 2/15/2047	1,210,000	1,215,215
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 4%, 11/01/2032	535,000	584,964
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-1”, 5%, 5/15/2022	6,545,000	6,880,497
Metropolitan Transportation Authority, NY, Transportation Rev., “A”, 4%, 11/15/2052	2,175,000	2,461,143
Metropolitan Transportation Authority, NY, Transportation Rev., “C-1”, 5.25%, 11/15/2055	4,780,000	5,996,653
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 4%, 7/01/2050	2,470,000	2,914,081
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	785,000	879,765
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	2,130,000	2,364,108
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	990,000	1,090,960
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033 (n)	800,000	945,720
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035 (n)	1,500,000	1,759,935

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2040 (n)	$1,000,000	$ 1,131,480
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	620,000	644,732
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	23,495,000	34,288,368
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	21,300,000	23,114,973
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040 (n)	5,850,000	6,478,290
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2021	2,665,000	2,712,650
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	8,340,000	8,485,450
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	5,220,000	5,298,404
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.25%, 8/01/2031	2,235,000	2,603,708
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.375%, 8/01/2036	3,500,000	4,073,160
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 10/01/2030	3,665,000	4,337,931
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2031	10,485,000	12,677,204
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	4,100,000	4,931,234
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2035	1,415,000	1,773,646
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,270,000	1,416,837

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2040	$4,000,000	$ 4,940,760
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4.375%, 10/01/2045	19,055,000	22,229,563
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2030	395,000	518,536
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2034	710,000	920,330
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2035	345,000	444,225
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2036	55,000	70,670
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2037	570,000	731,339
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2039	570,000	676,698
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2040	615,000	721,998
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2041	950,000	1,111,994
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2042	320,000	375,498
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2029	640,000	837,094
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2030	525,000	698,208
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2031	580,000	771,725

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2033	$1,685,000	$ 2,207,923
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2034	1,555,000	2,060,266
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2035	580,000	765,809
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2036	1,055,000	1,367,681
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2037	1,265,000	1,660,262
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2038	295,000	385,730
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4, John F. Kennedy International Airport Project), 4%, 12/01/2038	235,000	275,030
New York Urban Development Corp., State Personal Income Tax Rev., “E”, 3%, 3/15/2047	1,460,000	1,564,259
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “E”, 3.5%, 2/15/2048	2,308,324	2,369,933
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	46,653,261	49,092,293
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	975,000	1,203,647
New York, NY, Industrial Development Agency Pilot Refunding Rev., (Yankee Stadium Project), “A”, AGM, 4%, 3/01/2045	945,000	1,119,504
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,075,000	1,129,524
New York, NY, Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), “A”, 4%, 12/01/2035	260,000	317,205
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), “A”, 5%, 12/01/2031	350,000	472,959
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), “A”, 5%, 12/01/2032	1,160,000	1,558,205

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), “A”, 4%, 12/01/2034	$965,000	$ 1,183,476
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 4.75%, 11/01/2042 (n)	6,865,000	7,211,339
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046	6,800,000	6,867,456
Port Authority of NY & NJ (214th Series), 4%, 9/01/2037	2,780,000	3,281,151
Port Authority of NY & NJ (214th Series), 4%, 9/01/2039	1,245,000	1,462,240
Port Authority of NY & NJ (214th Series), 4%, 9/01/2043	2,015,000	2,342,055
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	1,570,000	1,837,261
Port Authority of NY & NJ (221st Series), 4%, 7/15/2050	5,930,000	6,905,011
Port Authority of NY & NJ (221st Series), 4%, 7/15/2055	8,220,000	9,483,989
Port Authority of NY & NJ (223th Series), 5%, 7/15/2033 (w)	1,025,000	1,385,974
Port Authority of NY & NJ (223th Series), 4%, 7/15/2034 (w)	1,170,000	1,442,715
Port Authority of NY & NJ (223th Series), 4%, 7/15/2035 (w)	1,200,000	1,471,044
Port Authority of NY & NJ (223th Series), 4%, 7/15/2036 (w)	730,000	890,527
Port Authority of NY & NJ (223th Series), 4%, 7/15/2037 (w)	1,595,000	1,938,659
Port Authority of NY & NJ (223th Series), 4%, 7/15/2038 (w)	3,195,000	3,864,321
Port Authority of NY & NJ (223th Series), 4%, 7/15/2039 (w)	2,130,000	2,571,379
Port Authority of NY & NJ (223th Series), 4%, 7/15/2040 (w)	930,000	1,119,683
Port Authority of NY & NJ (226th Series), 5%, 10/15/2030 (w)	985,000	1,296,309
Port Authority of NY & NJ (226th Series), 5%, 10/15/2032 (w)	650,000	861,192
Port Authority of NY & NJ (226th Series), 5%, 10/15/2033 (w)	770,000	1,015,191
Port Authority of NY & NJ (226th Series), 5%, 10/15/2034 (w)	1,280,000	1,678,246
Port Authority of NY & NJ (226th Series), 5%, 10/15/2035 (w)	1,175,000	1,532,776
Port Authority of NY & NJ (226th Series), 5%, 10/15/2036 (w)	1,225,000	1,591,875
Port Authority of NY & NJ (226th Series), 5%, 10/15/2037 (w)	1,730,000	2,238,897
Port Authority of NY & NJ (226th Series), 5%, 10/15/2038 (w)	3,410,000	4,399,787
Port Authority of NY & NJ (226th Series), 5%, 10/15/2039 (w)	2,530,000	3,251,050
Port Authority of NY & NJ (226th Series), 5%, 10/15/2040 (w)	2,480,000	3,177,897
Port Authority of NY & NJ (226th Series), 5%, 10/15/2041 (w)	2,025,000	2,589,610
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2028	1,905,000	2,018,786
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2029	2,955,000	3,115,191
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2030	2,135,000	2,239,999
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2031	5,765,000	6,024,886

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2032	$7,900,000	$ 8,234,644
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2033	4,600,000	4,784,460
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2034	17,535,000	18,175,027
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	13,015,000	13,455,037
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	4,435,000	4,576,964
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	825,000	1,005,427
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	410,000	498,039
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	3,020,000	3,524,853
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 1%, 1/01/2032 (Put Date 2/01/2024) (w)	2,890,000	2,890,000
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	2,590,000	2,538,537
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 5%, 9/15/2037	7,780,000	7,736,121
		$428,611,299
North Carolina - 0.9%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	$1,040,000	$ 1,114,443
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	1,320,000	1,420,888
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	765,000	814,947
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2040	975,000	1,184,976
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2045	925,000	1,111,249
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2050	595,000	710,680

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), “A”, 4%, 11/01/2052	$11,615,000	$ 13,507,896
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2040	1,075,000	1,209,407
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2045	1,000,000	1,114,140
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2026	3,585,000	3,937,011
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2030	1,500,000	1,630,740
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2039	1,540,000	1,715,652
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2044	1,030,000	1,137,666
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,700,000	2,899,125
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,265,000	1,308,478
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041	1,745,000	1,819,913
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046	1,815,000	1,880,104
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	505,000	581,316
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	990,000	1,131,491
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,015,000	2,295,951
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	805,000	915,921
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., 5%, 1/01/2049	7,505,000	9,261,245
University of North Carolina at Wilmington (Student Housing Projects), 5%, 6/01/2029	1,190,000	1,369,845
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	955,000	1,063,364
		$55,136,448

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Dakota - 0.4%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	$215,000	$ 226,595
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “B”, 4%, 1/01/2036	615,000	652,497
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “D”, 4.25%, 1/01/2049 (u)	6,075,000	6,766,639
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	5,445,000	6,376,258
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	3,050,000	3,536,200
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2048	710,000	807,987
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2053	5,310,000	6,015,593
		$24,381,769
Ohio - 5.2%
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev., 4%, 11/15/2034	$515,000	$ 612,098
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev., 4%, 11/15/2035	515,000	609,976
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev., 4%, 11/15/2036	515,000	607,659
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev., 4%, 11/15/2038	380,000	444,520
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev. (Summa Health Obligated Group), 5%, 11/15/2032	385,000	501,894
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/2042	3,440,000	3,797,932
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037 (Prerefunded 6/01/2022)	14,535,000	15,713,062
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2031	2,200,000	2,976,688
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2034	1,100,000	1,459,678
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2035	550,000	726,451
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	1,720,000	2,256,623
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2038	45,000	54,499

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2039	$550,000	$ 663,976
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	7,290,000	8,464,638
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	72,685,000	84,694,016
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	76,490,000	12,205,509
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2035	1,500,000	1,733,385
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2036	2,000,000	2,304,780
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2037	1,250,000	1,437,175
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2037	920,000	986,231
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2047	2,480,000	2,613,573
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2050	915,000	962,644
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), “B”, 7%, 5/15/2040	1,045,000	1,047,477
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2037	1,250,000	1,455,987
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2042	3,915,000	4,504,442
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	5,240,000	5,892,537
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.25%, 2/15/2047	3,160,000	3,718,909
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2057	3,355,000	3,807,019
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	14,395,000	16,998,912
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2040	860,000	915,324
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2045	1,295,000	1,359,633
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 5%, 9/01/2049	1,725,000	1,962,015
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2034	1,380,000	1,532,863

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2044	$2,055,000	$ 2,251,109
Franklin County, OH, Hospital Facilities Rev. (OhioHealth Corp.), “A”, 4%, 5/15/2047	5,710,000	6,474,283
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042	7,920,000	8,715,881
Hickory Chase, OH, Community Authority Infrastructure Improvement Rev. (Hickory Chase Project), “A”, 5%, 12/01/2040 (n)	1,955,000	2,089,348
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/2043	460,000	461,495
Lucas County, OH, Hospital Rev. (Promedica Healthcare), “A”, 5.25%, 11/15/2048	2,215,000	2,576,311
Miami County, OH, Hospital Facilities Rev. (Kettering Health), “A”, 5%, 8/01/2049	13,945,000	17,152,211
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2041 (w)	3,455,000	3,891,436
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2047	1,910,000	2,202,039
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 4%, 8/01/2041 (w)	390,000	466,147
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 4%, 8/01/2051 (w)	980,000	1,148,658
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 4%, 11/15/2038	5,490,000	6,222,037
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 4%, 11/15/2042	1,575,000	1,765,307
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 5%, 11/15/2035	1,000,000	1,236,660
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028 (n)	5,600,000	6,244,056
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038 (n)	2,325,000	2,608,394
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048 (n)	3,115,000	3,512,412
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5%, 12/01/2038	1,360,000	1,477,246
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2043	1,390,000	1,514,516
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2048	1,600,000	1,737,712

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.5%, 12/01/2053	$1,000,000	$ 1,099,230
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2035	1,495,000	1,942,648
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2038	1,425,000	1,833,861
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2039	1,505,000	1,932,014
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2042	2,575,000	3,276,018
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2048 (u)	8,770,000	9,839,501
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2049 (u)	12,245,000	13,831,462
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2035	825,000	1,021,350
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2037	675,000	760,043
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2038	660,000	739,741
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2040	725,000	808,447
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,691,540
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	8,945,603
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,865,000	9,044,042
Ohio Turnpike & Infrastructure Commission Turnpike Rev., “A”, 5%, 2/15/2046 (w)	7,000,000	9,245,950
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/2027	2,915,000	2,919,810
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	380,000	381,391
		$334,082,034

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - 0.9%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$600,000	$ 610,404
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise, “A”, 8.5%, 8/25/2026 (Prerefunded 8/25/2021) (n)	2,105,000	2,202,293
Norman, OK, Regional Hospital Authority Rev., 4%, 9/01/2045	2,850,000	3,146,657
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	3,015,000	3,610,191
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,390,000	1,530,056
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2029	695,000	852,466
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2033	3,525,000	4,246,603
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2038	4,935,000	5,869,097
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	4,280,000	5,120,806
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	4,930,000	5,855,953
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2052	11,495,000	13,796,989
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2057	2,805,000	3,348,805
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), “A”, 4.75%, 9/01/2048	3,625,000	4,116,042
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	660,000	736,996
		$55,043,358
Oregon - 0.6%
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2040 (n)	$1,000,000	$ 1,082,940
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.25%, 11/15/2050 (n)	2,000,000	2,152,940
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.375%, 11/15/2055 (n)	3,000,000	3,238,800
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “B-2”, 2.75%, 11/15/2025 (n)	1,050,000	1,060,531
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029	655,000	674,381
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	1,100,000	1,203,873
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040	815,000	838,448

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), “A”, 5%, 8/15/2045	$2,360,000	$ 3,041,639
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), “A”, 4%, 8/15/2050	1,665,000	1,926,655
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), “A”, 5%, 8/15/2050	1,575,000	2,021,670
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), “A”, AGM, 4%, 8/15/2045	4,330,000	5,163,265
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2040	830,000	1,045,161
Oregon Housing & Community Services Department Mortgage Rev. (Single-Family Mortgage Program), “D”, 4.75%, 1/01/2050 (u)	10,765,000	12,166,603
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,160,000	1,373,243
		$36,990,149
Pennsylvania - 6.3%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$7,630,000	$ 8,694,385
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028 (n)	900,000	1,076,589
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033 (n)	765,000	891,577
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042 (n)	2,175,000	2,519,259
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042 (n)	6,700,000	7,700,980
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2032 (n)	2,505,000	2,886,937
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042 (n)	1,990,000	2,258,769
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	1,110,000	1,156,687
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	4,605,000	4,782,845
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 4%, 11/01/2038	990,000	1,029,610
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 4%, 11/01/2047	620,000	634,396

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2047	$9,100,000	$ 10,075,793
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2050	19,225,000	21,185,373
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A”, 5%, 2/01/2021	335,000	335,000
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B”, 5%, 2/01/2040 (Put Date 2/01/2030)	2,690,000	3,193,702
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B-1”, 5%, 2/01/2040 (Put Date 2/01/2025)	2,940,000	3,290,742
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B-2”, 5%, 2/01/2040 (Put Date 2/01/2027)	5,375,000	6,236,774
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	460,000	559,898
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	10,695,000	12,378,072
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2032	275,000	317,248
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2033	330,000	378,870
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2034	415,000	474,229
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2035	400,000	455,304
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2036	215,000	244,363
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 5%, 12/01/2051	2,600,000	2,672,748
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	815,000	860,322
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	1,000,000	1,037,690
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	1,730,000	1,789,460
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	885,000	1,005,723
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	2,040,000	2,318,725
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2051	610,000	691,514

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2037	$1,735,000	$ 1,846,838
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	1,395,000	1,765,205
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	1,195,000	1,503,824
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	605,000	758,737
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2022	1,440,000	1,490,371
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2023	745,000	798,104
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033 (Prerefunded 1/01/2025)	335,000	382,208
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033	2,050,000	2,177,325
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038 (Prerefunded 1/01/2025)	40,000	47,190
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038	345,000	381,987
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2022	220,000	229,533
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2023	110,000	119,925
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	1,335,000	1,445,805
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2048	715,000	800,636
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	765,000	816,668
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	770,000	883,383
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	330,000	339,052
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	420,000	429,996
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	325,000	330,281

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	$180,000	$ 182,698
Erie County, PA, Water Authority Rev., “D”, BAM, 4%, 12/01/2038	750,000	891,368
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2029	195,000	219,459
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2032	1,250,000	1,382,075
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2038	2,795,000	3,042,749
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2039	385,000	417,328
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2043	3,685,000	3,970,440
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2048	3,730,000	3,993,972
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2049	510,000	545,741
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2053	3,660,000	3,906,245
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	6,045,000	6,481,509
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2046	3,450,000	3,653,619
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2051	5,280,000	5,555,669
Lancaster County, PA, Hospital Authority Health System Rev. (Saint Anne's Retirement Community, Inc. Project), 5%, 3/01/2050	500,000	538,255
Lehigh County, PA, Hospital Authority Rev. (Lehigh Valley Health Network), “A”, 4%, 7/01/2049	10,125,000	11,740,342
Lehigh County, PA, Water & Sewer Authority Rev., “A”, 5%, 12/01/2043	3,620,000	4,022,327
Lehigh County, PA, Water & Sewer Authority Rev., “A”, 5%, 12/01/2043 (Prerefunded 12/01/2023)	4,115,000	4,665,957
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	6,760,000	8,073,671
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	1,305,000	1,614,755
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	2,765,000	3,141,842
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	2,635,000	2,973,439

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2051	$4,795,000	$ 5,398,019
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2048	8,850,000	10,666,816
Montgomery County, PA, Industrial Development Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “C”, 5%, 11/15/2045	1,525,000	1,839,760
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	8,275,000	8,695,370
Montour County, PA, Geisinger Authority Health System Rev., “A”, 4%, 4/01/2039	3,680,000	4,421,078
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	3,915,000	4,179,850
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2044	1,810,000	2,112,451
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2049	1,095,000	1,273,310
Pennsylvania Economic Development Financing Authority Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	2,010,000	2,399,518
Pennsylvania Economic Development Financing Authority Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	9,950,000	11,733,438
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 0.2%, 4/01/2034 (Put Date 4/15/2021)	1,890,000	1,890,189
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “B”, 0.2%, 4/01/2049 (Put Date 4/15/2021)	1,680,000	1,680,168
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 4%, 5/01/2040	1,440,000	1,689,106
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041 (Prerefunded 11/01/2021)	1,545,000	1,615,236
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033 (u)	5,705,000	6,286,225
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028 (Prerefunded 4/01/2022)	1,740,000	1,837,892
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2032	11,030,000	13,464,652

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Turnpike Commission Rev., “A”, 5%, 12/01/2044	$2,590,000	$ 3,348,171
Philadelphia, PA, Authority for Industrial Development Charter School Rev. (Philadelphia Performing Arts: A String Theory Charter School Project), 5%, 6/15/2050 (n)	1,700,000	1,953,742
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	1,065,000	1,101,636
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2042	1,950,000	2,013,004
Philadelphia, PA, Authority for Industrial Development Rev. (Kipp Charter School Project), “B”, 4%, 4/01/2026	1,255,000	1,321,703
Philadelphia, PA, Authority for Industrial Development Rev. (Kipp Charter School Project), “B”, 5%, 4/01/2046	3,500,000	3,811,430
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	885,000	993,351
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	2,515,000	2,797,082
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,910,000	2,157,880
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	3,310,000	3,713,522
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2030	550,000	663,520
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2040	600,000	725,796
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2050	575,000	680,053
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	1,145,000	1,270,412
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	1,975,000	2,197,029
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	850,000	940,661
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	1,670,000	1,843,413
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	895,000	1,073,275
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	3,135,000	3,705,601
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2037	2,655,000	3,147,556

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2058	$10,580,000	$ 12,276,926
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.25%, 12/01/2047 (n)	3,245,000	3,415,979
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.5%, 12/01/2058 (n)	4,690,000	4,959,816
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	2,290,000	2,414,370
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	3,665,000	3,811,527
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	3,790,000	3,913,592
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	8,405,000	10,138,447
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	405,000	509,640
Philadelphia, PA, School District, “A”, 5%, 9/01/2035	1,540,000	1,920,596
Philadelphia, PA, School District, “A”, 4%, 9/01/2036	2,045,000	2,410,155
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	510,000	634,568
Philadelphia, PA, School District, “A”, 4%, 9/01/2037	1,560,000	1,827,649
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	510,000	632,905
Philadelphia, PA, School District, “A”, 4%, 9/01/2038	2,410,000	2,809,723
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	510,000	631,421
Philadelphia, PA, School District, “A”, 4%, 9/01/2039	1,260,000	1,463,540
Philadelphia, PA, School District, “B”, 5%, 9/01/2043	1,525,000	1,856,367
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	980,000	1,179,636
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	245,000	294,321
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2033	785,000	1,127,134
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 4%, 9/01/2035	390,000	476,155
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2044	2,615,000	3,314,434
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	10,015,000	10,579,546
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	3,000,000	3,469,080

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2044	$2,555,000	$ 2,927,008
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2046	3,920,000	4,471,034
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2048	2,685,000	3,053,033
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	395,000	401,292
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	355,000	378,011
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2030	395,000	437,763
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2035	390,000	426,910
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 4%, 7/01/2025	395,000	440,299
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 5%, 7/01/2027	630,000	762,691
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 5%, 7/01/2029	710,000	887,230
		$401,588,825
Puerto Rico - 9.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	$7,680,000	$ 7,733,376
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	8,365,000	8,687,889
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	630,000	638,259
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	27,620,000	30,347,475
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	11,750,000	13,080,217
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, AGM, 5%, 7/01/2032	1,130,000	1,170,036
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	8,340,000	9,180,672
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	3,345,000	3,677,225
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	2,140,000	2,362,367

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	$5,265,000	$ 5,830,882
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	3,395,000	3,463,647
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NATL, 5%, 7/01/2038	810,000	820,619
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	750,000	773,070
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	61,430,000	44,843,900
Commonwealth of Puerto Rico, Public Improvement, AAC, 4.5%, 7/01/2023	305,000	305,482
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	12,830,000	13,511,401
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2021	875,000	882,228
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	1,345,000	1,372,169
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	3,665,000	3,770,002
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	11,555,000	11,706,486
Puerto Rico Electric Aqueduct and Sewer Authority Rev., “A”, 5%, 7/01/2030 (n)	20,000,000	24,505,600
Puerto Rico Electric Aqueduct and Sewer Authority Rev., “A”, 5%, 7/01/2035 (n)	10,000,000	12,064,100
Puerto Rico Electric Aqueduct and Sewer Authority Rev., “A”, 5%, 7/01/2047 (n)	5,000,000	5,939,450
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	22,920,000	19,539,300
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	2,960,000	2,523,400
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	1,055,000	899,388
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	500,000	426,875
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	6,605,000	5,639,019
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	525,000	430,500
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	8,560,000	7,297,400
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	14,825,000	12,638,312

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	$555,000	$ 556,188
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	2,345,000	2,350,042
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	2,950,000	2,507,500
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	2,165,000	2,223,736
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	380,000	382,778
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022	1,150,000	1,159,108
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	240,000	243,146
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	260,000	263,409
Puerto Rico Electric Power Authority Rev., “RR”, AGM, 5%, 7/01/2028	185,000	191,832
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2021	2,010,000	2,021,417
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	695,000	700,504
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	280,000	280,767
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	2,425,000	2,067,313
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	3,275,000	2,791,938
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	425,000	362,313
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	11,890,000	10,136,225
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	1,230,000	1,246,125
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	65,000	65,852
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	490,000	507,797
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	1,705,000	1,709,501
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	8,935,000	9,895,334

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	$475,000	$ 505,452
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2026	1,070,000	1,144,772
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	3,765,000	4,094,136
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	5,250,000	5,740,193
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	21,245,000	23,452,568
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2034	630,000	701,896
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	445,000	380,475
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	1,010,000	862,288
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	4,720,000	3,870,400
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	5,265,000	4,494,994
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	1,180,000	1,007,425
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	3,655,000	3,120,456
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	15,500,000	15,887,500
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	4,530,000	4,677,225
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	4,780,000	4,889,080
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	25,000	24,983

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	$570,000	$ 570,450
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	195,000	194,799
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	645,000	653,675
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	200,000	199,788
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,645,000	2,677,428
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	980,000	978,804
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	1,330,000	1,347,623
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	1,155,000	1,153,637
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	1,625,000	1,649,375
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	525,000	528,449
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	1,330,000	1,349,950

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	$5,450,000	$ 5,813,079
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	11,530,000	12,510,857
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	1,145,000	1,259,511
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	9,895,000	10,988,002
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2028	1,075,000	1,201,280
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2037	8,455,000	4,179,476
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2043	2,295,000	865,766
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2044	7,350,000	2,652,542
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	325,000	336,817
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, AGM, 5%, 7/01/2036	735,000	758,300
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	6,225,000	6,605,410
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2023	3,400,000	3,603,592
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	1,470,000	1,512,116
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	600,000	617,190
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, AGM, 5%, 7/01/2032	690,000	716,634
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	1,542,000	1,727,086
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	95,138,000	108,239,454
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	31,098,000	34,372,308
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	298,000	329,269
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	4,051,000	4,545,181
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	446,000	424,333

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	$2,598,000	$ 2,338,096
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	825,000	703,659
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	20,100,000	15,832,368
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	20,115,000	14,663,835
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	35,757,000	11,270,606
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	595,000	602,800
		$632,550,959
Rhode Island - 0.0%
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	$55,000	$ 56,329
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	1,905,000	1,998,878
		$2,055,207
South Carolina - 0.9%
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4%, 11/01/2030 (n)	$425,000	$ 475,860
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.25%, 11/01/2040 (n)	1,000,000	1,107,650
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.375%, 11/01/2049 (n)	500,000	552,530
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,130,000	4,444,458
South Carolina Jobs & Economic Development Authority, 5%, 4/01/2048	1,500,000	1,605,675
South Carolina Jobs & Economic Development Authority, 5.25%, 4/01/2053	4,060,000	4,372,336
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2021	995,000	1,002,303
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	805,000	817,824
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2037	925,000	978,252
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036 (n)	5,735,000	6,043,600

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 4%, 11/01/2029	$3,240,000	$ 3,580,686
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2033	3,570,000	4,056,234
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	1,380,000	1,558,710
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2042	3,515,000	3,946,431
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2046	1,905,000	2,113,293
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), “A”, 5%, 5/01/2048	9,330,000	11,136,568
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	2,655,000	2,851,762
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	2,610,000	2,800,243
South Carolina Ports Authority Rev., 5.25%, 7/01/2050 (Prerefunded 7/01/2025)	1,485,000	1,800,518
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2048	1,330,000	1,593,021
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, AGM, 4%, 4/15/2045	1,200,000	1,394,520
		$58,232,474
South Dakota - 0.1%
South Dakota Housing Development Authority, Homeownership Mortgage, “A”, 3%, 11/01/2051 (w)	$3,445,000	$ 3,841,106
Tennessee - 0.7%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045 (Prerefunded 1/01/2023)	$2,270,000	$ 2,485,650
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	390,000	446,375
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	590,000	729,700

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	$295,000	$ 361,584
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	680,000	810,077
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2031	800,000	949,872
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	1,380,000	1,615,400
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2040	10,535,000	12,648,637
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2034	240,000	283,601
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2039	310,000	361,097
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2040	3,000,000	3,445,860
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/2034	500,000	542,515
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2044	1,000,000	1,078,920
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	2,105,000	2,266,012
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4%, 1/01/2043	1,995,000	2,199,069
Tennessee Housing Development Agency, Residential Finance Program Rev., “3”, 4.25%, 7/01/2049	2,365,000	2,636,762
Tennessee Housing Development Agency, Residential Finance Program Rev., “4”, 4.5%, 7/01/2049 (u)	11,085,000	12,547,333
		$45,408,464
Texas - 5.8%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2030 (n)	$945,000	$ 988,536
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2040 (n)	1,810,000	1,844,100
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2050 (n)	4,810,000	4,861,756

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	$820,000	$ 915,989
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	3,680,000	4,066,952
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2038	1,060,000	1,145,733
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2048	1,750,000	1,864,257
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2053	1,695,000	1,800,632
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2037	800,000	1,004,496
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2038	655,000	820,106
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2043	3,400,000	4,206,854
Austin, TX, Airport System Rev., “B”, 5%, 11/15/2041	930,000	1,101,148
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	890,000	985,497
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,325,000	1,450,186
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	260,000	263,128
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	615,000	609,391
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	400,000	399,192
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	585,000	587,445
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 2.35%, 4/01/2040	1,000,000	986,200
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 3%, 4/01/2040	1,100,000	1,086,767
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045	1,315,000	1,498,232
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	845,000	942,995
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/2041 (Prerefunded 8/15/2021)	695,000	715,774
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	1,850,000	2,045,360
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	250,000	259,238

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$4,370,000	$ 4,685,121
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	1,860,000	2,009,265
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2033	550,000	685,097
Ector County, TX, Hospital District General Obligation Refunding, 4%, 9/15/2034	1,270,000	1,448,702
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	2,845,000	2,896,494
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	875,000	875,928
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/2043 (Prerefunded 1/01/2023)	2,265,000	2,548,329
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	1,425,000	1,557,311
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	185,000	201,669
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	450,000	489,587
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2034	5,165,000	3,118,059
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2038	40,280,000	18,815,996
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	745,000	336,718
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	1,865,000	648,199
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/2038	7,680,000	7,942,502
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	4,655,000	4,874,669
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	160,000	173,048
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project) “A”, 5%, 7/01/2027	730,000	843,333
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects) “B-2”, 5%, 7/15/2027	1,005,000	1,161,619
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	16,260,000	17,904,049

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	$100,000	$ 100,319
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2044	1,290,000	1,497,587
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2035	190,000	213,526
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2037	285,000	317,898
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2038	310,000	344,906
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2043	565,000	620,669
Mission, TX, Economic Development Corp. (NatGasoline Project), 4.625%, 10/01/2031 (n)	4,240,000	4,531,373
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2038	460,000	543,881
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2048	1,905,000	2,215,267
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,685,000	1,948,787
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 3.375%, 8/15/2029 (n)	780,000	792,363
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2039 (n)	2,030,000	2,140,797
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2049 (n)	1,555,000	1,627,618
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Cumberland Academy), “A”, 5%, 8/15/2040 (n)	3,500,000	3,748,710
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Cumberland Academy), “A”, 5%, 8/15/2050 (n)	3,000,000	3,187,200
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2037	2,000,000	2,178,180
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2042	3,000,000	3,250,440
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5%, 11/15/2026	295,000	295,419

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.375%, 11/15/2036	$420,000	$ 394,640
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2046	835,000	751,275
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2052	960,000	843,120
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 3%, 1/01/2024	210,000	209,242
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 4%, 1/01/2029	440,000	448,369
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	1,325,000	1,400,233
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2039	465,000	490,133
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	1,420,000	1,484,894
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	1,470,000	1,531,784
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2050	550,000	570,713
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2055	2,050,000	2,120,294
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	230,000	238,257
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	1,170,000	1,088,158
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2051	3,205,000	3,207,884

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030 (Prerefunded 4/01/2025)	$310,000	$ 366,708
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035 (Prerefunded 4/01/2025)	310,000	366,708
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047 (Prerefunded 4/01/2025)	770,000	910,856
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	1,295,000	1,394,521
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035 (n)	1,530,000	1,734,653
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045 (n)	2,250,000	2,531,362
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2033	155,000	159,165
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2038	385,000	394,094
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2048	1,155,000	1,178,123
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2032	595,000	611,315
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2037	655,000	670,825
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2042	785,000	801,846
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5.25%, 6/15/2048	1,435,000	1,468,479
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	3,655,000	3,793,488
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	9,200,000	9,561,836
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “B”, 6%, 1/01/2025 (n)	10,945,000	10,913,041
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	9,170,000	10,311,115
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.5%, 11/15/2034	1,075,000	1,177,791

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.75%, 11/15/2044	$1,970,000	$ 2,148,167
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 8%, 11/15/2049	1,680,000	1,842,607
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/2027	4,000,000	5,107,040
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2029	545,000	718,910
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2030	680,000	888,672
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2031	540,000	701,066
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2032	540,000	696,638
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2028	830,000	1,064,940
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2029	810,000	1,057,082
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2030	675,000	872,741
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2031	485,000	622,968
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2032	595,000	759,434
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2024	1,095,000	1,214,596
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,500,000	1,675,290
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	3,345,000	3,686,524
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	5,210,000	5,692,967
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 5.625%, 11/15/2041 (a)(d)	2,750,000	1,650,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.25%, 11/15/2035 (a)(d)	845,000	507,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.5%, 11/15/2045 (a)(d)	3,750,000	2,250,000

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), 5.25%, 11/15/2047	$2,565,000	$ 2,524,909
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “A”, 5%, 11/15/2030	2,000,000	2,020,180
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “A”, 5%, 11/15/2035	2,350,000	2,332,845
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “A”, 5%, 11/15/2045	2,515,000	2,398,027
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “B”, 5%, 11/15/2030	3,855,000	3,893,897
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “B”, 5%, 11/15/2036	5,105,000	5,017,143
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 5.75%, 12/01/2054	21,598,048	22,848,575
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	660,000	721,037
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, 4.75%, 1/01/2049 (u)	6,405,000	7,286,648
Texas Department of Housing & Community Affairs Single Family Mortgage Rev., “A”, 4.75%, 3/01/2049 (u)	3,490,000	3,923,667
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2030 (w)	5,860,000	7,825,210
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2031 (w)	5,325,000	7,226,344
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2032 (w)	5,330,000	7,329,816
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), 5%, 6/30/2058	35,875,000	43,640,144
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,375,000	1,584,632
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,105,000	1,264,927

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	$4,605,000	$ 2,531,322
Texas Transportation Commission, State Highway 249 System Rev., “A”, 5%, 8/01/2057	5,725,000	6,717,887
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2037	640,000	359,699
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2038	470,000	250,111
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2039	520,000	262,288
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2040	520,000	247,614
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2041	1,040,000	467,990
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2042	1,430,000	608,265
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2043	1,170,000	471,346
		$369,256,686
Utah - 0.3%
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2036 (n)	$1,530,000	$ 1,632,923
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046 (n)	1,285,000	1,352,064
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), “A”, 3.5%, 2/15/2026 (n)	270,000	273,942
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2039	400,000	492,168
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2044	355,000	431,332
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2049	650,000	784,160
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “H”, GNMA, 4.5%, 8/21/2049	1,713,093	1,846,029
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “I”, GNMA, 4%, 9/21/2049	3,567,841	3,833,538
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, “G”, GNMA, 4.5%, 7/21/2049	3,927,179	4,229,454
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, “G”, GNMA, 3.5%, 2/21/2050	4,528,068	4,856,806
		$19,732,416

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$1,990,000	$ 2,060,346
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	4,645,000	4,815,100
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028) (n)	2,445,000	2,820,430
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.625%, 6/15/2029	425,000	456,709
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.75%, 6/15/2030	470,000	504,512
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2033	430,000	461,420
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2034	470,000	503,281
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4.375%, 6/15/2046	755,000	789,972
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4%, 6/15/2047	1,740,000	1,804,415
		$14,216,185
Virginia - 1.1%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$4,615,000	$ 4,851,011
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	981,912	85,917
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023 (n)	330,000	334,986
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028 (n)	580,000	618,100
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037 (n)	1,105,000	1,199,002
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045 (n)	3,865,000	4,069,884
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045 (n)	960,000	1,039,238
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045 (n)	1,780,000	1,854,529
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2032	1,140,000	1,326,698
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2034	490,000	565,867
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2030 (n)	2,810,000	3,051,323

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	$2,590,000	$ 2,778,189
Virginia Small Business Financing Authority Rev., 5%, 6/01/2047	1,500,000	1,582,320
Virginia Small Business Financing Authority Rev., 5%, 6/01/2052	3,880,000	4,088,434
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2049	1,655,000	1,715,987
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	4,975,000	5,302,902
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	9,705,000	10,174,334
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2036	2,500,000	2,877,225
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2037	2,750,000	3,151,197
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2038	3,000,000	3,424,500
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2039	3,500,000	3,980,165
Virginia Small Business Financing Authority Rev. (The Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2040	1,965,000	2,227,328
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038) (n)	715,000	751,794
Virginia Small Business Financing Authority Senior Lien Rev. (95 Express Lanes LLC Project), 5%, 1/01/2044	7,855,000	8,146,656
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2021 (a)(d)	769,496	77
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/2021 (a)(d)	6,569,571	657
		$69,198,320
Washington - 1.3%
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	$2,675,000	$ 3,135,127
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	3,415,000	3,950,916
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	6,565,000	7,451,538

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5%, 1/01/2032 (n)	$2,220,000	$ 2,553,599
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5.25%, 1/01/2038 (n)	2,500,000	2,857,200
Kalispel Tribe Indians, WA, Priority District Rev., “B”, 5%, 1/01/2032 (n)	700,000	805,189
Kalispel Tribe Indians, WA, Priority District Rev., “B”, 5.25%, 1/01/2038 (n)	900,000	1,028,592
Port of Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/2030	4,000,000	4,294,680
Seattle, WA, Municipal Light & Power Improvement Rev., “C”, 4%, 9/01/2037	7,000,000	8,193,010
Seattle, WA, Port Rev., 4%, 4/01/2044	2,175,000	2,444,047
Washington Health Care Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	5,000,000	6,183,900
Washington Health Care Facilities Authority Rev. (Seattle Cancer Care Alliance), 5%, 9/01/2055	3,640,000	4,630,881
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,775,000	2,142,957
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,805,000	2,168,455
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2038 (n)	830,000	871,898
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2048 (n)	1,420,000	1,467,002
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2053 (n)	1,375,000	1,416,126
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 4%, 7/01/2028 (n)	225,000	238,766
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2033 (n)	225,000	245,943
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2038 (n)	325,000	352,716
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2048 (n)	450,000	484,133
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036 (n)	2,460,000	2,653,700
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046 (n)	4,675,000	4,980,698

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051 (n)	$2,970,000	$ 3,158,595
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2036 (n)	1,000,000	1,048,710
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041 (n)	2,000,000	2,078,660
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046 (n)	2,385,000	2,464,778
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051 (n)	3,635,000	3,747,758
Washington State Convention Center Public Facilities District, Lodging Tax, 5%, 7/01/2058	5,165,000	6,123,831
		$83,173,405
West Virginia - 0.5%
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4.75%, 6/01/2031	$1,000,000	$ 1,008,820
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Cabell Huntington Hospital Obligated Group), “A”, 5%, 1/01/2043	6,455,000	7,736,899
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2027	2,100,000	2,369,598
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2028	1,000,000	1,124,460
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2038	1,160,000	1,412,057
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2039	350,000	425,131
West Virginia Hospital Finance Authority Hospital Improvement Rev. (West Virginia University Health System Obligated Group), “A”, 4%, 6/01/2051	15,000,000	16,949,700
West Virginia Housing Development Fund, “A”, FHA, 3.45%, 11/01/2033	610,000	677,411
West Virginia Housing Development Fund, “A”, FHA, 3.75%, 11/01/2038	585,000	649,104
West Virginia Housing Development Fund, “A”, FHA, 3.9%, 11/01/2048	285,000	310,111
		$32,663,291

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - 3.2%
Public Finance Authority Wisconsin Healthcare Facilities Rev. (Blue Ridge Healthcare), “A”, 4%, 1/01/2045	$715,000	$ 819,969
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2031	85,000	69,628
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2032	725,000	571,880
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2033	1,105,000	836,938
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2034	1,050,000	764,222
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2035	1,580,000	1,102,619
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2036	1,620,000	1,083,667
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2037	2,630,000	1,686,619
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2038	2,845,000	1,745,948
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2039	3,095,000	1,820,046
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2040	1,340,000	753,616
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2031	545,000	446,437
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2032	740,000	583,941
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2033	710,000	538,074
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2034	655,000	477,102
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2035	840,000	586,782
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2036	815,000	545,822
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2037	815,000	523,018
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2038	840,000	516,314
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2039	790,000	465,389
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2040	195,000	109,883

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	$2,530,000	$ 2,746,593
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	2,315,000	2,481,911
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	1,265,000	1,345,391
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	1,265,000	1,343,670
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2030	160,000	209,914
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2031	170,000	221,972
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2032	200,000	259,730
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2033	215,000	278,064
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2034	200,000	258,020
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2035	260,000	334,370
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2037	1,110,000	1,200,276
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2041	1,910,000	2,048,513
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	675,000	780,725
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2038	520,000	612,508
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2044	600,000	699,366
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2049	2,515,000	2,917,651
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/2043	4,870,000	4,982,935
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/2038	5,110,000	5,216,339
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2039	1,060,000	1,143,782
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2046	1,335,000	1,418,451
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2054	6,875,000	7,237,725

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “B-3”, 2.25%, 11/01/2026	$2,265,000	$ 2,267,310
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2040	1,195,000	1,260,295
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2045	1,595,000	1,675,149
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2050	6,430,000	6,744,813
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., “D”, 4%, 3/01/2047 (u)	7,660,000	8,467,594
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	410,000	425,621
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	3,815,000	4,009,641
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	17,855,000	18,631,692
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	2,870,000	2,994,013
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 4%, 6/15/2030 (n)	475,000	518,401
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 5%, 6/15/2040 (n)	815,000	923,745
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 5%, 6/15/2054 (n)	1,380,000	1,537,085
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	285,000	340,851
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	865,000	1,014,879
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	580,000	676,042
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	665,000	722,835
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	1,015,000	1,092,820
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030 (n)	1,025,000	1,114,349
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035 (n)	1,005,000	1,090,405

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 4.125%, 6/15/2029 (n)	$510,000	$ 539,024
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2039 (n)	500,000	535,895
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2049 (n)	1,100,000	1,165,714
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 3.75%, 10/01/2023 (n)	225,000	229,498
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2033 (n)	670,000	748,946
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2048 (n)	3,265,000	3,543,570
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025 (n)	520,000	548,772
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030 (n)	920,000	973,986
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038 (n)	1,215,000	1,266,237
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	595,000	661,229
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	545,000	602,399
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	11,575,000	11,550,577
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	2,085,000	2,073,532
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037 (n)	8,145,000	8,166,258
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	1,250,000	1,253,188
Wisconsin Public Finance Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “A”, 5%, 11/15/2041	1,115,000	1,355,472
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2039 (n)	770,000	810,302
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2049 (n)	1,455,000	1,507,307

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2054 (n)	$1,365,000	$ 1,409,158
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	3,055,000	3,599,768
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 3%, 4/01/2025 (n)	325,000	333,535
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2030 (n)	600,000	720,084
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	2,805,000	3,169,201
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2040 (n)	1,150,000	1,333,046
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2050 (n)	2,000,000	2,280,480
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037 (n)	1,995,000	2,155,478
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042 (n)	3,965,000	4,260,948
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047 (n)	3,830,000	4,100,092
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052 (n)	8,800,000	9,402,536
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029 (n)	1,905,000	2,050,199
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034 (n)	1,730,000	1,867,518
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044 (n)	1,685,000	1,815,773
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049 (n)	3,465,000	3,760,495
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2044	520,000	629,070
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2045	995,000	1,105,933
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2050	855,000	945,271

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2054	$680,000	$ 814,225
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2055	965,000	1,063,092
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2058	780,000	933,028
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2034	2,380,000	2,743,640
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2039	1,490,000	1,692,864
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2044	1,770,000	1,986,152
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2049	2,540,000	2,836,469
Wisconsin Public Finance Authority Student Housing Rev. (Western Carolina University Project), 5.25%, 7/01/2047	2,480,000	2,661,238
		$206,494,559
Wyoming - 0.0%
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2031 (w)	$265,000	$ 332,776
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2032 (w)	160,000	199,406
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2033 (w)	265,000	328,306
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2035 (w)	255,000	313,737
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2037 (w)	225,000	273,994
		$1,448,219
Total Municipal Bonds (Identified Cost, $5,838,089,268)		$ 6,295,135,206

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – 0.5%
Consumer Services – 0.5%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2025 (n)	$8,970,000	$ 7,946,048
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2026 (n)	8,338,000	7,013,709
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2027 (n)	1,149,000	920,225
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2028 (n)	2,923,000	2,204,198
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n)	34,400,000	9,525,822
Toll Road Investors Partnership II LP, Capital Appreciation, “A”, NATL, 0%, 2/15/2045 (n)	602,076	146,646
Toll Road Investors Partnership II LP, Capital Appreciation, “B”, NATL, 0%, 2/15/2033 (n)	4,735,000	2,473,385
Total Bonds (Identified Cost, $31,207,595)		$ 30,230,033
Investment Companies (h) - 3.3%
Money Market Funds – 3.3%
MFS Institutional Money Market Portfolio, 0.09% (v) (Identified Cost, $209,885,444)	209,885,766	$ 209,885,766
Other Assets, Less Liabilities - (2.5)%		(161,081,018)
Net Assets - 100.0%		$ 6,374,169,987

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $209,885,766 and $6,325,365,239, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $905,300,842, representing 14.2% of net assets.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

Portfolio of Investments – continued
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 7/01/2032	10/8/2020	$1,800,000	$1,462,500
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	5/25/2017-6/1/2018	11,564,858	7,413,250
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 12/01/2039	7/26/2019	11,288,457	3,931,450
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 5.5%, 5/15/2025	6/30/2015	300,000	183,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035	6/30/2015	300,000	183,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035	11/15/2017	1,140,291	643,550
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044	12/16/2013-8/29/2018	10,935,573	6,459,900
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049	6/30/2015	805,000	491,050
Total Restricted Securities			$20,767,700
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate

Portfolio of Investments – continued
NATL	National Public Finance Guarantee Corp.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 1/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $5,869,296,863)	$6,325,365,239
Investments in affiliated issuers, at value (identified cost, $209,885,444)	209,885,766
Cash	16,390
Receivables for
When-issued investments sold	34,308,540
Investments sold	5,016,162
Fund shares sold	22,110,885
Interest	52,865,341
Other assets	18,081
Total assets	$6,649,586,404
Liabilities
Payables for
Distributions	$2,175,251
Investments purchased	11,062,689
Fund shares reacquired	8,232,083
When-issued investments purchased	175,555,906
Interest expense and fees	162,966
Payable to the holders of the floating rate certificates	76,561,474
Payable to affiliates
Investment adviser	346,628
Administrative services fee	5,871
Shareholder servicing costs	1,002,595
Distribution and service fees	18,807
Payable for independent Trustees' compensation	2,315
Accrued expenses and other liabilities	289,832
Total liabilities	$275,416,417
Net assets	$6,374,169,987
Net assets consist of
Paid-in capital	$5,984,754,715
Total distributable earnings (loss)	389,415,272
Net assets	$6,374,169,987
Shares of beneficial interest outstanding	739,360,920

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,971,227,723	228,551,127	$8.62
Class B	6,519,252	755,139	8.63
Class C	167,086,822	19,351,928	8.63
Class I	2,831,020,845	328,439,906	8.62
Class R6	1,398,315,345	162,262,820	8.62

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.00 [100 / 95.75 x $8.62]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 1/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$243,687,426
Dividends from affiliated issuers	450,300
Other	719
Total investment income	$244,138,445
Expenses
Management fee	$29,383,340
Distribution and service fees	2,097,197
Shareholder servicing costs	4,059,687
Administrative services fee	568,871
Independent Trustees' compensation	80,932
Custodian fee	372,617
Shareholder communications	241,015
Audit and tax fees	69,766
Legal fees	77,563
Interest expense and fees	1,010,107
Miscellaneous	422,240
Total expenses	$38,383,335
Fees paid indirectly	(1,352)
Reduction of expenses by investment adviser and distributor	(652,086)
Net expenses	$37,729,897
Net investment income (loss)	$206,408,548
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(48,412,331)
Affiliated issuers	(42,341)
Net realized gain (loss)	$(48,454,672)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$4,276,808
Affiliated issuers	(9,157)
Net unrealized gain (loss)	$4,267,651
Net realized and unrealized gain (loss)	$(44,187,021)
Change in net assets from operations	$162,221,527
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/21	1/31/20
Change in net assets
From operations
Net investment income (loss)	$206,408,548	$208,223,657
Net realized gain (loss)	(48,454,672)	23,111,458
Net unrealized gain (loss)	4,267,651	338,230,936
Change in net assets from operations	$162,221,527	$569,566,051
Total distributions to shareholders	$(206,724,905)	$(201,093,248)
Change in net assets from fund share transactions	$279,866,360	$897,649,851
Total change in net assets	$235,362,982	$1,266,122,654
Net assets
At beginning of period	6,138,807,005	4,872,684,351
At end of period	$6,374,169,987	$6,138,807,005
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$8.66	$8.09	$8.16	$8.02	$8.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.32	$0.35	$0.36	$0.37(c)
Net realized and unrealized gain (loss)	(0.04)	0.56	(0.08)	0.14	(0.25)
Total from investment operations	$0.26	$0.88	$0.27	$0.50	$0.12
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.31)	$(0.34)	$(0.36)	$(0.35)
Net asset value, end of period (x)	$8.62	$8.66	$8.09	$8.16	$8.02
Total return (%) (r)(s)(t)(x)	3.24	11.06	3.31	6.29	1.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.67	0.67	0.68	0.71(c)
Expenses after expense reductions (f)	0.64	0.66	0.66	0.65	0.66(c)
Net investment income (loss)	3.65	3.82	4.35	4.44	4.41(c)
Portfolio turnover	30	12	24	17	23
Net assets at end of period (000 omitted)	$1,971,228	$1,999,299	$1,623,004	$1,589,868	$1,781,515
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.62	0.63	0.64	0.64	0.65(c)
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$8.67	$8.10	$8.16	$8.03	$8.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.29	$0.30	$0.30(c)
Net realized and unrealized gain (loss)	(0.05)	0.56	(0.07)	0.13	(0.25)
Total from investment operations	$0.20	$0.82	$0.22	$0.43	$0.05
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.28)	$(0.30)	$(0.28)
Net asset value, end of period (x)	$8.63	$8.67	$8.10	$8.16	$8.03
Total return (%) (r)(s)(t)(x)	2.49	10.24	2.68	5.35	0.59(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.67	1.68	1.71(c)
Expenses after expense reductions (f)	1.40	1.41	1.41	1.41	1.44(c)
Net investment income (loss)	3.00	3.12	3.61	3.68	3.62(c)
Portfolio turnover	30	12	24	17	23
Net assets at end of period (000 omitted)	$6,519	$13,733	$17,392	$22,213	$26,528
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.38	1.38	1.40	1.40	1.43(c)
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$8.67	$8.10	$8.16	$8.03	$8.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.24	$0.27	$0.28	$0.28(c)
Net realized and unrealized gain (loss)	(0.04)	0.56	(0.08)	0.13	(0.24)
Total from investment operations	$0.18	$0.80	$0.19	$0.41	$0.04
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.25)	$(0.28)	$(0.27)
Net asset value, end of period (x)	$8.63	$8.67	$8.10	$8.16	$8.03
Total return (%) (r)(s)(t)(x)	2.23	9.96	2.42	5.10	0.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.67	1.68	1.71(c)
Expenses after expense reductions (f)	1.64	1.66	1.66	1.65	1.66(c)
Net investment income (loss)	2.69	2.84	3.35	3.43	3.41(c)
Portfolio turnover	30	12	24	17	23
Net assets at end of period (000 omitted)	$167,087	$242,387	$230,387	$282,931	$285,224
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.63	1.63	1.64	1.64	1.65(c)
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	1/31/21	1/31/20	1/31/19	1/31/18	1/31/17
Net asset value, beginning of period	$8.66	$8.09	$8.15	$8.02	$8.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.32	$0.35	$0.36	$0.37(c)
Net realized and unrealized gain (loss)	(0.04)	0.56	(0.08)	0.13	(0.25)
Total from investment operations	$0.26	$0.88	$0.27	$0.49	$0.12
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.31)	$(0.33)	$(0.36)	$(0.35)
Net asset value, end of period (x)	$8.62	$8.66	$8.09	$8.15	$8.02
Total return (%) (r)(s)(t)(x)	3.24	11.06	3.44	6.15	1.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.67	0.67	0.68	0.71(c)
Expenses after expense reductions (f)	0.64	0.66	0.66	0.65	0.66(c)
Net investment income (loss)	3.64	3.82	4.34	4.42	4.42(c)
Portfolio turnover	30	12	24	17	23
Net assets at end of period (000 omitted)	$2,831,021	$2,687,508	$2,145,125	$2,261,507	$1,547,999
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.62	0.63	0.64	0.64	0.65(c)
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	1/31/21	1/31/20	1/31/19	1/31/18(i)
Net asset value, beginning of period	$8.65	$8.08	$8.15	$8.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.33	$0.36	$0.22
Net realized and unrealized gain (loss)	(0.03)	0.56	(0.09)	(0.06)(g)
Total from investment operations	$0.28	$0.89	$0.27	$0.16
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.34)	$(0.24)
Net asset value, end of period (x)	$8.62	$8.65	$8.08	$8.15
Total return (%) (r)(s)(t)(x)	3.44	11.16	3.40	1.97(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.59	0.58	0.57(a)
Expenses after expense reductions (f)	0.56	0.58	0.57	0.56(a)
Net investment income (loss)	3.73	3.89	4.41	4.12(a)
Portfolio turnover	30	12	24	17
Net assets at end of period (000 omitted)	$1,398,315	$1,195,880	$856,776	$397,994
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.54	0.55	0.56	0.55(a)

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For Class R6, the period is from the class inception, June 2, 2017, through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with

Notes to Financial Statements  - continued
respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair

Notes to Financial Statements  - continued
value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$6,295,135,206	$—	$6,295,135,206
U.S. Corporate Bonds	—	30,230,033	—	30,230,033
Mutual Funds	209,885,766	—	—	209,885,766
Total	$209,885,766	$6,325,365,239	$—	$6,535,251,005
For further information regarding security characteristics, see the Portfolio of Investments.
Inverse Floaters — The fund invests in municipal inverse floating rate securities which are structured by the fund utilizing the fund's municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the fund’s payable to the holders of the floating rate certificates as reported in the fund’s Statement of Assets and Liabilities

Notes to Financial Statements  - continued
approximates its fair value. The value of the payable to the holders of the floating rate certificates as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2021, the fund’s payable to the holders of the floating rate certificates was $76,561,474 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 0.11%. For the year ended January 31, 2021, the average payable to the holders of the settled floating rate certificates was $80,631,195 at a weighted average interest rate of 0.71%. Interest expense and fees include interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2021, interest expense and fees related to self-deposited inverse floaters amounted to $981,721 and are included in “Interest expense and fees” in the Statement of Operations.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell debt securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value

Notes to Financial Statements  - continued
and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/21	Year ended 1/31/20
Ordinary income (including any short-term capital gains)	$11,818,609	$821,771
Tax-exempt income	194,906,296	200,271,477
Total distributions	$206,724,905	$201,093,248

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/21
Cost of investments	$6,019,993,213
Gross appreciation	488,077,572
Gross depreciation	(49,381,254)
Net unrealized appreciation (depreciation)	$ 438,696,318
Undistributed ordinary income	1,218,759
Undistributed tax-exempt income	45,412,576
Capital loss carryforwards	(79,174,480)
Other temporary differences	(16,737,901)
As of January 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(72,051,815)
Long-Term	(7,122,665)
Total	$(79,174,480)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 1/31/21	Year ended 1/31/20
Class A	$67,375,712	$67,026,212
Class B	266,852	476,593
Class C	5,375,754	6,360,655
Class I	93,361,821	89,486,576
Class R6	40,344,766	37,743,212
Total	$206,724,905	$201,093,248

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.45%
In excess of $10 billion	0.425%
MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended January 31, 2021, this management fee reduction amounted to $629,200, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.50% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest expenses and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R6
0.65%	1.40%	1.65%	0.65%	0.56%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May, 31 2022. For the year ended January 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $88,226 for the year ended January 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.75%	$ 90,611
Class C	0.75%	0.25%	1.00%	1.00%	2,006,586
Total Distribution and Service Fees					$2,097,197
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2021 based on each class's average daily net assets.MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least May 31, 2022. For the year ended January 31, 2021, this waiver amounted to $22,653, which is included in the reduction of total expenses in the Statement of Operations. MFD has also voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2021, this rebate amounted to $233 for Class C shares, which is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2021, were as follows:
Amount
Class A	$241,515
Class B	11,473
Class C	38,449
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended January 31, 2021, the fee was $169,725, which equated to 0.0030% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,889,962.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2021 was equivalent to an annual effective rate of 0.0100% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $940 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,298 at January 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended January 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $562,837 and $6,335,288, respectively. The sales transactions resulted in net realized gains (losses) of $(293,569).
(4) Portfolio Securities
For the year ended January 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,933,884,078 and $1,723,058,371, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/21		Year ended 1/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	41,685,865	$344,479,434	56,314,228	$474,286,056
Class B	3,860	32,779	75,703	633,094
Class C	2,813,618	23,348,058	6,285,190	53,064,936
Class I	132,192,517	1,076,180,486	106,951,880	898,067,367
Class R6	80,075,619	664,146,738	52,565,983	443,637,278
	256,771,479	$2,108,187,495	222,192,984	$1,869,688,731
Shares issued to shareholders in reinvestment of distributions
Class A	7,538,855	$62,071,649	7,304,615	$61,678,247
Class B	26,552	217,894	46,825	395,095
Class C	586,468	4,821,847	645,598	5,452,361
Class I	9,991,986	82,250,526	9,021,394	76,144,413
Class R6	3,917,680	32,245,439	4,012,776	33,863,610
	22,061,541	$181,607,355	21,031,208	$177,533,726
Shares reacquired
Class A	(51,485,828)	$(417,374,935)	(33,424,331)	$(281,826,490)
Class B	(859,178)	(7,014,512)	(686,291)	(5,794,299)
Class C	(12,001,887)	(98,931,509)	(7,425,448)	(62,500,041)
Class I	(124,193,568)	(1,004,658,303)	(70,836,866)	(594,462,214)
Class R6	(59,913,397)	(481,949,231)	(24,393,326)	(204,989,562)
	(248,453,858)	$(2,009,928,490)	(136,766,262)	$(1,149,572,606)
Net change
Class A	(2,261,108)	$(10,823,852)	30,194,512	$254,137,813
Class B	(828,766)	(6,763,839)	(563,763)	(4,766,110)
Class C	(8,601,801)	(70,761,604)	(494,660)	(3,982,744)
Class I	17,990,935	153,772,709	45,136,408	379,749,566
Class R6	24,079,902	214,442,946	32,185,433	272,511,326
	30,379,162	$279,866,360	106,457,930	$897,649,851
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2021, the fund’s commitment fee and interest expense were $28,291 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$93,152,808	$1,406,578,754	$1,289,794,298	$(42,341)	$(9,157)	$209,885,766

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$450,300	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Municipal High Income Fund and the Board of Trustees of MFS Series Trust III
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust III (the “Trust”)), including the portfolio of investments, as of January 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust III) at January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
March 18, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Gary Lasman Geoffrey Schechter

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022.  The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, 94.28% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2021 and 2020, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Global High Yield Fund	80,066	78,972
MFS High Income Fund	75,001	73,977
MFS High Yield Pooled Portfolio	34,463	33,998

Total	189,530	186,947

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Municipal High Income Fund	56,824	56,050

For the fiscal years ended January 31, 2021 and 2020, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Global High Yield Fund	0	0	7,485	6,987	0	0
To MFS High Income Fund	0	0	9,817	9,040	0	0
To MFS High Yield Pooled Portfolio	0	0	9,304	8,781	0	0
Total fees billed by Deloitte To above Funds	0	0	26,606	24,808	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global High Yield Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS High Income Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by Deloitte:
To MFS Global High Yield Fund, MFS and MFS Related Entities#	556,625	360,777
To MFS High Income Fund, MFS and MFS Related Entities#	558,957	362,830
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	558,444	362,571

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	10,122	9,982	2,389	2,366

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	1,783,260	1,706,760	0	0	107,150	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	2,145,151	2,007,858

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: March 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: March 18, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 18, 2021

*	Print name and title of each signing officer under his or her signature.